Vanguard Variable Annuity

Prospectus
October 13, 2003

Issued Through TFLIC Separate Account B

By Transamerica Financial Life Insurance Company

The Vanguard Variable Annuity (the “Contract”) provides a means of investing on a tax-deferred basis in Portfolios of Vanguard Variable Insurance Fund

Money Market Portfolio

Short-Term Corporate Portfolio

Total Bond Market Index Portfolio

High Yield Bond Portfolio

Balanced Portfolio

Equity Income Portfolio

Diversified Value Portfolio

Total Stock Market Index Portfolio

Equity Index Portfolio

Mid-Cap Index Portfolio

Growth Portfolio

Capital Growth Portfolio

Small Company Growth Portfolio

International Portfolio

REIT Index Portfolio

The Contract is intended for retirement savings or other long-term investment purposes. You bear all investment risk (including the possible loss of principal), and investment results are not guaranteed. The Contract provides a Free Look Period of 30 days (60 days for replacements) during which the Contract may be cancelled.

Why Reading This Prospectus Is Important

This prospectus explains the Vanguard Variable Annuity. Reading the Contract prospectus will help you decide whether the Contract is the right investment for you. The Contract prospectus must be accompanied by a current prospectus for Vanguard Variable Insurance Fund, which discusses in greater depth the objective, risks, and strategies of each Portfolio of Vanguard Variable Insurance Fund. Please read them both carefully before you invest and keep them for future reference. A Statement of Additional Information for the Contract prospectus has been filed with the Securities and Exchange Commission, is incorporated by reference, and is available free by writing to Vanguard Annuity and Insurance Services, P.O. Box 1105, Valley Forge, PA 19482-1105 or by calling 1-800-522-5555 on business days between 8 a.m. and 8 p.m., Eastern time. The Table of Contents for the Statement of Additional Information is included at the end of the Contract prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The Contract is available only in the state of New York.

This prospectus does not constitute an offering in any jurisdiction where it would be unlawful to make an offering like this. No one has been authorized to give any information or make any representations about this offering other than those contained in this prospectus. You should not rely on any other information or representations.

Contents

1	Cross Reference to Definitions	10	Purchase	22	Death Benefit

2	Summary	13	Investment Options	24	Other Information

5	Fee Table	16	Expenses	28	Table of Contents of Statement of Additional
7	Example	17	Taxes		Information

7	The Annuity Contract	20	Access to Your Money	29	Appendix (Condensed Financial Information)
8	Annuity Payments	21	Performance

CROSS REFERENCE TO DEFINITIONS

We have generally defined the technical terms associated with the Contract where they are used in the prospectus. The following list shows where certain of the more technical and more frequently used terms are defined in the prospectus. In the text you can easily locate the defined word because it will appear in bold type or its definition will be covered in a space on the page set aside specifically for discussion of the term.

Accumulated Value	13

Accumulation Phase	8

Accumulation Unit	13

Accumulation Unit Value	13

Adjusted Partial Withdrawal	22

Annuitant	23

Annuity Payment Options	9

Beneficiary(ies)	23

Business Day	10

Contract	25

Contract Date	11

Contract Owner	25

Free Look Period	25

Income Date	8

Income Phase	8

Initial Premium Payment	10

Joint Annuitant	23

Net Premium Payment	11

Non-Qualified Contract	7

Qualified Contract	11

Portfolios	13

Premium Tax	11

Premium Payment	11

Tax Deferral	18

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Summary

The sections in this Summary provide you with a concise discussion of the major topics covered in this prospectus. Each section of the Summary is discussed in greater detail in the main body of the prospectus at corresponding section headings. Please read the full prospectus carefully.

THE ANNUITY CONTRACT

The Vanguard Variable Annuity is a flexible-premium variable annuity offered by Transamerica Financial Life Insurance Company (the “Company”). The Contract provides a means of investing on a tax-deferred basis in various Subaccounts that invest in the portfolios of Vanguard Variable Insurance Fund (“the Portfolios”).

Who Should Invest

The Contract is intended for long-term investors who want tax-deferred accumulations of funds, generally for retirement but also for other long-term purposes.

The Contract provides benefits in two distinct phases: accumulation and income.

The Accumulation Phase

During the Accumulation Phase, you choose to allocate your investment in the Contract among the various Subaccounts that invest in the Vanguard Portfolios available under the Contract. You can contribute additional dollars to the Contract and you can take withdrawals from the Contract during the Accumulation Phase. The value of your investment depends on the investment performance of the Subaccounts you choose. Your earnings are generally not taxed during this phase unless you withdraw them.

The Income Phase

During the Income Phase, you can receive regular annuity payments on a fixed or variable basis and for various periods of time depending on your need for income and the choices available under the Contract. See Annuity Payments, page 8, for more information about Annuity Payment Options.

Vanguard Variable Insurance Fund

The Subaccounts available for investment under the Contract invest in Portfolios of Vanguard Variable Insurance Fund (the “Fund”), an open-end investment company. The Fund is a member of The Vanguard Group, a family of 35 investment companies with more than 100 distinct investment portfolios holding assets in excess of $550 billion.

ANNUITY PAYMENTS

During the Income Phase, you receive regular annuity payments under a wide range of Annuity Payment Options. The Contract allows you to receive an income guaranteed for as long as you live or until the second of two people dies. You may also choose to receive a guaranteed number of payments over a number of years. Most Annuity Payment Options are available on either a variable basis (where the amount of the payment rises or falls depending on the investment performance of the Subaccounts you have chosen) or a fixed basis (where the payment amount is guaranteed).

PURCHASE

You can buy the Contract with a minimum investment of $5,000 under most circumstances. You can add $250 or more at any time during the Accumulation Phase. The total of all your Premium Payments in the Contract may not exceed $5,000,000 without prior approval from the Company.

INVESTMENT OPTIONS

When you purchase the Contract, your Premium Payments are deposited into TFLIC Separate Account B (“the Separate Account”). The Separate Account contains a number of subaccounts that invest exclusively in shares of the Portfolios of the Vanguard Variable Insurance Fund (the “Subaccounts”). The investment performance of each Subaccount is linked directly to the investment performance of one of the Portfolios. Assets in the Separate Account belong to the Company, but are accounted for separately from the Company’s other assets and can be used only to satisfy its obligations to the Contract Owners.

You can allocate your Premium Payments to one or more Subaccounts that invest exclusively in shares of the following Portfolios described in the Fund prospectus:

Managed by Vanguard’s Fixed Income Group

Money Market Portfolio

Total Bond Market Index Portfolio

Short-Term Corporate Portfolio

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Managed by Vanguard’s Quantitative Equity Group

Equity Index Portfolio

Mid-Cap Index Portfolio

REIT Index Portfolio

Total Stock Market Index Portfolio

Managed by Wellington Management Company, LLP

High Yield Bond Portfolio

Balanced Portfolio

Managed by Wellington Management Company, LLP and Vanguard’s Quantitative Equity Group

Equity Income Portfolio

Managed by Barrow, Hanley, Mewhinney & Strauss, Inc.

Diversified Value Portfolio

Managed by Alliance Capital Management L.P.

Growth Portfolio

Managed by PRIMECAP Management Company

Capital Growth Portfolio

Managed by Granahan Investment Management, Inc. and Grantham, Mayo, Van Otterloo & Co. LLC

Small Company Growth Portfolio

Managed by Schroder Investment Management North America Inc. and Baillie Gifford Overseas Ltd

International Portfolio

Each Portfolio’s board of trustees may, without prior approval from Contract Owners, change the terms of an advisory agreement or hire a new investment adviser—either as a replacement for an existing adviser or as an additional adviser. Any significant change in a Portfolio’s advisory arrangements will be communicated to Contract Owners in writing. In addition, as each Portfolio’s sponsor and overall manager, The Vanguard Group may provide investment advisory services to a Portfolio, on an at-cost basis, at any time.

You can make or lose money in any of the Subaccounts that invest in these Portfolios depending on their investment performance.

EXPENSES

There are no sales charges or sales loads associated with the Contract.

The Company will deduct a daily charge corresponding to an annual charge of 0.10% of the net asset value of the Separate Account as an Administrative Expense Charge and a daily charge corresponding to an annual charge of 0.20% for the mortality and expense risks assumed by the Company. Depending on the death benefit you select there may be an additional quarterly mortality and expense risk charge corresponding to an additional annual charge of 0.05%, or 0.12%. For Contracts valued at less than $25,000, there is also a $25 Annual Contract Maintenance Fee.

You will also pay Fund Operating Expenses, which currently range from 0.18% to 0.57% annually of the average daily value of the Portfolios.

TAXES

In general, you are not taxed on earnings on your investment in the Contract until you withdraw them or receive Annuity Payments. Earnings are taxed as ordinary income. During the Accumulation Phase, for tax purposes withdrawals are taken from earnings first, then from your investment in the Contract. If you receive money from the Contract before age 59½, you may have to pay a 10% federal penalty tax on the earnings portion received. During the Income Phase, payments come partially from earnings, partially from your investment. You are taxed only on the earnings portion of each Annuity Payment.

ACCESS TO YOUR MONEY

You can take money out of your Contract at any time during the Accumulation Phase after the Free Look Period without incurring a withdrawal charge. Each withdrawal you make must be at least $250. You may have to pay income tax and a tax penalty on any money you take out.

PERFORMANCE

The investment performance of the Subaccounts you choose directly affects the value of your Contract. You bear all investment risk (including the possible loss of principal), and investment results are not guaranteed.

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From time to time, the Company may advertise the investment performance of the Subaccounts. In doing so, it will use standardized methods prescribed by the Securities and Exchange Commission, as well as certain non-standardized methods.

Past performance does not indicate or predict future performance.

DEATH BENEFIT

If the Annuitant dies during the Accumulation Phase, the Beneficiary will receive the Death Benefit. The Death Benefit is the then-current Accumulated Value of the Contract. However, for an additional charge, there are two optional Death Benefit Riders available that you can select at the time of purchase (see Death Benefit, page 22). The Death Benefit will be calculated on the date the Company receives Due Proof of Death and all Company forms, fully completed. The Contract is a variable annuity and if applicable, the Death Benefit is subject to market risk until all Beneficiaries have made claim. The Beneficiary may elect to receive these amounts as a lump sum or as Annuity Payments.

Federal tax law requires that if a Contract Owner is a natural person and dies before the Income Date, then the entire value of the Contract must be distributed within five years of the date of death of the Contract Owner. Special rules may apply to a surviving spouse. If the Contract Owner is not a natural person, the death of the primary Annuitant triggers the same distribution requirement.

OTHER INFORMATION

Free Look Periods

There are two different Free Look Periods. If the Contract is not a replacement of an existing annuity contract or life insurance or endowment policy, the Contract provides for a Free Look Period of 30 days after the Contract Owner receives the Contract plus 5 days for mailing. If the Contract is a replacement of an existing annuity contract or life insurance or endowment policy, a Free Look Period exists for 60 days after the Contract Owner receives the Contract plus 5 days for mailing. If you cancel your Contract during the applicable Free Look Period, the Company will return the Accumulated Value including any fees and charges, as of the date the notice is received by the Company.

Reinstatements

If you ask the Company to reinstate a Contract exchanged under Internal Revenue Code Section 1035 or a Contract whose funds were transferred via a trustee-to-trustee under the Internal Revenue Code, the Company will require the Contract Owner to replace the same total amount of money in the applicable Subaccounts as was taken from them to effect the transfer.

Transamerica Financial Life Insurance Company

Transamerica Financial Life Insurance Company (formerly AUSA Life Insurance Company, Inc.) is a life insurance company incorporated under New York law. It is principally engaged in offering life insurance and annuity contracts. First Providian Life & Health Insurance Company (“First Providian”) merged into the Company in October 1998.

TFLIC Separate Account B

First Providian established the Separate Account B (the “Separate Account”) under New York law. As part of First Providian’s merger with the Company, the Separate Account was also merged into the Company and survived the merger intact. The Separate Account is a unit investment trust registered with the Securities and Exchange Commission. The Separate Account has various Subaccounts, each of which invests solely in a corresponding Portfolio of the Fund.

Other topics

Additional information on the topics summarized above and on other topics not summarized here can be found at Other Information, page 24.

INQUIRIES AND CONTRACT AND POLICYHOLDER INFORMATION

For more information about the Vanguard Variable Annuity, call 1-800-522-5555 or write:

Regular Mail:	Overnight or Certified Mail:

Vanguard Annuity and Insurance Services	Vanguard Annuity and Insurance Services
P.O. Box 1105	455 Devon Park Drive
Valley Forge, PA 19482-1105	Wayne, PA 19087

If you have questions about your Contract, please telephone Vanguard Annuity and Insurance Services at 1-800-462-2391. Please have ready the Contract number and the Contract Owner’s name, address, and Social Security number when you call. As Contract Owner, you will receive periodic statements confirming any transactions that take place as well as quarterly statements and an annual report.

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Fee Table

The following Fee Table illustrates all expenses that you would incur as a Contract Owner. The purpose of this Fee Table is to assist you in understanding the various costs and expenses that you would pay directly or indirectly as a purchaser of the Contract. The first table describes the fees and expenses that you will pay at the time you purchase the Contract, surrender the Contract, or transfer cash value between investment options. State premium taxes may also be deducted. For a complete discussion of Contract cost and expenses, see Expenses, page 16.

Owner Transaction Expenses	Separate Account
Sales Load Imposed on Purchases	None
Surrender Fees	None
Exchange Fees	None
Annual Contract Maintenance Fee*	$25

*	Applies to Contracts valued at less than $25,000 at the time of initial purchase and each year thereafter if the Accumulated Value remains below $25,000.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including the investment portfolios’ fees and expenses.

ANNUAL SEPARATE ACCOUNT EXPENSES** (as a percentage of average account value)	Separate Account
Accumulated Value Death Benefit Option
Mortality and Expense Risk Charge:	0.20%
Administrative Expense Charge:	0.10

Total Annual Separate Account Expenses:	0.30%
Return of Premium Death Benefit Option
Mortality and Expense Risk Charge:	0.25%
Administrative Expense Charge:	0.10

Total Annual Separate Account Expenses:	0.35%
Annual Step-Up Death Benefit Option
Mortality and Expense Risk Charge:	0.32%
Administrative Expense Charge:	0.10

Total Annual Separate Account Expenses:	0.42%

**	See Expenses, page 16 for more information.

The next item shows the minimum and maximum total operating expenses charged by the investment Portfolios that you may pay periodically during the time that you own the Contract. More detail concerning each investment Portfolio’s fees and expenses is contained in the prospectus for the Fund.

TOTAL FUND OPERATING EXPENSES

	Minimum	Maximum
Expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.18%	0.57%

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ANNUAL FUND OPERATING EXPENSES during the fiscal year ended December 31, 2002

	Money Market Portfolio	Short- Term Corporate Portfolio	Total Bond Market Index Portfolio	High Yield Bond Portfolio	Balanced Portfolio	Equity Income Portfolio	Diversified Value Portfolio	Total Stock Market Index Portfolio**
Management & Administrative Expenses	0.17%	0.19%	0.20%	0.24%	0.20%	0.24%	0.31%	0.00%
Investment Advisory Fees	0.01	0.01	0.01	0.06	0.11	0.10	0.15	0.00
12b-1 Distribution Fees	None	None	None	None	None	None	None	None
Other Expenses
Distribution Costs	0.02	0.01	0.01	0.01	0.01	0.01	0.02	0.00
Miscellaneous Expenses	0.01	0.02	0.02	0.02	0.01	0.02	0.02	0.00

Total Other Expenses	0.03	0.03	0.03	0.03	0.02	0.03	0.04	0.00

Total Fund Operating Expenses	0.21%	0.23%	0.24%	0.33%	0.33%	0.37%	0.50%	0.00	%*

ANNUAL FUND OPERATING EXPENSES during the fiscal year ended December 31, 2002

	Equity Index Portfolio	Mid-Cap Index Portfolio	Growth Portfolio	Capital Growth Portfolio		Small Company Growth Portfolio	International Portfolio	REIT Index Portfolio
Management & Administrative Expenses	0.14%	0.23%	0.26%	0.31%		0.32%	0.24%	0.32%
Investment Advisory Fees	0.02	0.01	0.11	0.15		0.22	0.18	0.02
12b-1 Distribution Fees	None	None	None	None		None	None	None
Other Expenses
Distribution Costs	0.01	0.02	0.02	0.02		0.01	0.01	0.01
Miscellaneous Expenses	0.01	0.04	0.02	0.00		0.02	0.10	0.04

Total Other Expenses	0.02	0.06	0.04	0.02		0.03	0.11	0.05

Total Fund Operating Expenses	0.18%	0.30%	0.41%	0.48	%*	0.57%	0.53%	0.39%

*	The expenses shown for the Total Stock Market Index and the Capital Growth Portfolios are based on estimated amounts for the fiscal year.
**	Although the Portfolio is not expected to incur any net expenses directly, the Portfolio’s shareholders indirectly bear the expenses of the underlying Vanguard Funds in which the Portfolio invests. The Portfolio’s indirect expense ratio based on its underlying funds is estimated at 0.20% for the current fiscal year.

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Example

The following example illustrates the maximum expenses that you would incur on a $10,000 premium payment over various periods, assuming (1) a 5% annual rate of return and (2) full surrender at the end of each period. The Contract imposes no surrender fees of any kind. Your expenses are identical whether you continue the Contract or withdraw the entire value of your Contract at the end of the applicable period as a lump sum or under one of the Contract’s Annuity Payment Options. The expenses reflect different mortality and expense risk fees depending on which death benefit you select.

	1 Year	3 Years	5 Years	10 Years
Accumulated Value Death Benefit Option (0.30%)	$89	$278	$483	$1,074
Return of Premium Death Benefit Option (0.35%)	94	294	510	1,132
Annual Step-Up Death Benefit Option (0.42%)	101	316	548	1,214

You should not consider this example to be a representation of past or future expenses or performance. Actual expenses may be higher or lower than those shown, subject to the guarantees or limitations in the Contract.

CONDENSED FINANCIAL INFORMATION

Please note that the Appendix contains a history of accumulation unit values in a table labeled “Condensed Financial Information.”

Automated Quotes

The Vanguard Tele-Account Service provides access to Accumulation Unit Values (to six decimal places) and total returns for all Portfolios, and yield information for the Money Market, Total Bond Market Index, High Yield Bond, and Short-Term Corporate Portfolios of the Fund. Contract Owners may use this service for 24-hour access to Portfolio information. To access the service you may call Tele-Account at 1-800-662-6273 (ON-BOARD) and follow the step-by-step instructions, or speak with a Vanguard Variable Annuity and Insurance Services associate at 1-800-522-5555 to request a brochure that explains how to use the service.

Vanguard’s website also has Accumulation Unit Values (to six decimal places) for all Subaccounts. This service can be accessed from www.vanguard.com.

Accessing Your Contract on the Web

You may access information and manage your annuity on www.vanguard.com. This convenient service, available 24-hours a day, allows you to check your annuity balances, your Portfolio holdings, and make exchanges between Portfolios at any time. (Note: exchange requests received prior to the close of regular trading on the New York Stock Exchange—generally 4 p.m., Eastern time—will be processed after the close on that same day. Requests received after the close of regular trading will be processed the next Business Day).

In order to access your annuity on the web, you must be a registered user of Vanguard.com. You can simply log on to Vanguard.com to register, or speak with a Vanguard Annuity and Insurance Services associate at 1-800-522-5555 for assistance.

The Annuity Contract

The Vanguard Variable Annuity is a flexible-premium variable annuity offered by Transamerica Financial Life Insurance Company (the “Company”). The Contract provides a means of investing on a tax-deferred basis in Subaccounts that invest in various portfolios (the “Portfolios”) offered by Vanguard Variable Insurance Fund. You may purchase a Contract using after-tax dollars (a Non-Qualified Contract), or you may purchase a Qualified Contract by “rolling over” funds from another individual retirement annuity or from a qualified plan.

Who Should Invest

The Contract is intended for long-term investors who want tax-deferred accumulation of funds, generally for retirement but also for other long-term investment purposes. The tax-deferred feature of the Contract is most attractive to investors in high federal and state marginal tax brackets who have exhausted other avenues of tax deferral, such as pre-tax contributions to employer-sponsored retirement or savings plans. The tax-deferred feature of the Contract is unnecessary when the Contract is purchased to fund a qualified plan.

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About the Contract

The Vanguard Variable Annuity is a contract between you, the Contract Owner, and the Company, the issuer of the Contract.

The Contract provides benefits in two distinct phases: accumulation and income.

Accumulation Phase

The Accumulation Phase starts when you purchase your Contract and ends immediately before the Income Date, when the Income Phase starts. During the Accumulation Phase, you choose to allocate your investment in the Contract among the various available Subaccounts. The Contract is a variable annuity because the value of your investment in the Subaccounts can go up or down depending on the investment performance of the Subaccounts you choose. The Contract is a flexible-premium annuity because you can make additional investments of at least $250 until the Income Phase begins. During this phase, you are generally not taxed on earnings from amounts invested unless you withdraw them.

Other benefits available during the Accumulation Phase include the ability to:

•	Make transfers among your Subaccount choices (“exchanges”) at no charge and without current tax consequences. (See Exchanges Among the Subaccounts, page 15.)

•	Withdraw all or part of your money with no surrender penalty charged by the Company, although you may incur income taxes and a 10% penalty tax prior to age 59 1/2 (See Full and Partial Withdrawals, page 20.)

Income Phase

During the Income Phase, you receive regular annuity payments. The amount of these payments is based in part on the amount of money accumulated under your Contract (its Accumulated Value) and the Annuity Payment Option you select. The Annuity Payment Options are explained at Annuity Payments, page below.

At your election, payments can be either variable or fixed. If variable, the payments rise or fall depending on the investment performance of the Subaccounts you choose. If fixed, the payment amounts are guaranteed.

Annuity payments are available in a wide variety of options, including payments over a specified period or for life (for either a single life or joint lives), with or without a guaranteed number of payments.

The Separate Account

When you purchase a Contract, your money is deposited into the Company’s TFLIC Separate Account B (the “Separate Account”). The Separate Account contains a number of Subaccounts that invest exclusively in shares of the corresponding Portfolios. The investment performance of each Subaccount is linked directly to the investment performance of one of the Portfolios. Assets in the Separate Account belong to the Company but are accounted for separately from the Company’s other assets and can be used only to satisfy its obligations to Contract Owners.

Vanguard Variable Insurance Fund

The Subaccounts available for investment under the Contract invest in the Portfolios of Vanguard Variable Insurance Fund, an open-end investment company intended exclusively as an investment vehicle for variable annuity and variable life insurance contracts offered by insurance companies. The Fund is a member of The Vanguard Group, a family of 35 investment companies with more than 100 distinct investment portfolios holding assets in excess of $550 billion. Through their jointly owned subsidiary, The Vanguard Group, Inc., Vanguard Variable Insurance Fund and the other funds in the group obtain at cost virtually all of their corporate management, administrative, shareholder accounting, and distribution services.

Annuity Payments

During the Income Phase, you receive regular annuity payments under a wide range of Annuity Payment Options.

Starting the Income Phase

As Contract Owner, you exercise control over when the Income Phase begins. The Income Date is the date on which annuity payments begin and is always the first day of the month you specify. You may also change the Income Date at any time in writing, as long as the Annuitant or Joint Annuitant is living and the Company receives the request at least 30 days before the then-scheduled Income Date. Any Income Date you request must be at least 30 days from the day the Company receives written notice. The latest possible Income Date the Company will accept without prior approval is the first day of the month after the Annuitant’s 85th birthday for Contracts issued before October 1, 1998 or the Annuitant’s 90th birthday for Contracts issued on or after October 1, 1998.

The Income Date for Qualified Contracts may also be controlled by endorsements, the plan, or applicable law.

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Annuity Payment Options

The income you take from the Contract during the Income Phase can take several different forms, depending on your particular needs. Except for the Period Certain Annuity Option listed below, the Annuity Payment Options listed below are available on either a variable basis or a fixed basis. Other Annuity Payment Options may be available.

If available on a variable basis, the Annuity Payment Options provide payments that, after the initial payment, will go up or down depending on the investment performance of the Subaccounts you choose.

If available on a fixed basis, the Annuity Payment Options provide payments in an amount that does not change. If you choose a fixed Annuity Payment Option, the Company will move your investment out of the Subaccounts and into the general account of the Company.

•	Life Annuity—Monthly Annuity Payments are paid for the life of an Annuitant, ending with the last payment before the Annuitant dies.

•	Joint and Last Survivor Annuity—Monthly Annuity Payments are paid for as long as at least one of two named Annuitants is living, ending with the last payment before the surviving Annuitant dies. This option is also available as a 50% or 75% Last Survivor Annuity.

•	Life Annuity With Period Certain—Monthly Annuity Payments are paid for as long as the Annuitant lives, with payments guaranteed to be made for a period of between 5 and 30 years, as elected. If the Annuitant dies before the period certain ends, the Company will make any remaining payments to the Beneficiary.

•	Period Certain Annuity—Available only on a fixed basis. Monthly Annuity Payments are paid for a specified period, which may be from 5 to 30 years. If the Annuitant dies before the Period Certain ends, the Company will make any remaining payments to the Beneficiary.

Calculating Annuity Payments

Fixed Annuity Payments. Each fixed Annuity Payment is guaranteed to be at least the amount shown in the Contract’s Annuity Tables corresponding to the Annuity Payment Option selected.

Variable Annuity Payments. To calculate variable Annuity Payments, the Company determines the amount of the first variable Annuity Payment. The first variable Annuity Payment will equal the amount shown in the applicable Annuity Table in the Contract. This amount depends on the Accumulated Value of your Contract on the Income Date, the sex and age of the Annuitant (and Joint Annuitant where there is one), the Annuity Payment Option selected, and any applicable Premium Taxes. Subsequent variable Annuity Payments depend on the investment experience of the Subaccounts chosen. If the actual net investment experience of the Subaccounts chosen exactly equals the Assumed Interest Rate (AIR) of 4%, then the variable Annuity Payments will not change in amount. If the actual net investment experience of the Subaccounts chosen is greater than the AIR of 4%, then the variable Annuity Payments will increase. On the other hand, they will decrease if the actual experience is lower. The Statement of Additional Information contains a more detailed description of the method of calculating variable Annuity Payments.

Impact of Annuitant’s Age on Annuity Payments. For either fixed or variable Annuity Payments involving life income, the actual ages of the Annuitant and Joint Annuitant will affect the amount of each payment. Since payments based on the lives of older Annuitants and Joint Annuitants are expected to be fewer in number, the amount of each Annuity Payment will be greater.

Impact of Annuitant’s Sex on Annuity Payments. For either fixed or variable Annuity Payments involving life income, the sex of the Annuitant and Joint Annuitant will affect the amount of each payment. Since payments based on the lives of male Annuitants and Joint Annuitants are expected to be fewer in number, the amount of each Annuity Payment will be greater than for female Annuitants and Joint Annuitants.

Impact of Length of Payment Periods on Annuity Payments. The value of all payments, both fixed and variable, will be greater for shorter guaranteed periods than for longer guaranteed periods, and greater for single-life annuities than for joint and survivor annuities, because they are expected to be made for a shorter period.

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A  F E W  T H I N G S  T O  K E E P  I N  M I N D  R E G A R D I N G

Annuity Payments

•	If an Annuity Payment Option is not selected, the Company will assume that you chose the Life Annuity With Period Certain option (with 10 years of payments guaranteed) on a variable basis.

•	The minimum payment is $100. If on the Income Date your Accumulated Value is below $5,000 for Contracts issued before October 1, 1998 or $2,000 for Contracts issued on or after October 1, 1998, the Company reserves the right to pay that amount to you in a lump sum.

•	From time to time, the Company may require proof that the Annuitant, Joint Annuitant, or Contract Owner is living.

•	If someone has assigned ownership of a Contract to you, or if a non-natural person (e.g., a corporation) owns a Contract, you may not start the Income Phase of the Contract without the Company’s consent.

•	At the time the Company calculates your fixed Annuity Payments, the Company may offer more favorable rates than those guaranteed in the Annuity Tables found in the Contract.

•	Once Annuity Payments begin, you may not select a different Annuity Payment Option. Nor may you cancel an Annuity Payment Option after Annuity Payments have begun.

•	If you have selected a variable Annuity Payment Option, you may change the Subaccounts funding the variable Annuity Payments by written request or by calling Vanguard Annuity and Insurance Services at 1-800-462-2391. However, because excessive exchanges can potentially disrupt the management of the Portfolios and increase transaction costs, exchange activity is limited to two substantive “round trips” through the Portfolios (except the Money Market Portfolio) during any 12-month period. A “round trip” is a redemption from a Portfolio followed by a purchase back into the same Portfolio within 30 days. Also, “round trip” covers transactions accomplished by any combination of methods, including transactions conducted by check, wire, or exchange to or from another Vanguard fund. “Substantive” means a dollar amount that The Vanguard Group, Inc. determines, in its sole discretion, could adversely affect the management of the Fund.

•	You may select an Annuity Payment Option and allocate a portion of the value of your Contract to a fixed version of that Annuity Payment Option and a portion to a variable version of that Annuity Payment Option (assuming the Annuity Payment Option is available on both a fixed and variable basis). You may not select more than one Annuity Payment Option.

•	If you choose an Annuity Payment Option and the postal or other delivery service is unable to deliver checks to the Payee’s address of record, no interest will accrue on amounts represented by uncashed Annuity Payment checks. It is the Payee’s responsibility to keep the Company informed of the Payee’s most current address of record.

Purchase

Application and Issuance of Contracts

Contract Issuance. To invest in the Vanguard Variable Annuity, you should send a completed Application, a signed and completed Definition of Replacement form, and your Initial Premium Payment to Vanguard Annuity and Insurance Services. Depending on the Death Benefit option selected, there may be limitations on the age of the Annuitant (See Death Benefit, page 22).

If the Application and the Definition of Replacement form are received in good order, the Company will issue the Contract and will credit the Initial Premium Payment within two Business Days after receipt. A Business Day is any day that the New York Stock Exchange is open for trading.

If the Company cannot credit the Initial Premium Payment because the Application or the Definition of Replacement form is incomplete, the Company will contact the applicant in writing, explain the reason for the delay, and refund the Initial Premium Payment within five Business Days unless the applicant consents to the Company’s retaining the Initial Premium Payment and crediting it as soon as the necessary requirements are fulfilled.

In order to prevent lengthy processing delays caused by the clearing of foreign checks, the Company will accept only those foreign checks that are drawn in U.S. dollars and are issued by a foreign bank with a U.S. correspondent bank.

You may purchase a Qualified Contract only in connection with a “rollover” of funds from another qualified plan or individual retirement annuity. Qualified Contracts contain certain other restrictive provisions limiting the timing of payments to and distributions from the Qualified Contract. No additional Premium Payments to your Qualified Contract will be accepted, unless the additional premium payment is funded by another qualified plan. (See QUALIFIED INDIVIDUAL RETIREMENT ANNUITIES, page 20.)

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D E F I N I T I O N

Qualified Contract

When the term “Qualified Contract” is used in this prospectus we mean a Contract that qualifies as an individual retirement annuity under Section 408(b) of the Internal Revenue Code. There are other types of qualified annuity contracts defined under different Internal Revenue Code sections, but we are not referring to those in this prospectus.

Premium Payments

A Premium Payment is any amount you use to buy or add to the Contract. A Premium Payment may be reduced by any applicable Premium Tax or an initial Annual Contract Maintenance Fee. In that case, the resulting amount is called a Net Premium Payment.

A  F E W  T H I N G S  T O  K E E P  I N  M I N D  R E G A R D I N G

Premium Payments

•	The minimum Initial Premium Payment for a Contract is $5,000.

•	The Company will not accept third-party checks, Travelers checks, or money orders for Premium Payments.

•	You may make additional Premium Payments at any time during the Accumulation Phase and while the Annuitant or Joint Annuitant, if applicable, is living. Additional Premium Payments must be at least $250.

•	Additional Premium Payments received before the close of the New York Stock Exchange (usually 4 p.m., Eastern time) are credited to the Contract’s Accumulated Value as of the close of business that same day.

•	The minimum amount that you can allocate to any one Subaccount is $1,000.

•	The total of all Premium Payments may not exceed $5,000,000 without prior approval from the Company.

•	The Company reserves the right to reject any Application or Premium Payment.

The date on which the Initial Premium Payment is credited and the Contract is issued is called the Contract Date.

D E F I N I T I O N

Premium Tax

A Premium Tax is a regulatory tax some states assess on the Premium Payments made into a Contract. If the Company should have to pay any Premium Tax, it will be deducted from each Purchase Payment or from the Accumulated Value as the Company incurs the tax. Currently, New York does not impose a Premium Tax.

Purchasing by Wire

Money should be wired to:	WACHOVIA
ABA 031201467
DEPOSIT ACCOUNT NUMBER 2014126522964
TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY and
THE VANGUARD GROUP, INC.
[YOUR CONTRACT NUMBER]
[YOUR NAME]

Please call 1-800-462-2391 before wiring.

Please be sure your bank includes your Contract number to assure proper credit to your Contract.

If you would like to wire your Initial Premium Payment, you should complete the Vanguard Variable Annuity Application and mail it along with your signed and completed Definition of Replacement form to Vanguard Annuity and Insurance Services, P.O. Box 1105, Valley Forge, PA 19482-1105, prior to completing wire arrangements.

The Company will accept Federal Funds wire purchase orders only when the New York Stock Exchange and banks are open for business.

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Annuity Express™

The Annuity Express service allows you to make additional Premium Payments by transferring funds automatically from your checking or statement savings account (not passbook savings account) to one or more Subaccounts on a monthly, quarterly, semi-annual, or annual basis. You may add to existing Subaccounts provided you have a minimum balance of $1,000. The minimum automatic purchase is $50; the maximum is $100,000.

Section 1035 Exchanges

Under Section 1035 of the Internal Revenue Code, you may exchange the assets of an existing annuity contract or life insurance or endowment policy to the Vanguard Variable Annuity without any current tax consequences. To make a “1035 Exchange,” complete a 1035 Exchange form and mail it along with your signed and completed Application, Definition of Replacement form, Important Notice Regarding Replacement or Change of Life Insurance Policies or Annuity Contracts, and your current contract, to Vanguard Annuity and Insurance Services.

To accommodate owners of Vanguard Variable Annuities, under certain conditions the Company will allow for the consolidation of two or more Vanguard Variable Annuities into one new Contract. In order to provide Contract Owners with consolidated account reporting, the Company will accept these exchanges on a case-by-case basis. If applicable, you will be responsible for only one Annual Contract Maintenance Fee. Under no circumstances will the Company allow the exchange of an existing Vanguard Variable Annuity for an identical new Vanguard Variable Annuity.

Because special rules and procedures apply to 1035 Exchanges, particularly if the Contract being exchanged was issued prior to August 14, 1982, you should consult a tax adviser before making a 1035 Exchange.

Please note that any outstanding loans you may have on a contract you wish to exchange may create a current tax consequence. For this reason we encourage you to settle any outstanding loans with your current insurance company before initiating a 1035 Exchange into a Vanguard Variable Annuity.

Allocation of Premium Payments

You specify on the Application what portion of your Premium Payments you want to be allocated among which Subaccounts. You may allocate your Premium Payments to one or more Subaccounts. All allocations you make must be in whole-number percentages and a minimum of $1,000. Your initial Net Premium Payment will be immediately allocated among the Subaccounts in the percentages you specified on your Application without waiting for the Free Look Period to pass.

Should your investment goals change, you may change the allocation percentages for additional Net Premium Payments by sending written notice to Vanguard Annuity and Insurance Services. The change will take effect on the date the Company receives your written notice. You may establish the telephone exchange privilege by sending a letter authorizing the Company to take allocation instructions by telephone. See Telephone and Online Exchanges, page 16.

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W H A T ’ S  M Y  C O N T R A C T  W O R T H  T O D A Y ?

Accumulated Value

The Accumulated Value of your Contract is the value of all amounts accumulated under the Contract during the Accumulation Phase (similar to the current market value of a mutual fund account). When the Contract is opened, the Accumulated Value is equal to your initial Net Premium Payment. On any Business Day thereafter, the Accumulated Value equals the Accumulated Value from the previous Business Day;

plus:

•	Any additional Net Premium Payments credited

•	Any increase in the Accumulated Value due to investment results of the Subaccount(s) you selected minus:

•	Any decrease in the Accumulated Value due to investment results of the Subaccount(s) you selected

•	The daily Mortality and Expense Risk Charge

•	The daily Administrative Expense Charge

•	The Annual Contract Maintenance Fee, if applicable

•	Any optional death benefit charge, if applicable

•	Any withdrawals

•	Any Premium Taxes that occur during the Valuation Period.

The Valuation Period is any period between two successive Business Days beginning at the close of business of the first Business Day and ending at the close of business of the next Business Day. You should expect the Accumulated Value of your Contract to change from Valuation Period to Valuation Period, reflecting the investment experience of the Subaccounts you have selected as well as the daily deduction of charges.

An Accumulation Unit is a measure of your ownership interest in the Contract during the Accumulation Phase. When you allocate your Net Premium Payments to a selected Subaccount, the Company will credit a certain number of Accumulation Units to your Contract. The Company determines the number of Accumulation Units it credits by dividing the dollar amount you have allocated to a Subaccount by the Accumulation Unit Value for that Subaccount as of the end of the Valuation Period in which the payment is received. Each Subaccount has its own Accumulation Unit Value (similar to the share price (net asset value) of a mutual fund). The Accumulation Unit Value varies each Valuation Period with the net rate of return of the Subaccount. The net rate of return reflects the performance of the Subaccount for the Valuation Period and is net of asset charges to the Subaccount. Per Subaccount, the Accumulated Value equals the number of Accumulation Units multiplied by the Accumulation Unit Value for that Subaccount.

All dividends and capital gains earned will be reinvested and reflected in the Accumulation Unit Value, keeping the earnings tax-deferred.

Investment Options

Vanguard Variable Insurance Fund

The Vanguard Variable Annuity offers you a means of investing in various Subaccounts that invest in the Portfolios of Vanguard Variable Insurance Fund. A brief description of each Portfolio is given below. For more detailed information regarding the Portfolios, you should read the prospectus for Vanguard Variable Insurance Fund that accompanies the Contract prospectus.

The general public may invest in the Portfolios of Vanguard Variable Insurance Fund only through certain insurance contracts. The investment objectives and policies of the Portfolios may be similar to those of publicly available Vanguard funds or portfolios. You should not expect that the investment results of any publicly available Vanguard funds or portfolios will be comparable to those of the Portfolios.

•

The Money Market Portfolio seeks to provide current income consistent with the preservation of capital and liquidity. The Portfolio also seeks to maintain a stable net asset value of $1 per share. The Portfolio invests more than 25% of its assets in high-quality money market instruments issued by companies in the financial services industry. The Portfolio also invests in Eurodollar obligations (dollar-denominated obligations issued outside the U.S. by foreign banks or foreign

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branches of domestic banks) and Yankee obligations (dollar-denominated obligations issued in the U.S. by foreign banks). The Portfolio also invests in high-quality money market instruments issued by other corporations, the U.S. government, state and municipal governments and their agencies or instrumentalities, as well as repurchase agreements collateralized by such securities. An investment in the Portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Portfolio. Vanguard’s Fixed Income Group serves as this Portfolio’s investment adviser.

•	The Short-Term Corporate Portfolio seeks to provide a high level of income and to preserve Contrast Owner’s principal by investing primarily in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, at least 80% of which will be short- and intermediate-term corporate bonds and other corporate fixed income obligations. Vanguard’s Fixed Income Group serves as this Portfolio’s investment adviser.

•	The Total Bond Market Index Portfolio seeks to track the performance of a broad market-weighted bond index that measures the investment return of the Lehman Brothers Aggregate Bond Index. This Index measures a wide spectrum of public investment-grade, taxable fixed income securities in the United States—including government, corporate, mortgage-backed, asset-backed, and international dollar-denominated bonds, all with maturities of more than 1 year. The Portfolio invests by sampling the Index, meaning that it holds a range of securities that, in the aggregate, approximate the full Index in terms of key risk factors and other characteristics. All of the Portfolio’s investments will be selected through the sampling process, and at least 80% of the Portfolio’s assets will be invested in bonds held in the Index. The Portfolio may use up to 10% of its assets to overweight nongovernment bonds (and correspondingly underweight government bonds) relative to the Index, but the overall credit quality of the Portfolio’s nongovernment holdings will meet or exceed the overall credit quality of the Index’s nongoverment holdings. The Portfolio maintains a dollar-weighted average maturity consistent with that of the Index, which currently ranges between 5 and 10 years. Vanguard’s Fixed Income Group serves as this Portfolio’s investment adviser.

•	The High Yield Bond Portfolio seeks to provide a high level of current income by investing mainly in a diversified group of high-yielding, higher-risk corporate bonds, commonly known as “junk bonds”, with medium- and lower-range credit-quality ratings. The Portfolio invests at least 80% of its assets in corporate bonds that are rated below Baa by Moody’s Investors Service, Inc. or below BBB by Standard & Poor’s. The Portfolio may not invest more than 20% of its assets in any of the following taken as a whole: bonds with credit ratings lower than B or that are unrated, convertible securities, and preferred stocks. Wellington Management Company, LLP serves as this Portfolio’s investment adviser.

•	The Balanced Portfolio seeks the conservation of capital, while providing moderate income, and moderate long-term growth of capital and income. The Portfolio invests in a diversified portfolio of common stocks and bonds, with common stocks expected to represent 60% to 70% of the Portfolio’s assets and bonds to represent 30% to 40%. Wellington Management Company, LLP serves as this Portfolio’s investment adviser.

•	The Equity Income Portfolio seeks to provide a relatively high level of current income and the potential for long term growth of capital and income by investing at least 80% of its assets in dividend-paying equity securities. Wellington Management Company, LLP and Vanguard’s Quantitative Equity Group serve as this Portfolio’s investment advisers.

•	The Diversified Value Portfolio seeks to provide long-term growth of capital and a moderate level of dividend income by investing primarily in common stocks of large and medium-size companies whose stocks the adviser considers to be undervalued and out of favor with investors. Such “value” stocks typically have above-average dividend yields and/or below-average prices in relation to such financial measures as earnings and book value. Barrow, Hanley, Mewhinney & Strauss, Inc. serves as this Portfolio’s investment adviser.

•	The Total Stock Market Index Portfolio seeks to track the performance of a benchmark index that measures the investment return of the Wilshire 5000 Total Market Index which consists of all the U.S. common stocks traded on the New York and American Stock Exchanges and the NASDAQ over-the-counter market. The Portfolio is a fund of funds and invests primarily in three underlying Vanguard funds—Vanguard Total Stock Market Index Fund, Vanguard Variable Insurance Fund—Equity Index Portfolio, and Vanguard Extended Market Index Fund. Vanguard’s Quantitative Equity Group serves as this Portfolio’s investment adviser.

•	The Equity Index Portfolio seeks to provide long-term growth of capital and income by attempting to track the performance of the Standard & Poor’s 500 Index, which contains the stocks of 500 of the largest domestic companies. All or substantially all of the Portfolio’s assets will be invested in stocks that make up the target index. Vanguard’s Quantitative Equity Group serves as this Portfolio’s investment adviser.

•	The Mid-Cap Index Portfolio seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks. The Portfolio employs a “passive management”—or indexing—investment approach designed to track the performance of the MSCI® US Mid Cap 450 Index, a broadly diversified index of stocks of medium-size U.S. companies. The Portfolio attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. Vanguard’s Quantitative Equity Group serves as this Portfolio’s investment adviser.

•	The Growth Portfolio seeks to provide long-term capital appreciation. The Portfolio invests primarily in large-capitalization equity securities of seasoned U.S. companies with above-average prospects for growth and reasonable stock prices. Alliance Capital Management L.P. serves as this Portfolio’s investment adviser.

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•	The Capital Growth Portfolio seeks to provide long-term growth of capital by investing in stocks with above-average earnings growth potential that is not reflected in their current market prices. The Portfolio consists predominantly of large-and mid-capitalization stocks. PRIMECAP Management Company serves as this Portfolio’s investment adviser.

•	The Small Company Growth Portfolio seeks to provide long-term growth of capital by investing primarily in equity securities of small companies deemed to have above-average prospects for growth but potentially little or no dividend income. Granahan Investment Management, Inc. and Grantham, Mayo, Van Otterloo & Co. LLC serve as this Portfolio’s investment advisers.

•	The International Portfolio seeks to provide long-term capital appreciation. The Portfolio invests primarily in equity securities of companies based outside the United States. Schroder Investment Management North America Inc. and Baillie Gifford Overseas Ltd serve as this Portfolio’s investment advisers.

•	The REIT Index Portfolio seeks to provide a high level of income and moderate long-term growth of capital by investing at least 98% of its assets in the stocks of real estate investment trust (“REITs”), which own office buildings, hotels, shopping centers, and other properties; the remaining assets are invested in cash investments. The Portfolio seeks to track the performance of the Morgan Stanley REIT Index, a benchmark of U.S. REITs. Vanguard’s Quantitative Equity Group serves as this Portfolio’s investment adviser.

There is no assurance that a Portfolio will achieve its stated objective.

Additional information regarding the investment objectives and policies of the Portfolios and the investment advisory services can be found in the current Fund prospectus accompanying this prospectus.

Exchanges Among the Subaccounts

Should your investment goals change, you may exchange assets among the Subaccounts at no cost, subject to the following conditions:

•	You may request exchanges in writing. The Company will process requests it receives prior to the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) at the close of business that same day. Requests received after the close of the New York Stock Exchange are processed the next Business Day.

•	The minimum amount you may exchange from a Subaccount is $250 (unless the Accumulated Value in a Subaccount is less than $250).

•	The $1,000 minimum balance requirement per Subaccount must be satisfied at all times.

•	The Company does not charge a fee for exchanges among the Subaccounts.

L I M I T A T I O N S   O N

Exchanges

Because excessive exchanges can disrupt management of the Fund and increase the Fund’s costs for all Contract Owners, the Fund limits exchanges as follows:

•	You may make no more than two substantive “round trips” through a Portfolio (not including the Money Market Portfolio) during any 12-month period.

•	The Fund and the Company may refuse an exchange at any time, for any reason.

A “round trip” is a redemption from a Portfolio followed by a purchase back into the Portfolio within 30 days. Also, “round trip” covers transactions accomplished by any combination of methods, including transactions conducted by check, wire, or exchange to or from another Vanguard fund. “Substantive” means a dollar amount that The Vanguard Group, Inc. determines, in its sole discretion, could adversely affect the management of the Fund.

Automatic Asset Rebalancing

During the Accumulation Phase, you can automatically rebalance the amounts invested in the Subaccounts in order to maintain a desired allocation. This rebalancing occurs automatically on a date you select and can take place on a monthly, quarterly, semi-annual, or annual basis (provided the $1,000 minimum balance requirement has been met in the Subaccount to which you are moving money). The minimum amount you may exchange is $250. Rebalancing can be started, stopped, or changed at any time. Automatic Asset Rebalancing cannot be used in conjunction with the Automatic Exchange Service. Any additional exchange requests will cause Automatic Asset Rebalancing to cease. To take advantage of the Automatic Asset Rebalancing service, complete a Vanguard Variable Annuity Automatic Asset Rebalance service form or send a letter of instruction to Vanguard Annuity and Insurance Services.

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Automatic Exchange Service

During the Accumulation Phase, you can move money automatically among the Subaccounts. You can exchange fixed dollar amounts or percentages of your Subaccount balance into the other Subaccounts offered under the Contract on either a monthly, quarterly, semi-annual, or annual basis (provided the $1,000 minimum balance requirement has been met in the Subaccounts to which you are moving money).

The minimum amount you may exchange is $250.

A   C L O S E R   L O O K   A T

Automatic Exchange Service

Using the Automatic Exchange Service, you can exchange at regular intervals in a plan of investing often referred to as “dollar-cost averaging,” moving money, for example, from the Money Market Portfolio into a stock or bond Portfolio. The main objective of dollar-cost averaging is to shield your investment from short-term price fluctuations. Since the same dollar amount is transferred to other Subaccounts each month, more Accumulation Units are credited to a Subaccount if the value per Accumulation Unit is low, while fewer Accumulation Units are credited if the value per Accumulation Unit is high. Therefore, it is possible to achieve a lower average cost per Accumulation Unit over the long term if the Accumulation Unit Value declines over that period. This plan of investing allows investors to take advantage of market fluctuations but does not assure a profit or protect against a loss in declining markets.

To take advantage of the Automatic Exchange Service, complete a Vanguard Variable Annuity Automatic Exchange Service Form or send a letter of instruction to Vanguard Annuity and Insurance Services.

You may change the amount to be exchanged or cancel this service in writing at any time. This service cannot be used to establish a new Subaccount, and will not go into effect until the Free Look Period has expired.

Telephone and Online Exchanges

You may establish the telephone and online exchange privilege on your Contract by sending a letter authorizing the Company to take exchange instructions over the telephone. The Company, the Fund, and The Vanguard Group, Inc. shall not be responsible for the authenticity of exchange instructions received by telephone. We will take reasonable steps to confirm that instructions communicated by telephone are genuine. Before we act on any telephoned instruction, we will ask the caller for the Contract number and owners Social Security number and address. This information will be verified against the Contract Owner’s records and all transactions performed will be verified with the Contract Owner through a written confirmation statement. We will record all calls. The Company, the Fund, and The Vanguard Group, Inc. shall not be liable for any loss, cost, or expense for action on telephone instructions believed to be genuine in accordance with these procedures. We will make every effort to maintain the exchange privilege. However, the Company and the Fund reserve the right to revise or terminate its provisions, limit the amount of any exchange, or reject any exchange, as deemed necessary, at any time.

Expenses

A   C L O S E R   L O O K   A T

The Costs of Investing in a Variable Annuity

Costs are an important consideration in choosing a variable annuity. That’s because you, as a contract owner, pay the costs of operating the underlying mutual funds, plus any transaction costs incurred when the fund buys and sells securities as well as the costs associated with the annuity contract itself. These combined costs can have a significant effect on the investment performance of the annuity contract. Even seemingly small differences in mutual fund and annuity contract expenses can, over time, have a dramatic effect on performance.

The projected expenses for the Vanguard Variable Annuity are substantially below the costs of other variable annuity contracts. For example, on a $25,000 Contract the average expense ratio of other variable annuity contracts was 2.23% as of December 31, 2002, compared to 0.65% for the Vanguard Variable Annuity. (Source for competitors’ data: Morningstar Principia Pro for VA/L Subaccounts, December 2002.)

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S U M M A R Y   O F   C O S T S   O F   I N V E S T I N G

in the Vanguard Variable Annuity

•	No sales load or sales charge

•	No charge to make full or partial withdrawals

•	No fee to exchange money among the Subaccounts

•	$25 Annual Contract Maintenance Fee on Contracts valued at less than $25,000

•	Annual Mortality and Expense Risk Charge: 0.20%, 0.25%, or 0.32% depending on death benefit election

•	Annual Administrative Expense Charge: 0.10%

•	Fees and expenses paid by the Portfolios which ranged from 0.18% to 0.57% in the fiscal year ended December 31, 2002

Mortality and Expense Risk Charge

The Company charges a fee as compensation for bearing certain mortality and expense risks under the Contract. An annual charge of 0.20%, 0.25%, or 0.32% (depending on the death benefit you select) is assessed.

The mortality and expense risk charge described above cannot be increased. If the charge is more than sufficient to cover actual costs or assumed risks, any excess will be added to the Company’s surplus. If the charges collected under the Contract are not enough to cover actual costs or assumed risks, then the Company will bear the loss.

A   C L O S E R   L O O K   A T

The Mortality and Expense Risk Charge

The Company assumes mortality risk in two ways. First, where Contract Owners elect an Annuity Payment Option under which the Company guarantees a number of payments over a life or joint lives, the Company assumes the risk of making monthly annuity payments regardless of how long all Annuitants may live. Second, the Company assumes mortality risk in providing a Death Benefit in the event the Annuitant dies during the Accumulation Phase.

The expense risk the Company assumes is that the charges for administrative expenses, which are guaranteed not to increase beyond the rates shown for the life of the Contract, may not be great enough to cover the actual costs of issuing and administering the Contract.

Administrative Expense Charge

The Company assesses each Contract an annual Administrative Expense Charge to cover the cost of issuing and administering each Contract and of maintaining the Separate Account. The Administrative Expense Charge is assessed daily at a rate equal to 0.10% annually of the net asset value of the Separate Account.

Annual Contract Maintenance Fee

In certain situations, the Company charges an Annual Contract Maintenance Fee of $25. The fee is to reimburse the Company for the costs it expects over the life of the Contract for maintaining each Contract and the Separate Account.

The Company charges the fee if:

•	Your Initial Premium Payment is less than $25,000; and

•	in each subsequent year the Accumulated Value remains below $25,000.

Fund Operating Expenses

The value of the assets in the Separate Account will reflect the fees and expenses paid by Vanguard Variable Insurance Fund. A complete description of these expenses is found in the “Fee Table” section of this prospectus, the Fees and Expenses section of the Funds prospectus, and in the “Management of the Fund” section of the Fund’s Statement of Additional Information.

Taxes

INTRODUCTION

The following discussion of annuity taxation is general in nature and is based on the Company’s understanding of the treatment of annuity contracts under current federal income tax law, particularly Section 72 of the Internal Revenue Code and various Treasury Regulations and Internal Revenue Service interpretations dealing with Section 72. The discussion does not

17

touch upon state or local taxes. It is not tax advice. You may want to consult with a qualified tax adviser about your particular situation to ensure that your purchase of a Contract results in the tax treatment you desire. Additional discussion of tax matters is included in the Statement of Additional Information.

TAXATION OF ANNUITIES IN GENERAL

Tax Deferral

Special rules in the Internal Revenue Code for annuity taxation exist today. In general, those rules provide that you are not currently taxed on increases in value under a Contract until you take some form of withdrawal or distribution from it. However, it is important to note that, under certain circumstances, you might not get the advantage of tax deferral, meaning that the increase in value would be subject to current federal income tax. (See ANNUITY CONTRACTS OWNED BY NON-NATURAL PERSONS, page 19, and DIVERSIFICATION STANDARDS, page 20.)

A   C L O S E R   L O O K   A T

Tax Deferral

Tax deferral means no current tax on earnings in your Contract. The amount you would have paid in income taxes can be left in the Contract and earn money for you.

One tradeoff of tax deferral is that there are certain restrictions on your ability to access your money, including penalty taxes for early withdrawals. This is one reason why a variable annuity is intended as a long-term investment.

Another tradeoff is that, when funds are withdrawn, they are taxed at ordinary income rates instead of capital gains rates, which apply to certain other sorts of investments.

Taxation of Full and Partial Withdrawals

If you make a full or partial withdrawal (including a Systematic Withdrawal) from a Non-Qualified Contract during the Accumulation Phase, you as the Contract Owner will be taxed at ordinary income rates on earnings you withdraw at that time. For purposes of this rule, withdrawals are taken first from earnings on the Contract and then from the money you invested in the Contract. This “investment in the contract” can generally be described as the cost of the Contract, and it generally includes all Premium Payments minus any amounts you have already received under the Contract that represented the return of invested money. Also for purposes of this rule, a pledge or assignment of a Contract is treated as a partial withdrawal from a Contract. (If you are contemplating using your Contract as collateral for a loan, you may be asked to pledge or assign it.)

Taxation of Annuity Payments

When you take Annuity Payments in the Income Phase of a Non-Qualified Contract, for tax purposes each payment is deemed to return to you a portion of your investment in the Contract. Since with a Non-Qualified Contract you have already paid taxes on those amounts (the Contract was funded with after-tax dollars), you will not be taxed again on your investment—only on your earnings.

For fixed Annuity Payments from a Non-Qualified Contract, in general, the Company calculates the taxable portion of each payment using a formula known as the “exclusion ratio.” This formula establishes the ratio that the investment in the Contract bears to the total expected amount of Annuity Payments for the term of the Contract. The Company then applies that ratio to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxable at ordinary income tax rates.

For variable Annuity Payments from a Non-Qualified Contract, in general, the Company calculates the taxable portion of each payment using a formula that establishes a specific dollar amount of each payment that is not taxed. To find the dollar amount, the Company divides the investment in the Contract by the total number of expected periodic payments. The remaining portion of each payment is taxable at ordinary income tax rates.

Once your investment in the Contract has been returned, the balance of the Annuity Payments represent earnings only and therefore are fully taxable.

Taxation of Withdrawals and Distributions From Qualified Contracts

Generally, the entire amount distributed from a Qualified Contract is taxable to the Contract Owner. In the case of Qualified Contracts with after-tax contributions, you may exclude the portion of each withdrawal or Annuity Payment constituting a return of after-tax contributions. Once all of your after-tax contributions have been returned to you on a non-taxable basis, subsequent withdrawals or annuity payments are fully taxable as ordinary income. Since the Company has no knowledge of the amount of after-tax contributions you have made, you will need to make this computation in the preparation of your federal income tax return.

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Tax Withholding

Federal tax law requires that the Company withhold federal income taxes on all distributions unless the recipient elects not to have any amounts withheld and properly notifies the Company of that election. In certain situations, the Company will withhold taxes on distributions to non-resident aliens at a flat 30% rate unless an exemption from withholding applies under an applicable tax treaty and the Company has received the appropriate Form W-8 certifying the U.S. taxpayer identification number.

Penalty Taxes on Certain Early Withdrawals

The Internal Revenue Code provides for a penalty tax in connection with certain withdrawals or distributions that are includible in income. The penalty amount is 10% of the amount includible in income that is received under an annuity. However, there are exceptions to the penalty tax. For instance, it does not apply to withdrawals: (i) made after the taxpayer reaches age 59 1/2; (ii) made on or after the death of the Contract Owner or, where the Contract Owner is not an individual, on or after the death of the primary Annuitant (who is defined as the individual the events in whose life are of primary importance in affecting the timing and payment under the Contracts); (iii) attributable to the disability of the taxpayer which occurred after the purchase of the Contract (as defined in the Internal Revenue Code); (iv) that are part of a series of substantially equal periodic payments made at least annually for the life (or life expectancy) of the taxpayer, or joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (v) from a Qualified Contract (note, however, that other penalties may apply); (vi) under an immediate annuity contract (as defined in the Internal Revenue Code); (vii) that can be traced to an investment in the Contract prior to August 14, 1982; or (viii) under a Contract that an employer purchases on termination of certain types of qualified plans and that the employer holds until the employee’s severance from employment.

If the penalty tax does not apply to a withdrawal as a result of the application of item (iv) above, and the series of payments is subsequently modified (for some reason other than death or disability), the tax for the year in which the modification occurs will be increased by an amount (as determined under Treasury Regulations) equal to the penalty tax that would have been imposed but for item (iv) above, plus interest for the deferral period. The foregoing rule applies if the modification takes place (a) before the close of the period that is five years from the date of the first payment and after the taxpayer attains age 59 1/2 or (b) before the taxpayer reaches age 59 1/2. Because the Company cannot predict whether the series of payments will be substantially equal, the Company will report such withdrawals to the Internal Revenue Service as early withdrawals with no known exception.

For Qualified Contracts, other tax penalties may apply to certain distributions as well as to certain contributions and other transactions.

The penalty tax may not apply to distributions from Qualified Contracts issued under Section 408(b) of the Internal Revenue Code that you use to pay qualified higher education expenses, the acquisition costs (up to $10,000) involved in the purchase of a principal residence by a first-time homebuyer, or a distribution made on account of an Internal Revenue Service levy. Because the Company cannot verify that such an early withdrawal is for qualified higher education expenses or a first home purchase, the Company will report such withdrawals to the Internal Revenue Service as early withdrawals with no known exception.

ANNUITY CONTRACTS OWNED BY NON-NATURAL PERSONS

Where a non-natural person (for example, a corporation) holds a Contract, that Contract is generally not treated as an annuity contract for federal income tax purposes, and the income on that Contract (generally the increase in the net Accumulated Value less the payments) is considered taxable income each year. This rule does not apply where the non-natural person is only a nominal owner such as a trust or other entity acting as an agent for a natural person. The rule also does not apply where the estate of a decedent acquires a Contract, where an employer purchases a Contract on behalf of an employee upon termination of a qualified plan, or to an immediate annuity (as defined in the Internal Revenue Code).

MULTIPLE-CONTRACTS RULE

All non-qualified annuity contracts issued by the same company (or affiliate) to the same Contract Owner during any calendar year are to be aggregated and treated as one contract for purposes of determining the amount includible in the taxpayer’s gross income. Thus, any amount received under any Contract prior to the Contract’s Income Date, such as a partial withdrawal, will be taxable (and possibly subject to the 10% federal penalty tax) to the extent of the combined income in all such contracts. The Treasury Department has specific authority to issue regulations that prevent the avoidance of the multiple-contracts rules through the serial purchase of annuity contracts or otherwise. In addition, there may be other situations in which the Treasury Department may conclude that it would be appropriate to aggregate two or more Contracts purchased by the same Contract Owner. Accordingly, a Contract Owner should consult a tax adviser before purchasing more than one Contract or other annuity contracts. (The aggregation rules do not apply to immediate annuities (as defined in the Internal Revenue Code).)

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OWNERSHIP TRANSFERS OF ANNUITY CONTRACTS

Any transfer of a Non-Qualified Contract during the Accumulation Phase for less than full and adequate consideration will generally trigger income tax (and possibly the 10% federal penalty tax) on the gain in the Contract to the Contract Owner at the time of such transfer. The transferee’s investment in the Contract will be increased by any amount included in the Contract Owner’s income. This provision, however, does not apply to transfers between spouses or former spouses incident to a divorce that are governed by Internal Revenue Code Section 1041(a).

ASSIGNMENTS OF ANNUITY CONTRACTS

A transfer of ownership in a Contract, a collateral assignment, or the designation of an Annuitant or other beneficiary who is not also the Contract Owner may result in tax consequences to the Contract Owner, Annuitant, or beneficiary that this prospectus does not discuss. A Contract Owner considering such a transfer or assignment of a Contract should contact a tax adviser about the potential tax effects of such a transaction.

DIVERSIFICATION STANDARDS

To comply with certain regulations under Internal Revenue Code Section 817(h), after a start-up period, each Subaccount of the Separate Account will be required to diversify its investments in accordance with certain diversification standards. A “look-through” rule applies that suggests that each Subaccount of the Separate Account will be tested for compliance with the diversification standards by looking through to the assets of the Portfolios in which each Subaccount invests.

In connection with the issuance of temporary diversification regulations in 1986, the Treasury Department announced that such regulations did not provide guidance on the extent to which Contract Owners may direct their investments to particular subaccounts of a separate account. It is possible that regulations or revenue rulings may be issued in this area at some time in the future. It is not clear, at this time, what these regulations or rulings would provide. It is possible that when the regulations or rulings are issued, the Contract may need to be modified in order to remain in compliance. For these reasons, the Company reserves the right to modify the Contract, as necessary, to maintain the tax-deferred status of the Contract.

We intend to comply with the diversification regulations to assure that the Contract continues to be treated as an annuity contract for federal income tax purposes.

QUALIFIED INDIVIDUAL RETIREMENT ANNUITIES

Generally, you may purchase Qualified Contracts only in connection with a “rollover” of funds from another individual retirement annuity (IRA) or qualified plan. Qualified Contracts must contain special provisions and are subject to limitations on contributions and the timing of when distributions can and must be made. Tax penalties may apply to contributions greater than specified limits, loans, reassignments, distributions that do not meet specified requirements, or in other circumstances. No additional Premium Payments to your Qualified Contract will be accepted. Anyone desiring to purchase a Qualified Contract should consult a personal tax adviser.

Access To Your Money

The value of your Contract can be accessed during the Accumulation Phase:

•	By making a full or partial withdrawal.

•	By electing an Annuity Payment Option.

•	By your Beneficiary in the form of a Death Benefit.

Full and Partial Withdrawals

You may withdraw all or part of your money at any time during the Accumulation Phase of your Contract without a Company charge, provided the Annuitant or Joint Annuitant is still living. All partial withdrawals must be for at least $250.

On the date the Company receives your request for a full withdrawal, the amount payable is the Accumulated Value.

On the date the Company receives your request for a partial withdrawal, the Accumulated Value will be reduced by the amount of the partial withdrawal.

Because you assume the investment risk under the Contract, the total amount paid upon a full withdrawal of the Contract may be more or less than the total Premium Payments made (taking prior withdrawals into account).

To make a withdrawal, send your written request to Vanguard Annuity and Insurance Services. Your written request should include your Contract number, Social Security number, the amount you wish to withdraw, how you want that amount allocated among the various Subaccounts, the signature of all Contract Owners, and your federal (and state, if applicable) tax withholding election.

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Systematic Withdrawals

You may elect to have a specified dollar amount or a percentage of the balance withdrawn from your Contract’s Accumulated Value on a monthly, quarterly, semi-annual, or annual basis. The Company requires a Contract balance of at least $10,000 and a Subaccount balance of at least $1,000 in order to establish the systematic withdrawal program for your Contract. The minimum amount for each Systematic Withdrawal is $250.

You may elect this option by completing the Vanguard Variable Annuity Systematic Withdrawal Program Application Form. The Form must be signed by all Contract Owners and must be signature-guaranteed if you are directing the withdrawal payments to an address other than the Contract address.

The Company must receive your Form at least 30 days before the date you want systematic withdrawals to begin. The Company will process each Systematic Withdrawal on the date and at the frequency you specified in your Systematic Withdrawal Program Form.

You may change the amount to be withdrawn and the percentage or the frequency of distributions by telephone. Any other changes you make, including a change in the destination of the check or your election to cancel this option, must be made in writing, and should include signatures of all Contract Owners.

Minimum Balance Requirements

The minimum required balance in any Subaccount is $1,000. If an exchange or withdrawal would reduce the balance in a Subaccount to less than $1,000, the Company will transfer the remaining balance to the other Subaccounts under the Contract on a pro rata basis. If the entire value of the Contract falls below $1,000, and if you have not made a Premium Payment within three years, the Company may notify you that the Accumulated Value of your Contract is below the minimum balance requirement. In that case, you will be given 60 days to make an additional Premium Payment before your Contract is liquidated. The Company would then promptly pay proceeds to the Contract Owner. The proceeds would be taxed as a withdrawal from the Contract. Full withdrawal will result in an automatic termination of the Contract.

Payment of Full or Partial Withdrawal Proceeds

The Company will pay cash withdrawals within seven days after receipt of your written request for withdrawal except in one of the following situations, in which the Company may delay the payment beyond seven days:

•	The New York Stock Exchange is closed on a day that is not a weekend or a holiday, or trading on the New York Stock Exchange is otherwise restricted.

•	An emergency exists as defined by the Securities and Exchange Commission (the “SEC”), or the SEC requires that trading be restricted.

•	The SEC permits a delay for your protection as a Contract Owner.

•	The payment is derived from premiums paid by check, in which case the Company may delay payment until the check has cleared your bank, which may take up to ten calendar days.

T A X A T I O N   O F

Withdrawals

For important information on the tax consequences of withdrawals, see Taxation of Full and Partial Withdrawals, page 18, and Penalty Taxes on Certain Early Withdrawals, page 19.

Tax Withholding on Withdrawals

If you do not provide the Company with a written request not to have federal income taxes withheld when you request a full or partial withdrawal, federal tax law requires the Company to withhold federal income taxes from the taxable portion of any withdrawal and send that amount to the federal government. In that case, we will withhold at a rate of 10%.

Performance

Standardized Performance

From time to time, the Company may advertise the yield and total return investment performance of a Subaccount for various periods, including quarter-to-date, year-to-date, one-year, five-year, and since inception. The Company will calculate advertised yields and total returns according to standardized methods prescribed by the SEC, so that all charges and expenses attributable to the Contract will be included. Including these fees has the effect of decreasing the advertised performance of a Subaccount, so that a Subaccount’s investment performance will not be directly comparable to that of an ordinary mutual fund.

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Non-Standardized Performance

The Company may also advertise total return or other performance data in non-standardized formats that do not reflect the Annual Contract Maintenance Fee.

Not Indications of Future Performance

The performance measures discussed above are not intended to indicate or predict future performance.

Statement of Additional Information

Please refer to the Statement of Additional Information for a description of the method used to calculate a Subaccount’s yield and total return and a list of the indices and other benchmarks used in evaluating a Subaccount’s performance.

Death Benefit

In General

If the Annuitant dies during the Accumulation Phase, the Beneficiary will receive the Death Benefit. The Death Benefit is the then-current Accumulated Value of the Contract on the date the Company receives Due Proof of Death and all Company forms, fully completed. However, for an additional charge, there are two optional Death Benefit Riders that can be selected by the Owner at the time of purchase.

1) Return of Premium Death Benefit Rider–This option is only available to Annuitants age 75 or younger at the time of Contract purchase. There is an additional annual charge of 0.05% (to be assessed 0.0125% per quarter). The additional annual charge will only be assessed for a period of 10 years from the Contract Date. With this option, the Death Benefit will be the greater of:

•	The Accumulated Value of the Contract as of the date the Company receives Due Proof of Death and all Company forms, fully completed; or

•	the sum of all Premium Payments; less any Adjusted Partial Withdrawals and Premium Taxes, if any.

2) Annual Step-Up Death Benefit Rider–This option is only available to Annuitants age 69 or younger at the time of Contract purchase. There is an additional annual charge of 0.12% (to be assessed 0.03% per quarter). The additional annual charge will only be assessed until the Annuitant’s 80th birthday. With this option, the Death Benefit will be the greatest of:

•	The Accumulated Value of the Contract as of the date the Company receives Due Proof of Death and all Company forms, fully completed;

•	the sum of all Premium Payments, less any Adjusted Partial Withdrawals and Premium Taxes, if any; or

•	the highest Accumulated Value on any Contract Anniversary Date on or after the date the Rider is added to the Contract and until the Annuitant reaches age 80, plus any subsequent Premium Payment received by the Company after such Contract Anniversary Date less any Adjusted Partial Withdrawals and Premium Taxes, if any.

If you elect the Return of Premium Death Benefit Rider or the Annual Step-Up Death Benefit Rider, you may cancel this rider by contacting Vanguard Annuity and Insurance Services. Please note that if you cancel the rider, you will not be allowed to elect the additional death benefit riders in the future. Once the rider is cancelled, the Beneficiary will receive the Death Benefit. The Death Benefit is the then-current Accumulated Value of the Contract on the date the Company receives Due Proof of Death and all Company forms, fully completed.

Federal tax law requires that if a Contract Owner is a natural person and dies before the Income Date, then the entire value of the Contract must be distributed within five years of the date of death of the Contract Owner. If the Contract Owner is not a natural person, the death of the primary Annuitant triggers the same distribution requirement. Special rules may apply to a surviving spouse.

A   W O R D   A B O U T

Adjusted Partial Withdrawal

If you have elected one of the available Death Benefit Riders, your Contract could be affected by what is referred to as the Adjusted Partial Withdrawal. When a Partial Withdrawal is taken from the Contract, your Death Benefit will be reduced by an amount called the Adjusted Partial Withdrawal. It is equal to the Partial Withdrawal amount multiplied by an adjustment factor. The adjustment factor is equal to the amount of the Death Benefit prior to the Partial Withdrawal divided by the Accumulated Value prior to the Partial Withdrawal. Under certain circumstances, the Adjusted Partial Withdrawal amount deducted from the Death Benefit may be more than the dollar amount of the Partial Withdrawal. This will generally be the case if the Death Benefit amount exceeds the Accumulated Value at the time of the Partial Withdrawal. The Statement of Additional Information contains a more detailed description of the formula used to calculate an Adjusted Partial Withdrawal.

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Death of the Annuitant During the Accumulation Phase

If the Annuitant dies during the Accumulation Phase, the Beneficiary will be entitled to the Death Benefit. The Death Benefit will be calculated on the date the Company receives Due Proof of Death and all Company forms, fully completed. The Beneficiary can choose to receive the amount payable in a lump-sum cash benefit or under one of the Annuity Payment Options. The Contract Owner can choose an Annuity Payment Option for the Beneficiary before the Annuitant’s death. However, if the Contract Owner does not make such a choice and the Company has not already paid a cash benefit, the Beneficiary may choose a payment option after the Annuitant’s death.

Death of the Annuitant During the Income Phase

The Death Benefit, if any, payable if the Annuitant dies during the Income Phase depends on the Annuity Payment Option selected. Upon the Annuitant’s death, the Company will pay the Death Benefit, if any, to the Beneficiary under the Annuity Payment Option in effect. For instance, if the Life Annuity With Period Certain option has been elected, and if the Annuitant dies during the Income Phase, then any unpaid payments certain will be paid to the Beneficiary.	D E F I N I T I O N Due Proof of Death
When the term “Due Proof of Death” is used in this prospectus we mean any of the following:
• A certified death certificate
• A certified decree of a court of competent jurisdiction as to the finding of death
• A written statement by a medical doctor who attended the deceased
• Any other proof satisfactory to the Company

A   W O R D   A B O U T

Joint Annuitants

The Contract permits you as Contract Owner to name a Joint Annuitant. This can have different effects depending on whether the Contract is in the Accumulation Phase or the Income Phase.

During the Accumulation Phase, the Death Benefit is payable only after the death of both the Annuitant and the Joint Annuitant.

During the Income Phase, it will not matter that you have named a Joint Annuitant unless you have chosen an Annuity Payment Option, such as the Joint and Last Survivor Annuity option, that pays over the life of more than one person. Therefore, if you have chosen an Annuity Payment Option that provides income over the life of someone other than the person named as Joint Annuitant, the Joint Annuitant’s death during the Income Phase will have no effect on the benefits due under the Contract.

Designation of a Beneficiary

The Contract Owner may select one or more Beneficiaries for the Annuitant and name them on the Application. Thereafter, while the Annuitant or Joint Annuitant is living, the Contract Owner may change the Beneficiary by written notice. The change will take effect as of the date the Contract Owner signs the notice, but it will not affect any payment made or any other action taken before the Company acknowledges the notice. The Contract Owner may also make the designation of Beneficiary irrevocable by sending written notice to the Company and obtaining approval from the Company. Changes in the Beneficiary may then be made only with the consent of the designated irrevocable Beneficiary. In the event the Contract Owner and the Annuitant are different, the Contract Owner may also name an Owner’s Designated Beneficiary. The Owner’s Designated Beneficiary may assume ownership of the Contract upon the Contract Owner’s death subject to any restrictions required under federal tax law. See Death of Contract Owner During the Accumulation Phase, page 24. The Owner’s Designated Beneficiary may be added or changed only with a written letter of instruction to the Company.

If the Annuitant dies during the Accumulation Period, the following will apply unless the Contract Owner has made other provisions:

•	If there is more than one Beneficiary, each will share in the Death Benefit equally.

•	If one or two or more Beneficiaries have already died, the Company will pay that share of the Death Benefit equally to the survivor(s).

•	If no Beneficiary is living, the Company will pay the proceeds to the Contract Owner.

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•	If no Beneficiary is named, the Company will pay the proceeds to the estate.

•	If a Beneficiary dies at the same time as the Annuitant, the Company will pay the proceeds as though the Beneficiary had died first. If a Beneficiary dies within 15 days after the Annuitant’s death and before the Company receives due proof of the Annuitant’s death, the Company will pay proceeds as though the Beneficiary had died first.

If a Beneficiary who is receiving Annuity Payments dies, the Company will pay any remaining Payments Certain to that Beneficiary’s named Beneficiary(ies) when due. If no Beneficiary survives the Annuitant, the right to any amount payable will pass to the Contract Owner. If the Contract Owner is not living at this time, this right will pass to his or her estate.

Death of the Contract Owner

Death of the Contract Owner During the Accumulation Phase. With two exceptions, federal tax law requires that when either the Contract Owner or the Joint Owner (if any) dies during the Accumulation Phase, the Company must pay out the entire value of the Contract within five years of the date of death. Since the death of a Contract Owner does not trigger the payment of the Death Benefit, the value of the Contract in this instance will be the Accumulated Value only. First exception: If the entire value is to be distributed to the Owner’s Designated Beneficiary, he or she may elect to have it paid under an Annuity Payment Option over his or her life or over a period certain no longer than his or her life expectancy as long as the payments begin within one year of the Contract Owner’s death. Second exception: If the Owner’s Designated Beneficiary is the spouse of the Contract Owner (or Joint Owner), the spouse may elect to continue the Contract in his or her name as Contract Owner indefinitely and to continue deferring tax on the accrued and future income under the Contract. (“Owner’s Designated Beneficiary” means the natural person whom the Contract Owner names as a beneficiary and who becomes the Contract Owner upon the Contract Owner’s death.) If the Contract Owner and the Annuitant are the same person, then upon that person’s death the Beneficiary is entitled to the Death Benefit. In this regard, see Death of the Annuitant During the Accumulation Phase, page 23.

Death of the Contract Owner During the Income Phase. Federal tax law requires that when either the Contract Owner or the Joint Owner (if any) dies during the Income Phase, the Company must pay the remaining portions of the value of the Contract at least as rapidly as under the method of distribution being used on the date of death.

Non-Natural Person as Contract Owner. Where the Contract Owner is not a natural person (for example, is a corporation), the death of the “primary Annuitant” is treated as the death of the Contract Owner for purposes of federal tax law. (The Internal Revenue Code defines a “primary Annuitant” as the individual who is of primary importance in affecting the timing or the amount of payout under the Contract.) In addition, where the Contract Owner is not a natural person, a change in the identity of the “primary Annuitant” is also treated as the death of the Contract Owner for purposes of federal tax law.

Payment of Lump-Sum Death Benefits

The Company will pay lump-sum Death Benefits within seven days after the election to take a lump sum becomes effective except in one of the following situations, in which the Company may delay the payment beyond seven days:

•	The New York Stock Exchange is closed on a day that is not a weekend or a holiday, or trading on the New York Stock Exchange is otherwise restricted.

•	An emergency exists as defined by the SEC, or the SEC requires that trading be restricted.

•	The SEC permits a delay for your protection as a Contract Owner.

•	The payment is derived from premiums paid by check, in which case the Company may delay payment until the check has cleared your bank, which may take up to ten calendar days.

Other Information

Transamerica Financial Life Insurance Company (the “Company,” “We,” “Us,” “Our”)

Transamerica Financial Life Insurance Company (formerly AUSA Life Insurance Company, Inc.), is a stock life insurance company incorporated under the laws of the state of New York on October 3, 1947, with offices at 4 Manhattanville Road, Purchase, New York 10577. It is principally engaged in offering life insurance and annuity contracts, and is licensed in the District of Columbia and all states.

As of December 31, 2002, the Company had statutory-basis assets of approximately $12 billion. It is a wholly owned indirect subsidiary of AEGON USA, Inc., which conducts substantially all of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. AEGON N.V. of The Netherlands indirectly owns all of the stock of AEGON USA, Inc. AEGON N.V., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business.

The First Providian Merger. On October 1, 1998, First Providian Life & Health Insurance Company (“First Providian”) merged with and into the Company. First Providian was a stock life insurance company incorporated under the laws of the state of New York on March 23, 1970. Upon the merger, First Providian’s existence ceased and the Company became the

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surviving company under the name AUSA Life Insurance Company, Inc. As a result of the merger, the Separate Account became a separate account of the Company. All of the Contracts issued by First Providian before the merger were, at the time of the merger, assumed by the Company. The merger did not affect any provisions of, or rights or obligations under, those Contracts. In approving the merger on May 26, 1998, and May 29, 1998, respectively, the boards of directors of the Company and First Providian determined that the merger of two financially strong stock life insurance companies would result in an overall enhanced capital position and reduced expenses, which, together, would be in the long-term interests of the Contract Owners. On May 26, 1998, 100% of the stockholders of the Company voted to approve the merger, and on May 29, 1998, 100% of the stockholders of First Providian voted to approve the merger. In addition, the New York Insurance Department has approved the merger.

TFLIC Separate Account B

The Separate Account was established by First Providian, a former affiliate of the Company, as a separate account under the laws of the state of New York on November 2, 1987. On October 1, 1998, First Providian, together with the Separate Account, was merged into the Company. The Separate Account survived the merger intact.

The Separate Account is a unit investment trust registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”). Such registration does not signify that the SEC supervises the management or the investment practices or policies of the Separate Account.

The Company owns the assets of the Separate Account, and the obligations under the Contract are obligations of the Company. These assets are held separately from the other assets of the Company and are not chargeable with liabilities incurred in any other business operation of the Company (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). The Company will always keep assets in the Separate Account with a value at least equal to the total Accumulated Value under the Contracts. Income, gains, and losses incurred on the assets in the Separate Account, whether or not realized, are credited to or charged against the Separate Account without regard to other income, gains, or losses of the Company. Therefore, the investment performance of the Separate Account is entirely independent of the investment performance of the Company’s general account assets or any other separate account the Company maintains.

The Separate Account has various Subaccounts, each of which invests solely in a corresponding Portfolio of the Fund. Additional Subaccounts may be established at the Company’s discretion. The Separate Account meets the definition of a “separate account” under Rule 0-1(e)(1) of the 1940 Act.

Contract

The Contracts described here are an individual annuity contract and a group annuity contract. Until the October 1, 1998 merger of First Providian and Transamerica Financial Life Insurance Company (formerly AUSA Life Insurance Company, Inc.), the Vanguard Variable Annuity was issued by First Providian as an individual annuity contract (the “Individual Contract”). (For more information about the merger, see The First Providian Merger, page 24.) From the time of merger up to August 26, 2002, Transamerica Financial Life Insurance Company had been issuing the Vanguard Variable Annuity as a group annuity contract (the “Group Contract”), participation in which is evidenced by a certificate issued to the Contract Owner. From August 26, 2002 and forward, the Vanguard Variable Annuity has been issued as an individual contract. Although the features of the Individual Contract and those of the Group Contract are identical in most respects, certain differences are noted in this prospectus.

Contract Owner (“You,” “Your”)

The Contract Owner is the person or persons designated as the Contract Owner in the Application to participate in the Contract. The term shall also include any person named as Joint Owner. A Joint Owner shares ownership in all respects with the Owner. The Owner has the right to assign ownership to a person or party other than himself.

Payee

The Payee is the Contract Owner, Annuitant, Beneficiary, or any other person, estate, or legal entity to whom benefits are to be paid.

Free Look Periods

There are two different Free Look Periods depending on whether the Contract is a replacement or not.

Free Look Period for Non-Replacement Contracts. If the Contract is not a replacement of an existing annuity contract or life insurance or endowment policy, the Contract provides for a Free Look Period of 30 days after the Contract Owner receives the Contract plus 5 days for mailing. The Contract Owner may cancel the Contract during the Free Look Period by returning it to Vanguard Annuity and Insurance Services, P.O. Box 1105, Valley Forge, PA 19482-1105. Upon cancellation, the Contract is treated as void from the Contract Date and the Contract Owner will receive the Accumulated Value of the Contract, including any fees and charges, as of the date the notice is received by the Company.

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Free Look Period for Replacement Contracts. If the Contract is a replacement of an existing annuity contract or life insurance or endowment policy, a Free Look Period exists for 60 days after the Contract Owner receives the Contract plus 5 days for mailing. Upon cancellation of a replacement Contract, the Contract is treated as void from the Contract Date and the Contract Owner will receive the Accumulated Value of the Contract, including any fees and charges, as of the date the notice is received by the Company.

If the amount returned is based on Premium Payments, the Contract Owner will also receive the amount of any Mortality and Expense Risk Charges and Administrative Expense Charges exacted to date.

If the amount returned is based on the Accumulated Value, the Contract Owner will also receive the amount of any pro-rated Annual Contract Maintenance Fee and the amount of any Mortality and Expense Risk Charges and Administrative Expense Charges exacted to date. (The prorated Annual Contract Maintenance Fee is already included when calculating the amount returned based on Premium Payments.)

Withdrawals are not permitted during the Free Look Period.

Reinstatements

The Company occasionally receives requests to reinstate a Contract whose funds had been transferred to another company via an exchange under Internal Revenue Code Section 1035 or a trustee-to-trustee transfer under the Internal Revenue Code. In this situation, the Company will require the Contract Owner to replace the same total amount of money in the applicable Subaccounts as was taken from them to effect the transfer. The total dollar amount of funds reapplied to the Separate Account will be used to purchase a number of Accumulation Units available for each Subaccount based on the Accumulation Unit Values at the date of Reinstatement (within two days of the date the funds were received by the Company). It should be noted that the number of Accumulation Units available on the Reinstatement date may be more or less than the number surrendered for the transfer. Contract Owners should consult a qualified tax adviser concerning the tax consequences of any Internal Revenue Code Section 1035 exchanges or reinstatements.

Administrative Services

Administrative services are provided by The Vanguard Group, Inc., Vanguard Annuity and Insurance Services, 100 Vanguard Boulevard, Malvern, PA 19355.

Distributor of the Contracts

The Vanguard Group, Inc., through its wholly owned subsidiary, Vanguard Marketing Corporation, is the principal distributor of the Contract. During the fiscal year ended December 31, 2002, each Portfolio incurred distribution and marketing expenses representing 0.01% (0.02% for the Money Market, Mid-Cap Index, and Growth Porfolios) of each Portfolio’s average net assets. These expenses are guaranteed not to exceed 0.20% of each Portfolio’s average month-end net assets. A complete description of the services provided by Vanguard Marketing Corporation is found in the “Management of the Fund” section in the Fund’s Statement of Additional Information. The principal business address for The Vanguard Group, Inc. is 100 Vanguard Boulevard, Malvern, PA 19355.

Voting Rights

The Fund does not hold regular meetings of shareholders. The trustees of the Fund may call special meetings of shareholders as the 1940 Act or other applicable law may require. To the extent required by law, the Company will vote the Portfolio shares held in the Separate Account at shareholder meetings of the Fund in accordance with instructions received from persons having voting interests in the corresponding Portfolio. The Company will vote Fund shares as to which no timely instructions are received and those shares held by the Company as to which Contract Owners have no beneficial interest in proportion to the voting instructions that are received with respect to all Contracts participating in that Portfolio. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

Prior to the Income Date, the Contract Owner holds a voting interest in each Portfolio to which the Accumulated Value is allocated. The number of votes which are available to a Contract Owner will be determined by dividing the Accumulated Value attributable to a Portfolio by the net asset value per share of the applicable Portfolio. After the Income Date, the person receiving Annuity Payments under any variable Annuity Payment Option has the voting interest. The number of votes after the Income Date will be determined by dividing the reserve for such Contract allocated to the Portfolio by the net asset value per share of the corresponding Portfolio. After the Income Date, the votes attributable to a Contract decrease as the reserves allocated to the Portfolio decrease. In determining the number of votes, fractional shares will be recognized.

The number of votes of the Portfolio that are available will be determined as of the date established by that Portfolio for determining shareholders eligible to vote at the meeting of the Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the Fund.

26

Additions, Deletions, or Substitutions of Investments

The Company retains the right, subject to any applicable law, to make certain changes. The Company reserves the right to eliminate the shares of any of the Portfolios and to substitute shares of another Portfolio of the Fund or of another registered open-end management investment company, if the shares of the Portfolios are no longer available for investment or if, in the Company’s judgment, investment in any Portfolio would be inappropriate in view of the purposes of the Separate Account. To the extent the 1940 Act requires, substitutions of shares attributable to a Contract Owner’s interest in a Portfolio will not be made until SEC approval has been obtained and the Contract Owner has been notified of the change.

The Company may establish new Portfolios when marketing, tax, investment, or other conditions so warrant. The Company will make any new Portfolios available to existing Contract Owners on a basis the Company will determine. The Company may also eliminate one or more Portfolios if marketing, tax, investment, or other conditions so warrant.

In the event of any such substitution or change, the Company may, by appropriate endorsement, make whatever changes in the Contracts may be necessary or appropriate to reflect such substitution or change. Furthermore, if deemed to be in the best interests of persons having voting rights under the Contracts, the Company may operate the Separate Account as a management company under the 1940 Act or any other form permitted by law, may deregister the Separate Account under the 1940 Act in the event such registration is no longer required, or may combine the Separate Account with one or more other separate accounts.

Financial Statements

The audited statutory-basis financial statements and schedules of the Company and the audited financial statements of the subaccounts of the Separate Account which are available for investment by Vanguard Variable Annuity Contract Owners (as well as the Independent Auditors’ Reports on them) are contained in the Statement of Additional Information.

Auditors

Ernst & Young LLP serves as independent auditors for the Company and the subaccounts of the Separate Account which are available for investment by Vanguard Variable Annuity Contract Owners and audits their financial statements annually.

Legal Matters

The law firm of Morgan, Lewis & Bockius LLP, of Washington, D.C., has provided legal advice concerning the issue and sale of the Contract under the applicable federal securities laws. On behalf of the Company, Brenda D. Sneed, Esquire, has passed upon all matters of New York law pertaining to the validity of the Contract and the Company’s right to issue the Contract.

27

Table of Contents for the Vanguard Variable Annuity

Statement of Additional Information

Contents

B-2	The Contract	B-4	Distribution of the Contract	B-11	Non-Standardized One Year Return

B-2	Computation of Variable Annuity Income Payments	B-5	Performance Information	B-12	Safekeeping of Account Assets

B-2	Adjusted Partial Withdrawal	B-5	Subaccount Inception Dates	B-12	Conflicts of Interest with Other Separate Accounts

B-3	Exchanges	B-5	Portfolio Inception Dates	B-12	The Company

B-3	Joint Annuitant	B-5	Money Market Subaccount Yields	B-13	Taxes

B-4	General Matters	B-6	30-Day Yield for Non-Money Market Subaccounts	B-13	State Regulation of the Company

B-4	Non-Participating	B-6	Standardized Average Annual Total Return	B-13	Records and Reports

B-4	Misstatement of Age or Sex	B-8	Additional Performance Measures	B-13	Legal Proceedings

B-4	Assignment	B-8	Non-Standardized Cumulative Total Return and Non-Standardized Average Annual Total Return	B-14	Other Information

B-4	Annuity Data	B-10	Non-Standardized Total Return Year-to-Date	B-14	Financial Statements

B-4	Annual Report

B-4	Incontestability

B-4	Ownership

28

Appendix

CONDENSED FINANCIAL INFORMATION

The information presented below reflects the operations of the Subaccounts in connection with the individual variable annuity contracts offered prior to October 1, 1998 through First Providian Life & Health Insurance Company Separate Account B, which was acquired intact by AUSA Life Insurance Company, Inc.; the group variable annuity contract offered October 1, 1998 to September 1, 2002 through AUSA Life Insurance Company, Inc. Separate Account B; and the currently offered individual variable annuity contracts offered through TFLIC Separate Account B, formerly AUSA Life Insurance Company, Inc. Separate Account B. The individual variable annuity contracts offered prior to October 1, 1998 and the group variable annuity contracts are no longer for sale. The Accumulation Unit Values and the number of Accumulation Units outstanding for each Subaccount are as follows:

For the period December 1, 1992 through December 31, 2002

	Money Market	Short- Term Corporate	Total Bond Market Index	High Yield Bond	Balanced	Equity Income	Diversified Value
Accumulation unit value as of:
Start Date*	1.061	10.000	11.489	10.000	11.098	10.000	10.000
12/31/1992	1.064	—	11.656	—	11.514	—	—
12/31/1993	1.091	—	12.695	—	12.961	10.488	—
12/31/1994	1.130	—	12.290	—	12.815	10.304	—
12/31/1995	1.191	—	14.437	—	16.885	14.239	—
12/31/1996	1.250	—	14.882	10.871	19.532	16.820	—
12/31/1997	1.314	—	16.219	12.135	23.946	22.503	—
12/31/1998	1.381	—	17.546	12.576	26.729	26.365	—
12/31/1999	1.447	10.180	17.343	12.892	27.774	25.617	8.662
12/31/2000	1.536	10.974	19.237	12.579	30.541	28.424	10.879
12/31/2001	1.596	11.790	20.754	12.942	31.781	27.324	10.918
12/31/2002	1.618	12.488	22.400	13.098	29.537	23.481	9.333
Number of units outstanding as of:
12/31/1992	1,660	—	11	—	9	—	—
12/31/1993	4,079	—	271	—	636	290	—
12/31/1994	5,365	—	526	—	745	306	—
12/31/1995	9,080	—	622	—	766	380	—
12/31/1996	13,590	—	689	253	852	525	—
12/31/1997	15,573	—	912	645	1,035	819	—
12/31/1998	22,682	—	1,252	692	1,138	1,016	—
12/31/1999	27,932	190	1,204	616	1,059	948	226
12/31/2000	29,852	310	899	553	937	786	344
12/31/2001	33,238	626	1,264	649	1,801	813	877
12/31/2002	32,593	1,068	1,499	708	1,125	780	834
(Units are shown in thousands)

29

For the period December 1, 1992 through December 31, 2002

	Total Stock Mkt. Index	Equity Index	Mid-Cap Index	Growth	Capital Growth	Small Company Growth	International	REIT Index
Accumulation unit value as of:
Start Date*	—	11.596	10.000	10.000	—	10.000	10.000	10.000
12/31/1992	—	12.039	—	—	—	—	—	—
12/31/1993	—	13.144	—	10.569	—	—	—	—
12/31/1994	—	13.224	—	10.964	—	—	10.128	—
12/31/1995	—	18.073	—	15.089	—	—	11.678	—
12/31/1996	—	22.098	—	19.057	—	9.725	13.319	—
12/31/1997	—	29.301	—	24.034	—	10.970	13.708	—
12/31/1998	—	37.565	—	33.697	—	11.792	16.226	—
12/31/1999	—	45.298	12.454	41.101	—	18.957	20.265	9.738
12/31/2000	—	41.052	14.640	32.753	—	21.872	18.834	12.251
12/31/2001	—	35.987	14.510	22.246	—	23.013	15.272	13.691
12/31/2002	—	27.936	12.339	14.211	—	17.420	12.596	14.124
Number of units outstanding as of:
12/31/1992	—	33	—	—	—	—	—	—
12/31/1993	—	440	—	220	—	—	—	—
12/31/1994	—	534	—	457	—	—	322	—
12/31/1995	—	784	—	620	—	—	433	—
12/31/1996	—	1,035	—	906	—	246	698	—
12/31/1997	—	1,392	—	1,187	—	743	833	—
12/31/1998	—	1,670	—	1,569	—	846	878	—
12/31/1999	—	2,022	366	1,850	—	1,082	977	91
12/31/2000	—	1,947	982	1,870	—	1,501	1,039	263
12/31/2001	—	1,859	1,039	1,662	—	1,322	927	401
12/31/2002	—	1,781	1,131	1,474	—	1,224	921	649
(Units are shown in thousands)

*	Date of commencement of operations for the Money Market Subaccount was December 1, 1992, for the Total Bond Market Index, Balanced, and Equity Index Subaccounts was December 16, 1992, for the Equity Income and Growth Subaccounts was June 7, 1993, for the International Subaccount was June 3, 1994, for the High Yield Bond and Small Company Growth Subaccounts was June 3, 1996, and for the Short-Term Corporate, Diversified Value, Mid-Cap Index, and REIT Index Subaccounts was February 8, 1999. As of December 31, 2002, the following Subaccounts had not commenced operation: Total Stock Market Index and Capital Growth.

30

TFLIC SEPARATE ACCOUNT B

STATEMENT OF ADDITIONAL INFORMATION

FOR THE

VANGUARD VARIABLE ANNUITY

OFFERED BY

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

(A NEW YORK STOCK COMPANY)

ADMINISTRATIVE OFFICES

4 MANHATTANVILLE ROAD

PURCHASE, NEW YORK 10577

This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Vanguard Variable Annuity (the “Contract” or the “Individual Contract”) offered by Transamerica Financial Life Insurance Company, formerly AUSA Life Insurance Company, Inc. (the “Company”). You may obtain a copy of the Prospectus dated October 13, 2003 by calling 800-522-5555, or writing to Vanguard Annuity and Insurance Services, P.O. Box 1105, Valley Forge, PA 19482-1105. Terms used in the current Prospectus for the Contract are incorporated in this Statement.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACT.

October 13, 2003

THE CONTRACT

In order to supplement the description in the Prospectus, the following provides additional information about the Contract which may be of interest to Contract Owners.

Computation of Variable Annuity Income Payments

Variable Annuity Income Payments are computed as follows. First, the Accumulated Value (or the portion of the Accumulated Value used to provide variable payments) is applied under the Annuity Table contained in the Contract corresponding to the Annuity Option elected by the Contract Owner and based on an assumed interest rate of 4%. This will produce a dollar amount which is the first monthly payment.

The amount of each Annuity Payment after the first is determined by means of Annuity Units. The number of Annuity Units is determined by dividing the first Annuity Payment by the Annuity Unit value for the selected Subaccount on the Income Date. The number of Annuity Units for the Subaccount then remains fixed, unless an exchange of Annuity Units (as set forth below) is made. After the first Annuity Payment, the dollar amount of each subsequent Annuity Payment is equal to the number of Annuity Units multiplied by the Annuity Unit value for the Subaccount on the due date of the Annuity Payment.

The Annuity Unit value for each Subaccount was initially established at $10.00 on the day money was first deposited in that Subaccount. The Annuity Unit value for any subsequent Business Day is equal to (a) times (b) times (c), where:

(a)	the Annuity Unit value for the immediately preceding Business Day;

(b)	the Net Investment Factor for the day;

(c)	the investment result adjustment factor (0.99989255 per day), which recognizes an assumed interest rate of 4% per year used in determining the Annuity Payment amounts.

The Net Investment Factor is a factor applied to a Subaccount that reflects daily changes in the value of the Subaccount due to:

(a)	any increase or decrease in the value of the Subaccount due to investment results;

(b)	a daily charge for the mortality and expense risks assumed by the Company corresponding to an annual rate of 0.20%, 0.25% or 0.32%, depending on the death benefit selected;

(c)	a daily charge for the cost of administering the Contract corresponding to an annual charge of 0.10%; and

(d)	a charge of $25 for maintenance of Contracts valued at less than $25,000 at time of initial purchase and in each subsequent year if the Accumulated Value remains below $25,000.

The Annuity Tables contained in the AV 423 101 109 498 CRT Contract are based on the 1983 Table “A” Mortality Table projected for mortality improvement to the year 2000 using Projection Scale G and an interest rate of 4% a year.

The Annuity Tables contained in the VVAPA U 1101 Contract are based on a 4% effective annual Assumed Investment Return and the “Annuity 2000” (male, female, and unisex if required by law) mortality table projected for improvement using projection scale G (50% of G for females, 100% of G for males) with an assumed commencement date of 2005. Age adjustments apply for annuitizations after 2010.

Adjusted Partial Withdrawal

The Adjusted Partial Withdrawal is the total amount the Death Benefit is adjusted as a result of any Partial Withdrawals taken from the Contract. It adjusts the Death Benefit in proportion to its relationship to the Accumulated Value of the Contract and the amount of the Partial Withdrawal. The Death Benefit is calculated by adding or subtracting the Adjusted Partial Withdrawal amount to the Death Benefit amount prior to the Partial Withdrawal. The formula is as follows:

(a) divided by (b) = (c); (c) multiplied by (d) = Adjusted Partial Withdrawal amount

Where:

(a) = Death Benefit prior to the Partial Withdrawal;

(b) = Accumulated Value of the Contract prior to the Partial Withdrawal;

(c) = Adjustment factor;

(d) = Amount of Partial Withdrawal

Without application of the Adjusted Partial Withdrawal amount, the Company has the risk in a down market that a Contract Owner may withdraw most of his or her Accumulated Value and leave a sizable guaranteed minimum Death Benefit under the Return of Premium Death Benefit Rider. For example, suppose $100,000 is invested in the Contract and the market subsequently drops to $50,000. Without the Adjusted Partial Withdrawal, the Contract Owner could withdraw $49,000 and purchase a different annuity contract, leaving only $1,000 invested in the Contract with a $49,000 Death Benefit. The Company would retain a future Death Benefit liability with almost no money invested in the Contract to permit the Company to recover that future expense. The Adjusted Partial Withdrawal allows the Company to eliminate the risk described. In the foregoing example, the Contract Owner would only have a $2,000 Death Benefit after the withdrawal.

Conversely, in an up market, the Adjusted Partial Withdrawal will lower the guaranteed Death Benefit by an amount less than amount actually withdrawn. The Company would retain a future Death Benefit liability with no additional risk. Using the example above, assume the market subsequently rose to $150,000. Without the Adjusted Partial Withdrawal, the Contract Owner withdraws $50,000 and would have a guaranteed minimum Death Benefit remaining of $50,000. However, using the Adjusted Partial Withdrawal, the remaining guaranteed minimum Death Benefit would be $66,666.67.

Exchanges

After the Annuity Date, if a Variable Annuity Option has been chosen, the Contract Owner may, by written request, exchange the current value of the existing Subaccount to Annuity Units of any other Subaccount then available. The request for the exchange must be received, however, at least 10 Business Days prior to the first payment date on which the exchange is to take effect. This exchange shall result in the same dollar amount of Annuity Payment on the date of exchange. The Contract Owner is limited to two substantive exchanges (at least 30 days apart) from a Portfolio (except the Money Market Portfolio) in any Contract Year, and the value of the Annuity Units exchanged must provide a monthly Annuity Payment of at least $100 at the time of the exchange. “Substantive” means a dollar amount that The Vanguard Group, Inc. determines, in its sole discretion, could adversely affect management of the Fund.

Exchanges will be made using the Annuity Unit value for the Subaccounts on the date the request for exchange is received by the Company. On the exchange date, the Company will establish a value for the current Subaccount by multiplying the Annuity Unit value by the number of Annuity Units in the existing Subaccount, and compute the number of Annuity Units for the new Subaccount by dividing the Annuity Unit value of the new Subaccount into the value previously calculated for the existing Subaccount.

Joint Annuitant

The Contract Owner may, in the Contract Application or by written request at least 30 days prior to the Income Date, name a Joint Annuitant. Such Joint Annuitant must meet the Company’s underwriting requirements. If approved by the Company, the Joint Annuitant shall be named on the Contract Schedule or added by endorsement. An Annuitant or Joint Annuitant may not be replaced.

The Income Date shall be determined based on the date of birth of the Annuitant. If the Annuitant or Joint Annuitant dies prior to the Income Date, the survivor shall be the sole Annuitant. Another Joint Annuitant may not be designated. Payment to a Beneficiary shall not be made until the death of the surviving Annuitant.

GENERAL MATTERS

Non-Participating

The Contracts are non-participating. No dividends are payable and the Contracts will not share in the profits or surplus earnings of the Company.

Misstatement of Age or Sex

The Company may require proof of age and sex before making Annuity Payments. If the Annuitant’s stated age, sex or both in the Contract are incorrect, the Company will change the Annuity Benefits payable to those which the Premium Payments would have purchased for the correct age and sex. In the case of correction of the stated age or sex after payments have commenced, the Company will: (1) in the case of underpayment, pay the full amount due with the next payment; or (2) in the case of overpayment, deduct the amount due from one or more future payments.

Assignment

Any Nonqualified Contract may be assigned by the Contract Owner prior to the Income Date and during the Annuitant’s lifetime. The Company is not responsible for the validity of any assignment. No assignment will be recognized until the Company receives written notice thereof. The interest of any Beneficiary which the assignor has the right to change shall be subordinate to the interest of an assignee. Any amount paid to the assignee shall be paid in one sum, notwithstanding any settlement agreement in effect at the time assignment was executed. The Company shall not be liable as to any payment or other settlement made by the Company before receipt of written notice.

Annuity Data

The Company will not be liable for obligations which depend on receiving information from a Payee until such information is received in a form satisfactory to the Company.

Annual Report

Once each Contract Year, the Company will send the Contract Owner an annual report of the current Accumulated Value allocated to each Subaccount; and any Premium Payments, charges, exchanges or withdrawals during the year. This report will also give the Contract Owner any other information required by law or regulation. The Contract Owner may ask for a report like this at any time.

Incontestability

This Contract is incontestable from the Contract Date, subject to the “Misstatement of Age or Sex” provision.

Ownership

The Owner of the Contract on the Contract Date is the Annuitant, unless otherwise specified in the Application. The Owner may specify a new Owner by written notice at any time thereafter. The term Owner also includes any person named as a Joint Owner. A Joint Owner shares ownership in all respects with the Owner. During the Annuitant’s lifetime all rights and privileges under this Contract may be exercised solely by the Owner. Upon the death of the Owner(s), Ownership is retained by the surviving Joint Owner or passes to the Owner’s Designated Beneficiary, if one has been designated by the Owner. If no Owner’s Designated Beneficiary is designated or if no Owner’s Designated Beneficiary is living, the Owner’s Designated Beneficiary is the Owner’s estate. From time to time the Company may require proof that the Owner is still living.

DISTRIBUTION OF THE CONTRACT

The Vanguard Group, Inc., through its wholly owned subsidiary, Vanguard Marketing Corporation, is the principal distributor of the Contract. During the fiscal year ended December 31, 2002, each Portfolio incurred distribution and marketing expenses representing 0.01% (0.02% for the Money Market Portfolio) of each Portfolio’s average net assets. These expenses are guaranteed not to exceed 0.20% of each Portfolio’s average month-end net assets. A complete description of the services provided by Vanguard Marketing Corporation is found in the “Management of the Fund” section in the Fund’s Statement of Additional Information. The principal business address for The Vanguard Group, Inc. is 100 Vanguard Boulevard, Malvern, PA 19355.

PERFORMANCE INFORMATION

Performance information for the Subaccounts, including the yield and effective yield of the Money Market Subaccount, the yield of the remaining Subaccounts, and the total return of all Subaccounts, may appear in reports or promotional literature to current or prospective Contract Owners. The yield and total return performance information presented below reflects the operations of the Subaccounts in connection with the individual variable annuity contracts offered prior to October 1, 1998 through First Providian Life & Health Insurance Company Separate Account B, which was acquired intact by AUSA Life Insurance Company, Inc.; the group variable annuity contracts offered October 1, 1998 to September 1, 2002 through AUSA Life Insurance Company, Inc. Separate Account B; and the currently offered individual variable annuity contracts offered through TFLIC Separate Account B, formerly AUSA Life Insurance Company, Inc. Separate Account B. The individual variable annuity contracts offered prior to October 1, 1998 and the group variable annuity contracts are no longer for sale.

Subaccount Inception Dates

Where applicable, the following Subaccount inception dates are used in the calculation of performance figures: December 1, 1992 for the Money Market Subaccount; December 16, 1992 for the Equity Index Subaccount, the Balanced Subaccount, and the Total Bond Market Index Subaccount; June 7, 1993 for the Equity Income Subaccount and the Growth Subaccount; June 3, 1994 for the International Subaccount; June 3, 1996 for the High Yield Bond Subaccount and the Small Company Growth Subaccount; February 8, 1999 for the Diversified Value Subaccount and the Short-Term Corporate Subaccount; February 9, 1999 for the Mid-Cap Index Subaccount and the REIT Index Subaccount; and May 1, 2003 for the Total Stock Market Index Subaccount and the Capital Growth Subaccount.

The underlying series of Vanguard Variable Insurance Fund in which the Mid-Cap Index Subaccount and the REIT Index Subaccount invest commenced operations on February 8, 1999 (and sold shares to these subaccounts on that day), but they held all of their assets in money market instruments until February 9, 1999, when performance measurement begins.

Portfolio Inception Dates

Where applicable, the following Portfolio inception dates are used in the calculation of performance figures: April 29, 1991 for the Equity Index Portfolio and Total Bond Market Index Portfolio; May 2, 1991 for the Money Market Portfolio; May 23, 1991 for the Balanced Portfolio; June 7, 1993 for the Equity Income Portfolio and the Growth Portfolio; June 3, 1994 for the International Portfolio; June 3, 1996 for the High Yield Bond Portfolio and Small Company Growth Portfolio; February 8, 1999 for the Diversified Value Portfolio and the Short-Term Corporate Portfolio; February 9, 1999 for the Mid-Cap Index Portfolio and the REIT Index Portfolio; January 8, 2003 for the Total Stock Market Index Portfolio; and December 3, 2002 for the Capital Growth Portfolio.

Vanguard Variable Insurance Fund’s Mid-Cap Index Portfolio and REIT Index Portfolio commenced investment operations on February 8, 1999, but they held all of their assets in money market instruments until February 9, 1999, when performance measurement begins.

Money Market Subaccount Yields

Current yield for the Money Market Subaccount will be based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular 7-day period, less a pro-rata share of Subaccount expenses accrued over that period (the “base-period”), and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent.

Calculation of “effective yield” begins with the same “base period return” used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

Effective Yield = [(Base Period Return +1)365/7] -1

The yield of the Money Market Subaccount for the 7-day period ended December 31, 2002, was 1.01%.

30-Day Yield for Non-Money Market Subaccounts

Quotations of yield for the remaining Subaccounts will be based on all investment income per Unit earned during a particular 30-day period, less expenses accrued during the period (“net investment income”), and will be computed by dividing net investment income by the value of a Unit on the last day of the period, according to the following formula:

YIELD = 2[(a—b + 1)6—1]
c x d

Where:

[a]	equals the net investment income earned during the period by the Series attributable to shares owned by a Subaccount

[b]	equals the expenses accrued for the period (net of reimbursements)

[c]	equals the average daily number of Units outstanding during the period

[d]	equals the maximum offering price per Accumulation Unit on the last day of the period

Yield on the Subaccount is earned from the increase in net asset value of shares of the Series in which the Subaccount invests and from dividends declared and paid by the Series, which are automatically reinvested in shares of the Series.

The yield of each Subaccount for the 30-day period ended December 31, 2002, is set forth below. Yields are calculated daily for each Subaccount. Premiums and discounts on asset-backed securities are not amortized.

Short-Term Corporate Subaccount	3.34%
Total Bond Market Index Subaccount	4.20%
High Yield Bond Subaccount	8.24%
Balanced Subaccount	2.79%
Equity Income Subaccount	2.76%
Diversified Value Subaccount	2.95%
Total Stock Market Index Subaccount	—
Equity Index Subaccount	1.62%
Mid-Cap Index Subaccount	0.85%
Growth Subaccount	0.53%
Capital Growth Subaccount	—
Small Company Growth Subaccount	0.26%
International Subaccount	—
REIT Index Subaccount	—

Standardized Average Annual Total Return

When advertising performance of the Subaccounts, the Company will show the “Standardized Average Annual Total Return,” calculated as prescribed by the rules of the SEC, for each Subaccount. The Standardized Average Annual Total Return is the effective annual compounded rate of return that would have produced the cash redemption value over the stated period had the performance remained constant throughout. The calculation assumes a single $1,000 payment made at the beginning of the period and full redemption at the end of the period. It reflects the deduction of all applicable sales loads or sales charges, the Annual Contract Maintenance Fee and all other Portfolio, Separate Account and Contract level charges except Premium Taxes, if any. The Company may assume the Individual Contract was in existence prior to its inception date in November 1992 (which is was not). After the Individual Contract’s inception date, the calculations will reflect actual Accumulation Unit Values. In calculating performance information, the Annual Contract Maintenance Fee is reflected as a percentage equal to the total amount of fees collected during a year divided by the total average net assets of the Portfolios during the same year. The fee is assumed to remain the same in each year of the applicable period. The fee is prorated to reflect only the remaining portion of the calendar year of purchase. Thereafter, the fee is deducted annually.

Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, three, five and 10 years (or, if less, up to the life of the Subaccount) and year-to-date, six months to date, month-to-date, and quarter-to-date, calculated pursuant to the formula:

P(1 + T)n = ERV

Where:

(1)	[P] equals a hypothetical Initial Premium Payment of $1,000

(2)	[T] equals an average annual total return

(3)	[n] equals the number of years

(4)	[ERV] equals the ending redeemable value of a hypothetical $1,000 Premium Payment made at the beginning of the period (or fractional portion thereof)

The following tables show the average annual total return for the Subaccounts for the period beginning at the inception of each Subaccount and ending on December 31, 2002.

Standardized Average Annual Total Return

For Period Ending December 31, 2002

Annual Step-Up Death Benefit Option

(Total Annual Separate Account Expenses: 0.42%)

	1 year	3 years	5 years	Year to date	Year Ended 12/31/2002	Since Subaccount Inception*	Since Portfolio Inception**
Money Market Subaccount	1.30%	3.79%	4.25%	1.30%	1.30%	4.28%	4.24%
Short-Term Corporate Subaccount	5.90%	7.04%	—	5.90%	5.90%	5.81%	5.81%
Total Bond Market Index Subaccount	7.92%	8.90%	6.66%	7.92%	7.92%	6.78%	7.19%
High Yield Bond Subaccount	1.20%	0.52%	1.53%	1.20%	1.20%	4.15%	4.15%
Balanced Subaccount	(7.07%)	2.07%	4.28%	(7.07%)	(7.07%)	9.97%	9.84%
Equity Income Subaccount	(14.07%)	(2.87%)	0.85%	(14.07%)	(14.07%)	9.36%	9.36%
Diversified Value Subaccount	(14.53%)	2.51%	—	(14.53%)	(14.53%)	(1.84%)	(1.84%)
Total Stock Market Index Subaccount	—	—	—	—	—	—	—
Equity Index Subaccount	(22.38%)	(14.89%)	(0.96%)	(22.38%)	(22.38%)	8.89%	9.25%
Mid-Cap Index Subaccount	(14.97%)	(0.32%)	—	(14.97%)	(14.97%)	5.50%	5.50%
Growth Subaccount	(36.13%)	(29.82%)	(9.98%)	(36.13%)	(36.13%)	3.74%	3.74%
Capital Growth Subaccount	—	—	—	—	—	—	—
Small Company Growth Subaccount	(24.31%)	(2.78%)	9.68%	(24.31%)	(24.31%)	8.79%	8.79%
International Subaccount	(17.53%)	(14.66%)	(1.69%)	(17.53%)	(17.53%)	2.72%	2.72%
REIT Index Subaccount	3.16%	13.19%	—	3.16%	3.16%	9.24%	9.24%

*	Refer to “Subaccount Inception Dates” under the “PERFORMANCE INFORMATION” section of this Statement of Additional Information.

**	Refer to “Portfolio Inception Dates” under the “PERFORMANCE INFORMATION” section of this Statement of Additional Information.

	Month- to-date	Quarter- to-date	6 Months- to-date
Money Market Subaccount	0.08%	0.26%	0.57%
Short-Term Corporate Subaccount	1.29%	0.93%	3.76%
Total Bond Market Index Subaccount	2.05%	1.36%	5.07%
High Yield Bond Subaccount	1.07%	5.55%	2.02%
Balanced Subaccount	(1.97)%	6.25%	(5.56)%
Equity Income Subaccount	(2.86)%	8.13%	(10.22)%
Diversified Value Subaccount	(2.22)%	4.55%	(13.20)%
Total Stock Market Index Subaccount	—	—	—
Equity Index Subaccount	(5.90)%	8.29%	(10.45)%
Mid-Cap Index Subaccount	(4.11)%	5.68%	(11.96)%
Growth Subaccount	(7.38)%	5.22%	(12.34)%
Capital Growth Subaccount	—	—	—
Small Company Growth Subaccount	(6.14)%	5.34%	(14.08)%
International Subaccount	(4.67)%	8.06%	(14.26)%
REIT Index Subaccount	0.75%	(0.03)%	(8.63)%

All total return figures reflect the deduction of the administrative charge, and the mortality and expense risk charge. The SEC requires that an assumption be made that the Contract Owner surrenders the entire Contract at the end of the 1-, 5- and 10-year periods (or, if less, up to the life of the Subaccount) for which performance is required to be calculated.

Performance information for a Subaccount may be compared, in reports and promotional literature, to: (i) the Standard & Poor’s 500 Stock Index (“S&P 500”), Dow Jones Industrial Average (“DJIA”), Donoghue Money Market Institutional Averages, or other indices that measure performance of a pertinent group of securities so that investors may compare a Subaccount’s results with those of a group of securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely-used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Contract. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Accumulation Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the portfolio of the Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

Reports and marketing materials may, from time to time, include information concerning the rating of Transamerica Financial Life Insurance Company as determined by A.M. Best, Moody’s, Standard & Poor’s or other recognized rating services. Reports and promotional literature may also contain other information including (i) the ranking of any Subaccount derived from rankings of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services or by other rating services, companies, publications, or other persons who rank separate accounts or other investment products on overall performance or other criteria, and (ii) the effect of tax deferred compounding on a Subaccount’s investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Contract (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis.

ADDITIONAL PERFORMANCE MEASURES

Non-Standardized Cumulative Total Return and Non-Standardized Average Annual Total Return

The Company may show Non-Standardized Cumulative Total Return (i.e., the percentage change in the value of an Accumulation Unit) for one or more Subaccounts with respect to one or more periods. The Company may also show Non

Standardized Average Annual Total Return (i.e., the average annual change in Accumulation Unit Value) with respect to one or more periods. For one year and periods less than one year, the Non-Standardized Cumulative Total Return and the Non-Standardized Average Annual Total Return are effective annual rates of return and are equal. For both performance measures, the Company may assume the Individual Contract was in existence prior to its inception date in November 1992 (which it was not). After the Individual Contract’s inception date, the calculations will reflect actual Accumulation Unit Values. For periods greater than one year, the Non-Standardized Average Annual Total Return is the effective annual compounded rate of return for the periods stated. Because the value of an Accumulation Unit reflects the Separate Account and Portfolio expenses (see Fee Table in the Prospectus), the Non-Standardized Cumulative Total Return and Non-Standardized Average Annual Total Return also reflect these expenses. However, these percentages do not reflect the Annual Contract Maintenance Fee or Premium Taxes (if any), which, if included, would reduce the percentages reported by the Company.

Non-Standardized Cumulative Total Return

For Period Ending 12/31/2002

Annual Step-Up Death Benefit Option

(Total Annual Separate Account Expenses: 0.42%)

	Month- to-date	Quarter- to-date	6 Month- to-date	One Year	Since Subaccount Inception*	Since Portfolio Inception**
Money Market Subaccount	0.08%	0.26%	0.57%	1.31%	52.73%	62.56%
Short-Term Corporate Subaccount	1.29%	0.93%	3.77%	5.83%	24.66%	24.66%
Total Bond Market Index Subaccount	2.05%	1.36%	5.08%	7.89%	93.43%	125.14%
High Yield Bond Subaccount	1.07%	5.56%	2.03%	1.12%	30.74%	30.74%
Balanced Subaccount	(1.97%)	6.25%	(5.55%)	(7.14%)	159.94%	197.63%
Equity Income Subaccount	(2.85%)	8.13%	(10.22%)	(14.18%)	135.69%	135.69%
Diversified Value Subaccount	(2.21%)	4.56%	(13.20%)	15.07%	(6.92%)	6.92%
Total Stock Market Index Subaccount	—	—	—	—	—	—
Equity Index Subaccount	(5.90%)	8.29%	(10.44%)	(22.53%)	135.38%	181.30%
Mid-Cap Index Subaccount	(4.11%)	5.68%	(11.95%)	(15.07%)	23.19%	23.19%
Growth Subaccount	(7.38%)	5.22%	(12.33%)	(36.31%)	42.18%	42.18%
Capital Growth Subaccount	—	—	—	—	—	—
Small Company Growth Subaccount	(6.14%)	5.35%	(14.08%)	(24.45%)	74.13%	74.13%
International Subaccount	(4.67%)	8.06%	(14.26%)	(17.67%)	25.99%	25.99%
REIT Index Subaccount	0.75%	(0.03%)	(8.63%)	3.11%	41.11%	41.11%

*	Refer to “Subaccount Inception Dates” under the “PERFORMANCE INFORMATION” section of this Statement of Additional Information.

**	Refer to “Portfolio Inception Dates” under the “PERFORMANCE INFORMATION” section of this Statement of Additional Information.

Non-Standardized Average Annual Total Returns

For Period Ending 12/31/2002

Annual Step-Up Death Benefit Option

(Total Annual Separate Account Expenses: 0.42%)

	One Year	Three Year	Five Year	Since Subaccount Inception*	Since Portfolio Inception**
Money Market Subaccount	1.38%	3.80%	4.26%	4.29%	4.25%
Short-Term Corporate Subaccount	5.91%	7.05%	—	5.83%	5.83%
Total Bond Market Index Subaccount	7.93%	8.90%	6.67%	6.79%	7.20%
High Yield Bond Subaccount	1.20%	0.53%	1.54%	4.16%	4.16%
Balanced Subaccount	(7.06%)	2.07%	4.29%	9.98%	9.85%
Equity Income Subaccount	(14.07%)	(2.86%)	0.85%	9.38%	9.38%
Diversified Value Subaccount	(14.52%)	2.52%	—	(1.83%)	(1.83%)
Total Stock Market Index Subaccount	—	—	—	—	—
Equity Index Subaccount	(22.37%)	(14.88%)	(0.95%)	8.90%	9.26%
Mid-Cap Index Subaccount	(14.65%)	0.04%	—	5.51%	5.51%
Growth Subaccount	(35.89%)	(29.56%)	(9.64%)	2.73%	2.73%
Capital Growth Subaccount	—	—	—	—	—
Small Company Growth Subaccount	(24.03%)	(2.43%)	10.10%	8.80%	8.80%
International Subaccount	(17.25%)	(14.35%)	(1.31%)	2.73%	2.73%
REIT Index Subaccount	3.53%	13.61%	—	9.26%	9.26%

*	Refer to “Subaccount Inception Dates” under the “PERFORMANCE INFORMATION” section of this Statement of Additional Information.

**	Refer to “Portfolio Inception Dates” under the “PERFORMANCE INFORMATION” section of this Statement of Additional Information.

Non-Standardized Total Return Year-to-Date

The Company may show Non-Standardized Total Return Year-to-Date as of a particular date, or simply Total Return YTD, for one or more Subaccounts with respect to one or more non-standardized base periods commencing at the beginning of a calendar year. Total Return YTD figures reflect the percentage change in actual Accumulation Unit Values during the relevant period. These percentages reflect a deduction for the Separate Account and Portfolio expenses, but do not include the Annual Contract Maintenance Fee or Premium Taxes (if any), which, if included, would reduce the percentages reported by the Company.

Non-Standardized Total Return Year-to-Date

For Period Ending 12/31/2002

Annual Step-Up Death Benefit Option

(Total Annual Separate Account Expenses: 0.42%)

Total Return YTD as of 12/31/2002
Money Market Subaccount	1.38%
Short-Term Corporate Subaccount	5.91%
Total Bond Market Index Subaccount	7.93%
High Yield Bond Subaccount	1.20%
Balanced Subaccount	(7.06%)
Equity Income Subaccount	(14.07%)
Diversified Value Subaccount	(14.52%)
Total Stock Market Index Subaccount	—
Equity Index Subaccount	(22.37%)
Mid-Cap Index Subaccount	(14.96%)
Growth Subaccount	(36.12%)
Capital Growth Subaccount	—
Small Company Growth Subaccount	(24.30%)
International Subaccount	(17.52%)
REIT Index Subaccount	3.16%

Non Standardized One Year Return

The Company may show Non-Standardized One Year Return, for one or more Subaccounts with respect to one or more non-standardized base periods commencing at the beginning of a calendar year (or date of inception, if during the relevant year) and ending at the end of such calendar year. One Year Return figures reflect the percentage change in actual Accumulation Unit Values during the relevant period. These percentages reflect a deduction for the Separate Account and Portfolio expenses, but do not include the Annual Contract Maintenance Fee or Premium Taxes (if any), which if included would reduce the percentages reported by the Company.

Non-Standardized One Year Return

Annual Step-Up Death Benefit Option

(Total Annual Separate Account Expenses: 0.42%)

	2002	2001	2000	1999	1998	1997
Money Market Subaccount	1.38%	3.92%	6.04%	4.75%	5.07%	5.12%
Short-Term Corporate Subaccount	5.91%	7.43%	7.74%	—	—	—
Total Bond Market Index Subaccount	7.93%	7.87%	10.85%	(1.23%)	7.87%	8.97%
High Yield Bond Subaccount	1.20%	2.83%	(2.48%)	2.46%	3.63%	11.64%
Balanced Subaccount	(7.06%)	4.00%	9.93%	3.89%	11.61%	22.69%
Equity Income Subaccount	(14.07%)	(3.94%)	10.95%	(2.94%)	17.19%	33.95%
Diversified Value Subaccount	(14.52%)	0.33%	25.60%	—	—	—
Total Stock Market Index Subaccount	—	—	—	—	—	—
Equity Index Subaccount	(22.37%)	(12.43%)	(9.47%)	20.62%	28.25%	32.73%
Mid-Cap Index Subaccount	(14.96%)	(0.95%)	17.50%	—	—	—
Growth Subaccount	(36.12%)	(32.26%)	(20.44%)	22.00%	40.32%	26.21%
Capital Growth Subaccount	—	—	—	—	—	—

Small Company Growth Subaccount	(24.30%)	5.16%	15.37%	60.91%	7.52%	12.84%
International Subaccount	(17.52%)	(19.04%)	(7.12%)	24.96%	18.39%	2.91%
REIT Index Subaccount	3.16%	11.71%	25.87%	—	—	—

	1996	1995	1994	1993
Money Market Subaccount	4.98%	5.42%	3.73%	2.55%
Short-Term Corporate Subaccount	—	—	—	—
Total Bond Market Index Subaccount	3.09%	17.57%	(3.15%)	8.91%
High Yield Bond Subaccount	—	—	—	—
Balanced Subaccount	15.79%	31.97%	(1.08%)	12.69%
Equity Income Subaccount	18.25%	38.44%	(1.71%)	—
Diversified Value Subaccount	—	—	—	—
Total Stock Market Index Subaccount	—	—	—	—
Equity Index Subaccount	22.41%	36.91%	0.67%	9.29%
Mid-Cap Index Subaccount	—	—	—	—
Growth Subaccount	26.45%	37.87%	3.82%	—
Capital Growth Subaccount	—	—	—	—
Small Company Growth Subaccount	—	—	—	—
International Subaccount	14.15%	15.43%	—	—
REIT Index Subaccount	—	—	—	—

SAFEKEEPING OF ACCOUNT ASSETS

Title to assets of the Separate Account is held by the Company. The assets are kept physically segregated and held separate and apart from the Company’s general account assets. Records are maintained of all purchases and redemptions of eligible Portfolio shares held by each of the Subaccounts.

CONFLICTS OF INTEREST WITH OTHER SEPARATE ACCOUNTS

The Portfolios may be made available to registered separate accounts offering variable annuity and variable life products of the Company or other insurance companies. Although the Company believes it is unlikely, a material conflict could arise between the interests of the Separate Account and one or more of the other participating separate accounts. In the event a material conflict does exist, the affected insurance companies agree to take any necessary steps, including removing their separate accounts from the Fund if required by law, to resolve the matter.

THE COMPANY

On October 1, 1998, First Providian Life & Health Insurance Company (“First Providian”) merged with and into the Company. First Providian was a stock life insurance company incorporated under the laws of the State of New York on March 23, 1970. Upon the merger, First Providian’s existence ceased and the Company became the surviving company under the name AUSA Life Insurance Company, Inc. As a result of the merger, the Separate Account became a separate account of the Company. All of the Contracts issued by First Providian before the merger were, at the time of the merger, assumed by the Company. The merger did not affect any provisions of, or rights or obligations under, those Contracts. In approving the merger on May 26, 1998, and May 29, 1998, respectively, the boards of directors of the Company and First Providian determined that the merger of two financially strong stock life insurance companies would result in an overall enhanced capital position and reduced expenses, which, together, would be in the long-term interests of the Contract Owners. On May 26, 1998, 100% of the stockholders of the Company voted to approve the merger, and on May 29, 1998, 100% of the stockholders of First Providian voted to approve the merger. In addition, the New York Insurance Department has approved the merger. On April 1, 2003, AUSA Life Insurance Company, Inc. changed its name to Transamerica Financial Life Insurance Company.

The Company is a direct subsidiary of First AUSA Life Insurance Company. First AUSA Life Insurance Company is a wholly owned subsidiary of Transamerica Holding Company, LLC. Transamerica Holding Company, LLC is a wholly owned subsidiary of AEGON USA, Inc.

The Company is a wholly-owned indirect subsidiary of AEGON U.S. Corporation, which in turn is wholly owned by AEGON U.S. Holding Corporation. A Delaware business trust called “The AEGON Trust” exists between AEGON U.S. Holding Corporation and AEGON International N.V. The AEGON Trust owns 100% of the common stock of AEGON U.S. Holding Corporation and Scottish Equitable Finance Limited owns 100% of the preferred stock of AEGON U.S. Holding Corporation. AEGON International N.V. is a wholly owned subsidiary of AEGON N.V. Vereniging AEGON (a Netherlands membership association) has an approximately 32.47% interest in AEGON N.V.

TAXES

The Company is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code. Since the Separate Account is not a separate entity from the Company and its operations form a part of the Company, the Separate Account will not be taxed separately as a “regulated investment company” under Subchapter M of the Internal Revenue Code. Investment income and realized capital gains on the assets of the Separate Account are reinvested and taken into account in determining the Accumulated Value. Under existing federal income tax law, the Separate Account’s investment income, including realized net capital gains, is not taxed to the Company. The Company reserves the right to make a deduction for taxes should they be imposed with respect to such items in the future.

Under present laws, the Company will not incur New York state or local taxes. If there is a change in state or local tax laws, the Company may make charges for such taxes. The Company does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the reserves under the Contracts. Based upon these expectations, no charge is currently being made to the Separate Account for corporate federal income taxes that may be attributable to the Separate Account.

The Company will periodically review the question of a charge to the Separate Account for corporate federal income taxes related to the Separate Account. Such a charge may be made in future years for any federal income taxes the Company incurs. This might become necessary if the Company ultimately determines that its tax treatment is not what it currently believes it to be, if there are changes in the federal income tax treatment of annuities at the corporate level, or if there is a change in the Company’s tax status. If the Company should incur federal income taxes attributable to investment income or capital gains retained as part of the reserves under the Contracts, the Accumulated Value of the Contract would be correspondingly adjusted by any provision or charge for such taxes.

STATE REGULATION OF THE COMPANY

The Company is subject to the laws of New York governing insurance companies and to regulation by the New York Department of Insurance. An annual statement in a prescribed form is filed with the Department of Insurance each year covering the operation of the Company for the preceding year and its financial condition as of the end of such year. Regulation by the Department of Insurance includes periodic examination to determine the Company’s contract liabilities and reserves so that the Department may determine if the items are correct. The Company’s books and accounts are subject to review by the Department of Insurance at all times. In addition, the Company is subject to regulation under the insurance laws of other jurisdictions in which it may operate.

RECORDS AND REPORTS

All records and accounts relating to the Separate Account will be maintained by the Company or by its administrator, The Vanguard Group, Inc. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, the Company will mail to all Contract Owners at their last known address of record, at least semiannually, reports containing such information as may be required under that Act or by any other applicable law or regulation.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. The Company is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Separate Account.

OTHER INFORMATION

A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

FINANCIAL STATEMENTS

The audited financial statements of the subaccounts of the Separate Account which are available for investment by Vanguard Variable Annuity Contract Owners as of December 31, 2002, including the Report of Independent Auditors thereon, are included in this Statement of Additional Information.

The audited statutory-basis financial statements of the Company as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002, including the Report of Independent Auditors thereon, which are also included in this Statement of Additional Information, should be distinguished from the financial statements of subaccounts of the Separate Account which are available for investment by Vanguard Variable Annuity Contract Owners and should be considered only as bearing on the ability of the Company to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

FINANCIAL STATEMENTS

AUSA Life Insurance Company, Inc.

Separate Account B—Vanguard Variable Annuity Plan

Year Ended December 31, 2002

AUSA Life Insurance Company, lnc.

Separate Account B—Vanguard Variable Annuity Plan

Financial Statements

Year Ended December 31, 2002

AUSA Life Insurance Company, Inc.

Separate Account B—Vanguard Variable Annuity Plan

Statements of Assets and Liabilities

December 31, 2002

	Money Market Subaccount	Total Bond Market Index Subaccount	Balanced Subaccount	Equity Index Subaccount	Growth Subaccount
Assets
Investment in securities:
Number of shares	52,793,957.711	2,861,709.277	2,271,473.730	2,300,969.883	2,427,299.153

Cost	$52,793,958	$31,292,996	$36,439,742	$66,860,597	$60,448,705

Investments in mutual funds, at net asset value	$52,793,958	$33,596,467	$33,436,093	$49,885,027	$21,117,503
Receivable for units sold	—	—	—	—	—

Total assets	52,793,958	33,596,467	33,436,093	49,885,027	21,117,503

Liabilities
Payable for units redeemed	3	—	—	—	1

	$52,793,955	$33,596,467	$33,436,093	$49,885,027	$21,117,502

Net Assets:
Deferred annuity contracts terminable by owners	$52,793,955	$33,596,467	$33,436,093	$49,885,027	$21,117,502

Total net assets	$52,793,955	$33,596,467	$33,436,093	$49,885,027	$21,117,502

Accumulation units outstanding	32,620,495	1,499,842	1,131,994	1,785,706	1,486,018

Accumulation unit value	$1.618429	$22.399997	$29.537329	$27.935737	$14.210798

See accompanying notes.

2

AUSA Life Insurance Company, Inc.

Separate Account B—Vanguard Variable Annuity Plan

Statements of Assets and Liabilities

December 31, 2002

	Equity Income Subaccount	International Subaccount	High Yield Bond Subaccount	Small Company Growth Subaccount	Mid-Cap Index Subaccount
Assets
Investment in securities:
Number of shares	1,112,641.544	1,206,590.938	1,133,415.055	1,785,794.310	1,320,393.906

Cost	$21,444,352	$17,962,961	$9,737,012	$31,315,910	$17,422,914

Investments in mutual funds at net asset value	$18,414,218	$11,667,734	$9,305,338	$21,411,674	$13,996,175
Receivable for units sold	—	1	—	—	1

Total assets	18,414,218	11,667,735	9,305,338	21,411,674	13,996,176

Liabilities
Payable for units redeemed	1	—	—	—	—

	$18,414,217	$11,667,735	$9,305,338	$21,411,674	$13,996,176

Net Assets:
Deferred annuity contracts terminable by owners	$18,414,217	$11,667,735	$9,305,338	$21,411,674	$13,996,176

Total net assets	$18,414,217	$11,667,735	$9,305,338	$21,411,674	$13,996,176

Accumulation units outstanding	784,234	926,273	710,425	1,229,129	1,134,293

Accumulation unit value	$23.480513	$12.596436	$13.098262	$17.420203	$12.339115

See accompanying notes.

3

AUSA Life Insurance Company, Inc.

Separate Account B—Vanguard Variable Annuity Plan

Statements of Assets and Liabilities

December 31, 2002

	Short-Term Corporate Subaccount	Diversified Value Subaccount	REIT Index Subaccount
Assets
Investment in securities:
Number of shares	1,251,371.638	870,175.631	713,490.925

Cost	$12,993,646	$9,537,664	$9,220,752

Investments in mutual funds, at net asset value	$13,402,190	$7,814,177	$9,161,223
Receivable for units sold	1	1	—

Total assets	13,402,191	7,814,178	9,161,223

Liabilities
Payable for units redeemed	—	—	—

	$13,402,191	$7,814,178	$9,161,223

Net Assets:
Deferred annuity contracts terminable by owners	$13,402,191	$7,814,178	$9,161,223

Total net assets	$13,402,191	$7,814,178	$9,161,223

Accumulation units outstanding	1,073,238	837,282	648,631

Accumulation unit value	$12.487626	$9.332792	$14.123927

See accompanying notes.

4

AUSA Life Insurance Company, Inc.

Separate Account B—Vanguard Variable Annuity Plan

Statements of Operations

Year Ended December 31, 2002

	Money Market Subaccount	Total Bond Market Index Subaccount	Balanced Subaccount	Equity Index Subaccount
Net investment income (loss)
Income:
Dividends	$866,826	$1,070,753	$1,337,037	$980,810
Expenses:
Administrative, mortality and expense risk charge	172,778	99,518	119,337	195,349

Net investment income (loss)	694,048	971,235	1,217,700	785,461

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	—	—	1,305,203	3,733,763
Proceeds from sales	18,798,915	5,864,758	4,313,076	6,535,170
Cost of investments sold	18,798,915	5,594,874	4,263,323	5,602,592

Net realized capital gains (losses) on investments	—	269,884	1,354,956	4,666,341

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	—	1,304,165	2,317,332	3,207,419
End of period	—	2,303,471	(3,003,649)	(16,975,570)

Net change in unrealized appreciation/depreciation of investments	—	999,306	(5,320,981)	(20,182,989)

Net realized and unrealized capital gains (losses) on investments	—	1,269,190	(3,966,025)	(15,516,648)

Increase (decrease) in net assets from operations	$694,048	$2,240,425	$(2,748,325)	$(14,731,187)

See accompanying notes.

5

AUSA Life Insurance Company, Inc.

Separate Account B—Vanguard Variable Annuity Plan

Statements of Operations

Year Ended December 31, 2002

	Growth Subaccount	Equity Income Subaccount	International Subaccount	High Yield Bond Subaccount
Net investment income (loss)
Income:
Dividends	$128,229	$608,392	$317,354	$522,571
Expenses:
Administrative, mortality and expense risk charge	93,160	69,925	44,016	29,810

Net investment income (loss)	35,069	538,467	273,338	492,761

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	1,795,199	101,399	459,030	—
Proceeds from sales	5,265,964	2,887,165	2,879,449	2,261,562
Cost of investments sold	10,125,606	2,606,255	5,126,800	2,761,445

Net realized capital gains (losses) on investments	(3,064,443)	382,309	(1,788,321)	(499,883)

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	(29,500,326)	1,049,216	(5,327,173)	(492,980)
End of period	(39,331,202)	(3,030,134)	(6,295,227)	(431,674)

Net change in unrealized appreciation/depreciation of investments	(9,830,876)	(4,079,350)	(968,054)	61,306

Net realized and unrealized capital gains (losses) on investments	(12,895,319)	(3,697,041)	(2,756,375)	(438,577)

Increase (decrease) in net assets from operations	$(12,860,250)	$(3,158,574)	$(2,483,037)	$54,184

See accompanying notes.

6

AUSA Life Insurance Company, Inc.

Separate Account B—Vanguard Variable Annuity Plan

Statements of Operations

Year Ended December 31, 2002

	Small Company Growth Subaccount	Mid-Cap Index Subaccount	Short-Term Corporate Subaccount	Diversified Value Subaccount	REIT Index Subaccount
Net investment income (loss)
Income:
Dividends	$228,289	$130,868	$291,929	$187,173	$252,808
Expenses:
Administrative, mortality and expense risk charge	90,068	52,719	36,985	31,698	27,991

Net investment income (loss)	138,221	78,149	254,944	155,475	224,817

Net realized and unrealized capital gains (losses) on investments
Net realized capital gains (losses) on investments:
Realized gain distributions	989,251	892,285	—	—	85,955
Proceeds from sales	4,885,318	2,567,721	3,568,252	2,953,599	2,096,333
Cost of investments sold	5,810,981	2,853,453	3,347,881	3,062,317	1,772,201

Net realized capital gains (losses) on investments	63,588	606,553	220,371	(108,718)	410,087

Net change in unrealized appreciation/depreciation of investments:
Beginning of period	(2,060,147)	(14,146)	249,012	(79,949)	579,678
End of period	(9,904,236)	(3,426,739)	408,544	(1,723,487)	(59,529)

Net change in unrealized appreciation/depreciation of investments	(7,844,089)	(3,412,593)	159,532	(1,643,538)	(639,207)

Net realized and unrealized capital gains (losses) on investments	(7,780,501)	(2,806,040)	379,903	(1,752,256)	(229,120)

Increase (decrease) in net assets from operations	$(7,642,280)	$(2,727,891)	$634,847	$(1,596,781)	$(4,303)

See accompanying notes.

7

AUSA Life Insurance Company, Inc.

Separate Account B—Vanguard Variable Annuity Plan

Statements of Changes in Net Assets

Years Ended December 31, 2002 and 2001

	Money Market Subaccount		Total Bond Market Index Subaccount
	2002	2001	2002	2001
Operations
Net investment income (loss)	$694,048	$1,910,161	$971,235	$214,918
Net realized capital gains (losses) on investments	—	—	269,884	17,971
Net change in unrealized appreciation/depreciation of investments	—	—	999,306	1,309,691

Increase (decrease) in net assets from operations	694,048	1,910,161	2,240,425	1,542,580

Contract transactions
Net contract purchase payments	9,300,820	11,009,595	3,331,128	3,744,227
Transfer payments from (to) other subaccounts or general account	(2,279,018)	(534,639)	3,114,766	4,733,677
Contract terminations, withdrawals, and other deductions	(7,967,735)	(5,159,998)	(1,310,047)	(1,075,323)
Contract maintenance charges	(15,276)	(3,330)	(9,588)	(2,124)

Increase (decrease) in net assets from contract transactions	(961,209)	5,311,628	5,126,259	7,400,457

Net increase (decrease) in net assets	(267,161)	7,221,789	7,366,684	8,943,037

Net assets:
Beginning of the period	53,061,116	45,839,327	26,229,783	17,286,746

End of the period	$52,793,955	$53,061,116	$33,596,467	$26,229,783

See accompanying notes.

8

AUSA Life Insurance Company, Inc.

Separate Account B—Vanguard Variable Annuity Plan

Statements of Changes in Net Assets

Years Ended December 31, 2002 and 2001

	Balanced Subaccount		Equity Index Subaccount
	2002	2001	2002	2001
Operations
Net investment income (loss)	$1,217,700	$(113,801)	$785,461	$(262,448)
Net realized capital gains (losses) on investments	1,354,956	233,193	4,666,341	2,585,267
Net change in unrealized appreciation/depreciation of investments	(5,320,981)	1,091,567	(20,182,989)	(12,432,672)

Increase (decrease) in net assets from operations	(2,748,325)	1,210,959	(14,731,187)	(10,109,853)

Contract transactions
Net contract purchase payments	3,278,995	3,172,542	2,623,534	3,979,982
Transfer payments from (to) other subaccounts or general account	(32,059)	2,049,119	(2,666,788)	(4,569,856)
Contract terminations, withdrawals, and other deductions	(1,421,038)	(690,495)	(2,223,687)	(2,315,037)
Contract maintenance charges	(11,714)	(3,700)	(20,065)	(8,649)

Increase (decrease) in net assets from contract transactions	1,814,184	4,527,466	(2,287,006)	(2,913,560)

Net increase (decrease) in net assets	(934,141)	5,738,425	(17,018,193)	(13,023,413)

Net assets:
Beginning of the period	34,370,234	28,631,809	66,903,220	79,926,633

End of the period	$33,436,093	$34,370,234	$49,885,027	$66,903,220

See accompanying notes.

9

AUSA Life Insurance Company, Inc.

Separate Account B—Vanguard Variable Annuity Plan

Statements of Changes in Net Assets

Years Ended December 31, 2002 and 2001

	Growth Subaccount		Equity Income Subaccount
	2002	2001	2002	2001
Operations
Net investment income (loss)	$35,069	$(157,152)	$538,467	$(81,981)
Net realized capital gains (losses) on investments	(3,064,443)	(1,421,736)	382,309	428,816
Net change in unrealized appreciation/depreciation of investments	(9,830,876)	(17,473,488)	(4,079,350)	(1,274,725)

Increase (decrease) in net assets from operations	(12,860,250)	(19,052,376)	(3,158,574)	(927,890)

Contract transactions
Net contract purchase payments	938,186	2,041,956	1,139,496	1,529,202
Transfer payments from (to) other subaccounts or general account	(2,882,936)	(5,341,476)	(947,052)	102,640
Contract terminations, withdrawals, and other deductions	(1,050,228)	(1,916,578)	(831,418)	(829,274)
Contract maintenance charges	(11,340)	(7,069)	(6,683)	(2,482)

Increase (decrease) in net assets from contract transactions	(3,006,318)	(5,223,167)	(645,657)	800,086

Net increase (decrease) in net assets	(15,866,568)	(24,275,543)	(3,804,231)	(127,804)

Net assets:
Beginning of the period	36,984,070	61,259,613	22,218,448	22,346,252

End of the period	$21,117,502	$36,984,070	$18,414,217	$22,218,448

See accompanying notes.

10

AUSA Life Insurance Company, Inc.

Separate Account B—Vanguard Variable Annuity Plan

Statements of Changes in Net Assets

Years Ended December 31, 2002 and 2001

	International Subaccount		High Yield Bond Subaccount
	2002	2001	2002	2001
Operations
Net investment income (loss)	$273,338	$(59,163)	$492,761	$146,799
Net realized capital gains (losses) on investments	(1,788,321)	(1,382,656)	(499,883)	(413,499)
Net change in unrealized appreciation/depreciation of investments	(968,054)	(2,218,335)	61,306	433,417

Increase (decrease) in net assets from operations	(2,483,037)	(3,660,154)	54,184	166,717

Contract transactions
Net contract purchase payments	734,850	895,245	869,979	736,350
Transfer payments from (to) other subaccounts or general account	(64,598)	(2,105,007)	501,646	1,029,032
Contract terminations, withdrawals, and other deductions	(672,422)	(547,129)	(520,290)	(488,244)
Contract maintenance charges	(4,531)	(1,879)	(2,490)	(534)

Increase (decrease) in net assets from contract transactions	(6,701)	(1,758,770)	848,845	1,276,604

Net increase (decrease) in net assets	(2,489,738)	(5,418,924)	903,029	1,443,321

Net assets:
Beginning of the period	14,157,473	19,576,397	8,402,309	6,958,988

End of the period	$11,667,735	$14,157,473	$9,305,338	$8,402,309

See accompanying notes.

11

AUSA Life Insurance Company, Inc.

Separate Account B—Vanguard Variable Annuity Plan

Statements of Changes in Net Assets

Years Ended December 31, 2002 and 2001

	Small Company Growth Subaccount		Mid-Cap Index Subaccount
	2002	2001	2002	2001
Operations
Net investment income (loss)	$138,221	$(108,604)	$78,149	$(53,042)
Net realized capital gains (losses) on investments	63,588	1,552,051	606,553	208,809
Net change in unrealized appreciation/depreciation of investments	(7,844,089)	(285,573)	(3,412,593)	(458,354)

Increase (decrease) in net assets from operations	(7,642,280)	1,157,874	(2,727,891)	(302,587)

Contract transactions
Net contract purchase payments	1,337,860	1,130,719	1,090,101	1,718,912
Transfer payments from (to) other subaccounts or general account	(1,820,236)	(3,586,911)	1,122,028	(311,629)
Contract terminations, withdrawals, and other deductions	(878,693)	(1,109,887)	(565,075)	(391,600)
Contract maintenance charges	(8,432)	(2,978)	(5,168)	(1,569)

Increase (decrease) in net assets from contract transactions	(1,369,501)	(3,569,057)	1,641,886	1,014,114

Net increase (decrease) in net assets	(9,011,781)	(2,411,183)	(1,086,005)	711,527

Net assets:
Beginning of the period	30,423,455	32,834,638	15,082,181	14,370,654

End of the period	$21,411,674	$30,423,455	$13,996,176	$15,082,181

See accompanying notes.

12

AUSA Life Insurance Company, Inc.

Separate Account B—Vanguard Variable Annuity Plan

Statements of Changes in Net Assets

Years Ended December 31, 2002 and 2001

	Short-Term Corporate Subaccount		Diversified Value Subaccount
	2002	2001	2002	2001
Operations
Net investment income (loss)	$254,944	$39,718	$155,475	$(29,163)
Net realized capital gains (losses) on investments	220,371	73,418	(108,718)	320,037
Net change in unrealized appreciation/depreciation of investments	159,532	205,738	(1,643,538)	(601,104)

Increase (decrease) in net assets from operations	634,847	318,874	(1,596,781)	(310,230)

Contract transactions
Net contract purchase payments	2,371,510	645,985	644,658	1,619,491
Transfer payments from (to) other subaccounts or general account	3,749,434	3,167,167	(444,795)	4,596,905
Contract terminations, withdrawals, and other deductions	(732,864)	(149,313)	(363,142)	(64,924)
Contract maintenance charges	(3,271)	(421)	(2,857)	(1,028)

Increase (decrease) in net assets from contract transactions	5,384,809	3,663,418	(166,136)	6,150,444

Net increase (decrease) in net assets	6,019,656	3,982,292	(1,762,917)	5,840,214

Net assets:
Beginning of the period	7,382,535	3,400,243	9,577,095	3,736,881

End of the period	$13,402,191	$7,382,535	$7,814,178	$9,577,095

See accompanying notes.

13

AUSA Life Insurance Company, Inc.

Separate Account B—Vanguard Variable Annuity Plan

Statements of Changes in Net Assets

Years Ended December 31, 2002 and 2001

	REIT Index Subaccount
	2002	2001
Operations
Net investment income (loss)	$224,817	$87,972
Net realized capital gains (losses) on investments	410,087	159,190
Net change in unrealized appreciation/depreciation of investments	(639,207)	189,563

Increase (decrease) in net assets from operations	(4,303)	436,725

Contract transactions
Net contract purchase payments	1,415,949	1,046,264
Transfer payments from (to) other subaccounts or general account	2,635,320	879,851
Contract terminations, withdrawals, and other deductions	(377,298)	(93,964)
Contract maintenance charges	(3,577)	(663)

Increase (decrease) in net assets from contract transactions	3,670,394	1,831,488

Net increase (decrease) in net assets	3,666,091	2,268,213

Net assets:
Beginning of the period	5,495,132	3,226,919

End of the period	$9,161,223	$5,495,132

See accompanying notes.

14

AUSA Life Insurance Company, Inc.

Separate Account B—Vanguard Variable Annuity Plan

Notes to Financial Statements

December 31, 2002

1. Organization and Summary of Significant Accounting Policies

Organization

AUSA Life Insurance Company, Inc. Separate Account B (the Mutual Fund Account) is a segregated investment account of AUSA Life Insurance Company, Inc. (AUSA), an indirect wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Mutual Fund Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. The Mutual Fund Account consists of thirteen investment subaccounts. Activity in these thirteen investment subaccounts is available to contract owners of the Vanguard Variable Annuity Plan.

Subaccount Investment by Fund:

Vanguard Variable Insurance Fund:

Money Market Portfolio

Total Bond Market Index Portfolio

Balanced Portfolio

Equity Index Portfolio

Growth Portfolio

Equity Income Portfolio

International Portfolio

High Yield Bond Portfolio

Small Company Growth Portfolio

Mid-Cap Index Portfolio

Short-Term Corporate Portfolio

Diversified Value Portfolio

REIT Index Portfolio

15

AUSA Life Insurance Company, Inc.

Separate Account B—Vanguard Variable Annuity Plan

Notes to Financial Statements

December 31, 2002

1. Organization and Summary of Significant Accounting Policies (continued)

The following Portfolio name changes were made effective during the fiscal year ended December 31, 2002.

Portfolio	Formerly
Total Bond Market Index Portfolio	High-Grade Bond Portfolio

Investments

Net purchase payments received by the Mutual Fund Account for the Vanguard Variable Annuity Plan are invested in the portfolios of the Series Fund, as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2002.

Realized capital gains and losses from the sales of shares in the Series Fund are determined on the basis of first-in, first-out. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from the investments in the Series Fund are included in the Statements of Operations.

Dividend Income

Dividends received from the series Fund investments are reinvested to purchase additional mutual fund shares.

16

AUSA Life Insurance Company, Inc.

Separate Account B—Vanguard Variable Annuity Plan

Notes to Financial Statements

December 31, 2002

2. Investments

The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2002 were as follows:

	Purchases	Sales
Vanguard Variable Insurance Fund:
Money Market Portfolio	$18,531,772	$18,798,915
Total Bond Market Index Portfolio	11,962,252	5,864,758
Balanced Portfolio	8,650,163	4,313,076
Equity Index Portfolio	8,767,388	6,535,170
Growth Portfolio	4,089,915	5,265,964
Equity Income Portfolio	2,881,374	2,887,165
International Portfolio	3,605,115	2,879,449
High Yield Bond Portfolio	3,603,169	2,261,562
Small Company Growth Portfolio	4,643,288	4,885,318
Mid-Cap Index Portfolio	5,180,039	2,567,721
Short-Term Corporate Portfolio	9,208,004	3,568,252
Diversified Value Portfolio	2,942,937	2,953,599
REIT Index Portfolio	6,077,499	2,096,333

17

AUSA Life Insurance Company, Inc.

Separate Account B—Vanguard Variable Annuity Plan

Notes to Financial Statements

December 31, 2002

3. Accumulation Units Outstanding

A summary of changes in accumulation units outstanding follows:

	Money Market Subaccount	Total Bond Market Index Subaccount	Balanced Subaccount	Equity Index Subaccount	Growth Subaccount
Units outstanding at January 1, 2001	29,852,097	898,599	937,494	1,946,977	1,870,326
Units purchased	7,005,136	185,411	102,084	104,947	81,572
Units redeemed and transferred	(3,619,042)	179,805	41,893	(192,830)	(289,424)

Units outstanding at December 31, 2001	33,238,191	1,263,815	1,081,471	1,859,094	1,662,474
Units purchased	5,783,455	154,796	105,251	85,044	51,798
Units redeemed and transferred	(6,401,151)	81,231	(54,728)	(158,431)	(228,254)

Units outstanding at December 31, 2002	32,620,495	1,499,842	1,131,994	1,785,706	1,486,018

	Equity Income Subaccount	International Subaccount	High Yield Bond Subaccount	Small Company Growth Subaccount	Mid-Cap Index Subaccount
Units outstanding at January 1, 2001	786,187	1,039,400	553,231	1,501,237	981,587
Units purchased	54,601	53,846	56,854	53,622	121,721
Units redeemed and transferred	(27,634)	(166,237)	39,120	(232,859)	(63,910)

Units outstanding at December 31, 2001	813,154	927,009	649,205	1,322,000	1,039,398
Units purchased	44,151	51,573	66,996	66,779	81,862
Units redeemed and transferred	(73,071)	(52,309)	(5,776)	(159,650)	13,033

Units outstanding at December 31, 2002	784,234	926,273	710,425	1,229,129	1,134,293

18

AUSA Life Insurance Company, Inc.

Separate Account B—Vanguard Variable Annuity Plan

Notes to Financial Statements

December 31, 2002

3. Accumulation Units Outstanding (continued)

	Short- Term Corporate Subaccount	Diversified Value Subaccount	REIT Index Subaccount
Units outstanding at January 1, 2001	309,858	343,500	263,393
Units purchased	55,922	143,894	81,051
Units redeemed and transferred	260,363	389,762	56,929

Units outstanding at December 31, 2001	626,143	877,156	401,373
Units purchased	196,205	61,780	99,828
Units redeemed and transferred	250,890	(101,654)	147,430

Units outstanding at December 31, 2002	1,073,238	837,282	648,631

19

AUSA Life Insurance Company, Inc.

Separate Account B—Vanguard Variable Annuity Plan

Notes to Financial Statements

December 31, 2002

4. Financial Highlights

The Mutual Fund Account offers various death benefit options, which have differing fees that are charged against the contract owner's account balance. These charges are discussed in more detail in the individual's policy. Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.

Effective with the 2001 annual financial statements, the Mutual Fund Account has presented the following disclosures required by AICPA Audit and Accounting Guide for Investment Companies.

Subaccount	Year Ended	Units	Unit Fair Value	Net Assets	Investment Income Ratio*	Expense Ratio**	Total Return***
Money Market
	12/31/2002	32,620,495	$1.62	$52,793,955	1.70%	0.30%	1.38%
	12/31/2001	33,238,191	1.60	53,061,116	4.19	0.37	3.96
Total Bond Market Index
	12/31/2002	1,499,842	22.40	33,596,467	3.64	0.30	7.93
	12/31/2001	1,263,815	20.75	26,229,783	1.34	0.37	7.89
Balanced
	12/31/2002	1,131,994	29.54	33,436,093	3.83	0.30	(7.06)
	12/31/2001	1,081,471	31.78	34,370,234	0.00	0.37	4.06
Equity Index
	12/31/2002	1,785,706	27.94	49,885,027	1.72	0.30	(22.37)
	12/31/2001	1,859,094	35.99	66,903,220	0.00	0.37	(12.34)
Growth
	12/31/2002	1,486,018	14.21	21,117,502	0.47	0.30	(36.12)
	12/31/2001	1,662,474	22.25	36,984,070	0.00	0.37	(32.08)
Equity Income
	12/31/2002	784,234	23.48	18,414,217	2.97	0.30	(14.07)
	12/31/2001	813,154	27.32	22,218,448	0.00	0.37	(3.87)
International
	12/31/2002	926,273	12.60	11,667,735	2.47	0.30	(17.52)
	12/31/2001	927,009	15.27	14,157,473	0.00	0.37	(18.91)
High Yield Bond
	12/31/2002	710,425	13.10	9,305,338	5.97	0.30	1.20
	12/31/2001	649,205	12.94	8,402,309	2.16	0.37	2.89
Small Company Growth
	12/31/2002	1,229,129	17.42	21,411,674	0.87	0.30	(24.30)
	12/31/2001	1,322,000	23.01	30,423,455	0.00	0.37	5.22
Mid-Cap Index
	12/31/2002	1,134,293	12.34	13,996,176	0.85	0.30	(14.96)
	12/31/2001	1,039,398	14.51	15,082,181	0.00	0.37	(0.89)

20

AUSA Life Insurance Company, Inc.

Separate Account B—Vanguard Variable Annuity Plan

Notes to Financial Statements

December 31, 2002

4. Financial Highlights (continued)

Subaccount	Year Ended	Units	Unit Fair Value	Net Assets	Investment Income Ratio*	Expense Ratio**	Total Return***
Short-Term Corporate
	12/31/2002	1,073,238	$12.49	$13,402,191	2.69%	0.30%	5.91%
	12/31/2001	626,143	11.79	7,382,535	1.15	0.37	7.44
Diversified Value
	12/31/2002	837,282	9.33	7,814,178	2.03	0.30	(14.52)
	12/31/2001	877,156	10.92	9,577,095	0.00	0.37	0.36
REIT Index
	12/31/2002	648,631	14.12	9,161,223	3.06	0.30	3.16
	12/31/2001	401,373	13.69	5,495,132	2.46	0.37	11.75

*	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Series Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Series Fund in which the subaccounts invest.

**	These ratios represent the annualized contract expenses of the Mutual Fund Account, consisting primarily of mortality and expense charges. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Series Fund are excluded.

***	These amounts represent the total return for the period indicated, including changes in the value of the underlying Series Fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

21

AUSA Life Insurance Company, Inc.

Separate Account B—Vanguard Variable Annuity Plan

Notes to Financial Statements

December 31, 2002

5. Administrative, Mortality, and Expense Risk Charge

An annual charge is deducted from the unit values of the subaccounts of the Mutual Fund Account for AUSA’s assumption of certain mortality and expense risks incurred in connection with the contract. It is assessed daily based on the combined net assets of the Series Fund attributable to the Mutual Fund Account and Separate Account IV of Peoples Benefit Life Insurance Company (PBL), an affiliate of AUSA. An annual charge of .20%, .25% or .32% (depending on the death benefit selected) is assessed.

An administrative charge of .10% annually is deducted from the unit value of the subaccounts of the Mutual Fund Account. This charge is assessed daily by AUSA based on the net assets of the Series Fund attributable to the Mutual Fund Account and Separate Account IV of PBL. Additionally, an annual maintenance fee of $25 per contract is charged for contracts valued at less than $25,000 at the time of initial purchase and on the last business day of each year. The maintenance fee is deducted proportionately from the contract’s accumulated value. These deductions represent reimbursement to Vanguard for the costs expected to be incurred for issuing and maintaining each contract and the Mutual Fund Account.

6. Income Taxes

Operations of the Mutual Fund Account form a part of AUSA, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). The operations of the Mutual Fund Account are accounted for separately from other operations of AUSA for purposes of federal income taxation. The Mutual Fund Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from AUSA. Under existing federal income tax laws, the income of the Mutual Fund Account is not taxable to AUSA, as long as earnings are credited under the variable annuity contracts.

7. Dividend Distributions

Dividends are not declared by the Mutual Fund Account, since the increase in the value of the underlying investment in the Funds is reflected daily in the accumulation unit price used to calculate the equity value within the Mutual Fund Account. Consequently, a dividend distribution by the underlying Funds does not change either the accumulation unit price or equity values within the Mutual Fund Account.

22

Financial Statements and Schedules—Statutory Basis

AUSA Life Insurance Company, Inc.

Years Ended December 31, 2002, 2001, and 2000

AUSA Life Insurance Company, Inc.

Financial Statements and Schedules—Statutory Basis

Years Ended December 31, 2002, 2001, and 2000

Report of Independent Auditors

The Board of Directors

AUSA Life Insurance Company, Inc.

We have audited the accompanying statutory-basis balance sheets of AUSA Life Insurance Company, Inc. (an indirect wholly owned subsidiary of AEGON N.V.) as of December 31, 2002 and 2001, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2002. Our audits also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7. These financial statements and schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits. We did not audit the “separate account assets” and “separate account liabilities” included in the statutory-basis balance sheets of the Company. The Separate Account balance sheets were audited by other auditors whose reports have been furnished to us, and our opinion, insofar as it relates to the data included for the Separate Accounts, is based solely upon the reports of the other auditors.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the reports of other auditors provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Department of Insurance of the State of New York, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of AUSA Life Insurance Company, Inc. at December 31, 2002 and 2001, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2002.

However, in our opinion, based on our audits and the reports of other auditors, the financial statements referred to above present fairly, in all material respects, the financial position of AUSA Life Insurance Company, Inc. at December 31, 2002 and 2001, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2002, in conformity with accounting practices prescribed or permitted by the Department of Insurance of the State of New York. Also, in our opinion, the related statutory-basis financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 2 to the financial statements, in 2002 and 2001 AUSA Life Insurance Company, Inc. changed various accounting policies to be in accordance with the revised NAIC Accounting Practices and Procedures Manual, as adopted by the Department of Insurance of the State of New York.

/s/    ERNST & YOUNG LLP

Des Moines, Iowa

February 14, 2003

AUSA Life Insurance Company, Inc.

Balance Sheets—Statutory Basis

(Dollars in Thousands, Except per Share Data)

	December 31
	2002	2001
Admitted assets
Cash and invested assets:
Bonds	$4,748,005	$4,403,548
Stocks:
Preferred	4,306	4,207
Common, at market (cost: $30,280 in 2002 and $173,440 in 2001)	32,407	177,659
Mortgage loans on real estate	448,966	439,685
Real estate	239	1,009
Policy loans	17,457	13,440
Net short-term notes receivable from affiliates	81,300	71,300
Cash and short-term investments	325,133	148,906
Other invested assets	24,712	19,504

Total cash and invested assets	5,682,525	5,279,258

Receivable from parent, subsidiaries and affiliates	—	30,858
Premiums deferred and uncollected	66,646	51,977
Accrued investment income	70,332	69,264
Federal and foreign income tax recoverable	3,092	—
Net deferred income tax asset	39,853	—
Goodwill	—	12,852
Reinsurance receivable	20,584	37,331
Other admitted assets	17,737	12,470
Separate account assets	6,156,589	6,507,715

Total admitted assets	$12,057,358	$12,001,725

	December 31
	2002	2001
Liabilities and capital and surplus
Liabilities:
Aggregate reserves for policies and contracts:
Life	$430,961	$375,569
Annuity	4,342,514	4,039,430
Accident and health	18,223	18,295
Policy and contract claim reserves:
Life	25,485	66,616
Accident and health	876	11,697
Liability for deposit type contracts	136,528	127,921
Other policyholders’ funds	683	659
Transfers to separate accounts due or accrued	(3,653)	(6,767)
Remittances and items not allocated	66,126	123,358
Asset valuation reserve	20,232	49,278
Interest maintenance reserve	21,548	20,112
Funds held under coinsurance and other reinsurance treaties	140,567	161,370
Reinsurance in unauthorized companies	6,996	13,650
Commissions and expense allowances payable on reinsurance assumed	18,410	14,372
Payable for securities	13,526	—
Payable to affiliates	31,992	—
Consideration to MONY pursuant to acquisition agreement	71,886	—
Payable under assumption reinsurance agreement	18,787	25,899
Provision for experience rating refunds	243	(11,156)
Other liabilities	26,761	13,494
Federal income taxes payable	—	16,467
Separate account liabilities	6,147,389	6,496,580

Total liabilities	11,536,080	11,556,844

Capital and surplus:
Common stock, $125 per share par value, 20,000 shares authorized, 16,466 issued and outstanding	2,058	2,058
Preferred stock, $10 per share par value, 44,175 shares authorized, issued and outstanding	442	442
Paid-in surplus	449,180	319,180
Special surplus	2,226	2,282
Unassigned surplus	67,372	120,919

Total capital and surplus	521,278	444,881

Total liabilities and capital and surplus	$12,057,358	$12,001,725

See accompanying notes.

AUSA Life Insurance Company, Inc.

Statements of Operations—Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2002	2001	2000
Revenue:
Premiums and other considerations, net of reinsurance:
Life	$215,610	$143,732	$43,850
Annuity	1,548,445	1,473,146	1,529,202
Accident and health	46,602	42,687	30,541
Net investment income	339,632	348,703	330,718
Amortization of interest maintenance reserve	3,814	686	544
Commissions and expense allowances on reinsurance ceded	82,856	30,257	453
Income from fees associated with investment management, administration and contract guarantees for separate accounts	46,941	53,318	58,734
Consideration on reinsurance recaptured	77,057	—	—
Other income	5,614	2,105	1,755

	2,366,571	2,094,634	1,995,797
Benefits and expenses:
Benefits paid or provided for:
Life and accident and health benefits	157,111	243,472	32,059
Surrender benefits	1,555,456	1,456,121	1,631,618
Other benefits	29,351	38,826	25,993
Increase (decrease) in aggregate reserves for policies and contracts:
Life	54,132	(100,418)	22,249
Annuity	301,951	188,999	(109,841)
Accident and health	(73)	1,820	43
Other	—	—	2,362
Increase in liability for deposit type funds	—	—	128,146

	2,097,928	1,828,820	1,732,629
Insurance expenses:
Commissions	107,241	113,754	48,590
General insurance expenses	80,001	59,498	58,850
Taxes, licenses and fees	4,756	1,922	1,771
Net transfers to (from) separate accounts	(40,770)	9,549	69,726
Consideration to MONY pursuant to acquisition agreement	71,886	—	—
Other expenses	54,569	7,776	(44)

	277,683	192,499	178,893

Total benefits and expenses	2,375,611	2,021,319	1,911,522
Gain (loss) from operations before dividends to policyholders, federal income tax expense and net realized capital gains (losses) on investments	(9,040)	73,315	84,275
Dividends to policyholders	3	52	—

Gain (loss) from operations before federal income tax expense and net realized capital gains (losses) on investments	(9,043)	73,263	84,275
Federal income tax expense	11,486	40,532	20,713

Gain (loss) from operations before net realized capital gains (losses) on investments	(20,529)	32,731	63,562
Net realized capital gains (losses) on investments (net of related federal income taxes and amounts transferred to interest maintenance reserve)	(84,135)	(74,452)	1,023

Net income (loss)	$(104,664)	$(41,721)	$64,585

See accompanying notes.

AUSA Life Insurance Company, Inc.

Statements of Changes in Capital and

Surplus—Statutory Basis

(Dollars in Thousands)

	Common Stock	Preferred Stock	Paid-in Surplus	Special Surplus Funds	Unassigned Surplus (Deficit)	Total Capital and Surplus
Balance at January 1, 2000	$2,500	$—	$319,180	$2,017	$69,798	$393,495
Net income	—	—	—	152	64,433	64,585
Change in non-admitted assets	—	—	—	—	683	683
Change in unrealized capital gains/losses	—	—	—	—	(540)	(540)
Change in liability for reinsurance in unauthorized companies	—	—	—	—	383	383
Change in surplus in separate accounts	—	—	—	—	(508)	(508)
Change in asset valuation reserve	—	—	—	—	(7,592)	(7,592)

Balance at December 31, 2000	2,500	—	319,180	2,169	126,657	450,506
Net loss	—	—	—	113	(41,834)	(41,721)
Change in unrealized capital gains/losses	—	—	—	—	2,450	2,450
Change in non-admitted assets	—	—	—	—	(3)	(3)
Change in liability for reinsurance in unauthorized companies	—	—	—	—	(13,489)	(13,489)
Change in asset valuation reserve	—	—	—	—	41,311	41,311
Cumulative effect of change in accounting principles	—	—	—	—	(1,365)	(1,365)
Net change in surplus in separate accounts	—	—	—	—	(113)	(113)
Tax benefits on stock options exercised	—	—	—	—	805	805
Exchange of common stock for preferred stock	(442)	442	—	—	—	—
Reinsurance transaction	—	—	—	—	6,500	6,500

Balance at December 31, 2001	2,058	442	319,180	2,282	120,919	444,881
Capital contribution	—	—	130,000	—	—	130,000
Net loss	—	—	—	(56)	(104,608)	(104,664)
Change in non-admitted assets	—	—	—	—	(4,967)	(4,967)
Change in unrealized capital gains/losses	—	—	—	—	(17,198)	(17,198)
Change in liability for reinsurance in unauthorized companies	—	—	—	—	6,654	6,654
Cumulative effect of change in accounting principle	—	—	—	—	24,860	24,860
Change in net deferred income tax asset	—	—	—	—	6,098	6,098
Change in reserve on account of change in valuation basis	—	—	—	—	(721)	(721)
Change in asset valuation reserve	—	—	—	—	29,046	29,046
Tax benefits on stock options exercised	—	—	—	—	38	38
Reinsurance transactions	—	—	—	—	7,805	7,805
Net change in surplus in separate account	—	—	—	—	(554)	(554)

Balance at December 31, 2002	$2,058	$442	$449,180	$2,226	$67,372	$521,278

See accompanying notes.

AUSA Life Insurance Company, Inc.

Statements of Cash Flow—Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2002	2001	2000
Operating activities
Premiums and other considerations received, net of reinsurance	$1,794,700	$1,619,965	$1,600,464
Allowances and reserve adjustments received on reinsurance ceded	40,512	34,147	443
Investment income received	342,789	342,428	318,749
Other income received	82,168	310,338	4,160
Life and accident and health claims paid	(187,524)	(207,815)	(33,956)
Surrender benefits and other fund withdrawals	(1,555,546)	(1,456,762)	(1,631,618)
Annuity and other benefits to policyholders	(20,170)	(39,568)	(24,644)
Commissions, other expenses and taxes paid	(195,473)	(161,616)	(121,176)
Net transfers (to) from separate account	89,786	41,360	(13,323)
Federal income taxes paid	(31,008)	(19,878)	(28,602)
Dividends paid to policyholders	—	(52)	—
Other	(35,747)	(458)	(5,692)

Net cash provided by operating activities	324,487	462,089	64,805

Investing activities
Proceeds from investments sold, matured or repaid:
Bonds	4,662,244	2,865,488	1,602,375
Stocks	168,852	196,080	—
Mortgage loans on real estate	70,374	50,218	76,779
Real estate	412	22	19,110
Miscellaneous proceeds	(2,020)	(2)	201
Other invested assets	14,400	—	26,226

Total investment proceeds	4,914,262	3,111,806	1,724,691
Income taxes received on net realized capital gains/losses	4,050	6,793	5,313

Net proceeds from sales, maturities, or repayments of investments	4,918,312	3,118,599	1,730,004
Cost of investments acquired:
Bonds	(5,064,135)	(3,340,553)	(1,729,272)
Stocks	(61,299)	(273,369)	(128,316)
Mortgage loans on real estate	(82,951)	(60,134)	(56,253)
Real estate	—	(1,033)	(703)
Miscellaneous applications	(10,000)	—	(228)
Other invested assets	(23,091)	(10,000)	—

Total cost of investments acquired	(5,241,476)	(3,685,089)	(1,914,772)
Net decrease (increase) in policy loans	(4,017)	(10,235)	71

Net cost of investments acquired	(5,245,493)	(3,695,324)	(1,914,701)

Net cash used in investing activities	(327,181)	(576,725)	(184,697)

AUSA Life Insurance Company, Inc.

Statements of Cash Flow—Statutory Basis (continued)

(Dollars in Thousands)

	Year Ended December 31
	2002	2001	2000
Other cash provided:
Capital and surplus paid-in	$130,000	$—	$—
Deposits on deposit type contract funds and other liabilities without life or disability contingencies	3,357	4,077	—
Other sources	113,887	295,772	88,067

Total cash provided	247,244	299,849	88,067

Other cash applied:
Withdrawals on deposit type contract funds and other liabilities without life or disability contingencies	(4,212)	(4,154)	—
Other applications, net	(64,111)	(75,372)	(6,346)

Total other cash applied	(68,323)	(79,526)	(6,346)

Net cash provided by financing and miscellaneous activities	178,921	220,323	81,721

Increase (decrease) in cash and short-term investments	176,227	105,687	(38,171)
Cash and short-term investments at beginning of year	148,906	43,219	81,390

Cash and short-term investments at end of year	$325,133	$148,906	$43,219

See accompanying notes.

AUSA Life Insurance Company, Inc.

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share Data)

December 31, 2002

1. Organization and Summary of Significant Accounting Policies

Organization

AUSA Life Insurance Company, Inc. (the Company) is a stock life insurance company and is a wholly owned subsidiary of First AUSA Life Insurance Company (First AUSA), an indirect wholly owned subsidiary of AEGON USA, Inc. (AEGON). AEGON is an indirect wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands. Effective September 24, 1993, First AUSA purchased from The Dreyfus Corporation (Dreyfus), its entire interest in Dreyfus Life Insurance Company and subsequently changed the name to AUSA Life Insurance Company, Inc. On December 31, 1993, the Company entered into an assumption reinsurance agreement with Mutual of New York (MONY) to transfer certain group pension business of MONY to the Company.

Nature of Business

The Company primarily sells fixed and variable annuities, group life coverages, and guaranteed interest contracts and funding agreements. The Company is licensed in 50 states and the District of Columbia. Sales of the Company’s products are primarily through brokers.

Basis of Presentation

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Department of Insurance of the State of New York, which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:

AUSA Life Insurance Company, Inc.

Notes to Financial Statements—Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

1. Organization and Summary of Significant Accounting Policies (continued)

Investments:  Investments in bonds and mandatory redeemable preferred stocks are reported at amortized cost or market value based on their rating by the National Association of Insurance Commissioners (NAIC); for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of capital and surplus for those designated as available-for-sale.

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. Prior to April 1, 2001 under GAAP, the Company accounted for the effects of changes in prepayment assumptions in the same manner. Effective April 1, 2001 for GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to fair value. If high credit quality securities are adjusted, the retrospective method is used.

Investments in real estate are reported net of related obligations rather than on a gross basis. Changes between depreciated cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

AUSA Life Insurance Company, Inc.

Notes to Financial Statements—Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

1. Organization and Summary of Significant Accounting Policies (continued)

The initial valuation allowance and subsequent changes in the allowance for mortgage loans as a result of a temporary impairment are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

Valuation Reserves:  Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan. That net deferral is reported as the “interest maintenance reserve” (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses would be reported in the statement of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

The “asset valuation reserve” (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Policy Acquisition Costs:  The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

Nonadmitted Assets:  Certain assets designated as “nonadmitted” are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheets.

AUSA Life Insurance Company, Inc.

Notes to Financial Statements—Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

1. Organization and Summary of Significant Accounting Policies (continued)

Universal Life and Annuity Policies:  Subsequent to January 1, 2001, revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income or benefits paid. Interest on these policies is reflected in other benefits. Prior to January 1, 2001, all revenues for universal life and annuity policies consist of the entire premium received and benefits incurred represent the total of surrender and death benefits paid and the change in policy reserves. Under GAAP, for universal life, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values. Under GAAP for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability.

Benefit Reserves:  Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

Reinsurance:  A liability for reinsurance balances has been provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

AUSA Life Insurance Company, Inc.

Notes to Financial Statements—Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

1. Organization and Summary of Significant Accounting Policies (continued)

Deferred Income Taxes:  Effective October 1, 2002, deferred tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross of deferred tax assets expected to be realized within one year of the balance sheet date or 10 percent of capital and surplus excluding any net deferred tax assets, EDP equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are non-admitted. Deferred taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred taxes, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not expected to be realizable.

Statements of Cash Flow:  Cash, cash equivalents, and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

The effects of these variances have not been determined by the Company, but are presumed to be material.

For the year ended December 31, 2001, deferred taxes are not recognized by the State of New York. The Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices.

A reconciliation of the Company’s net loss for the year ended December 31, 2001 and capital and surplus at December 31, 2001 between NAIC SAP and practices prescribed or permitted by the Department of Insurance of the State of New York is shown below:

Net loss as presented herein	$(41,721)
State prescribed practices	—
State permitted practices	—

Net loss, NAIC SAP	$(41,721)

AUSA Life Insurance Company, Inc.

Notes to Financial Statements—Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

1. Organization and Summary of Significant Accounting Policies (continued)

Statutory surplus as presented herein	$442,381
State prescribed practices:
Deferred taxes	6,081
State permitted practices	—

Statutory surplus, NAIC SAP	$448,462

Investments

Investments in bonds (except those to which the Securities Valuation Office of the NAIC has ascribed a value), mortgage loans on real estate and short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts. Amortization is computed using methods which result in a level yield over the expected life of the security. The Company reviews its prepayment assumptions on mortgage and other asset-backed securities at regular intervals and adjusts amortization rates retrospectively when such assumptions are changed due to experience and/or expected future patterns. Investments in preferred stocks in good standing are reported at cost. Investments in preferred stocks not in good standing are reported at the lower of cost or market. Common stocks are carried at market and the related unrealized capital gains or losses are reported in unassigned surplus. Real estate is reported at cost less allowances for depreciation. Depreciation is computed principally by the straight-line method. Policy loans are reported at unpaid principal. Other invested assets consist principally of investments in various joint ventures and are recorded at equity in underlying net assets. Other “admitted assets” are valued principally at cost.

Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. The AVR is established by the Company to provide for potential losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for realized gains and losses.

Under a formula prescribed by the NAIC, the Company defers, in the IMR, the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.

AUSA Life Insurance Company, Inc.

Notes to Financial Statements—Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

1. Organization and Summary of Significant Accounting Policies (continued)

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. At December 31, 2002 and 2001, the Company excluded investment income due and accrued of $8,139 and $2,994 respectively, with respect to such practices.

The carrying values of all investments are reviewed on an ongoing basis for credit deterioration. If this review indicates a decline in market value that is other than temporary, the carrying value of the investment is reduced to its estimated realizable value, or fair value, and a specific writedown is taken. Such reductions in carrying value are recognized as realized losses on investments.

The Company uses interest rate swaps as part of its overall interest rate risk management strategy for certain life insurance and annuity products. The net interest effect of such swap transactions is reported as an adjustment of interest income from the hedged items as incurred.

Deferred income for unrealized gains and losses on the securities valued at market at the time of the assumption reinsurance agreement (described in Note 6) are returned to MONY at the time of realization pursuant to the agreement.

Premiums

Subsequent to January 1, 2001, revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of surrender and death benefits paid and the change in policy reserves. These revenues are recognized when due. Premiums received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income or benefits incurred. Prior to January 1, 2001, life, annuity, accident and health premiums were recognized as revenue when due.

The Company waives deduction of deferred fractional premiums upon death and refunds portions of premiums beyond the date of death. Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification.

AUSA Life Insurance Company, Inc.

Notes to Financial Statements—Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

1. Organization and Summary of Significant Accounting Policies (continued)

Aggregate Policy Reserves

Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. On group annuity deposit funds not involving life contingencies, tabular interest has been determined by adjusting the interest credited to group annuity deposits. On other funds not involving life contingencies, tabular interest has been determined by formula.

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, and 1980 Commissioners’ Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from 2.50 to 6.50 percent and are computed principally on the Net Level Premium Valuation and the Commissioners’ Reserve Valuation Method. Reserves for universal life policies are based on account balances adjusted for the Commissioners’ Reserve Valuation Method.

Deferred annuity reserves are calculated according to the Commissioners’ Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 3.50 to 8.25 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include guaranteed investment contracts (GIC)s and funding agreements classified as life-type contracts as defined in Statement of Statutory Accounting Principles (SSAP) No. 50, Classifications and Definitions of Insurance or Managed Care Contracts In Force.” These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with a cash settlement option, on a change in fund basis, according to the Commissioners’ Annuity Reserve Valuation Method.

AUSA Life Insurance Company, Inc.

Notes to Financial Statements—Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

1. Organization and Summary of Significant Accounting Policies (continued)

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required midterminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the statement date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Liability for Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include GICs, funding agreements, and other annuity contracts. Deposits and withdrawals received on these contracts are recorded as a direct increase or decrease to the liability balance, and are not reflected as premiums, benefits, or changes in reserves in the statement of operations.

Separate Accounts

Assets held in trust for purchases of separate account contracts and the Company’s corresponding obligation to the contract owners are shown separately in the balance sheets. Income and gains and losses with respect to these assets accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements.

Certain separate account assets and liabilities reported in the accompanying financial statements contain contractual guarantees. Guaranteed separate accounts represent funds invested by the Company for the benefit of individual contract holders who are guaranteed certain returns as specified in the contracts. Separate account asset performance different than guaranteed requirements is either transferred to or received from the general account and reported in the statements of operations. Guaranteed separate account assets and liabilities are reported at estimated fair value except for certain government and fixed-rate separate accounts, which are carried at amortized cost.

AUSA Life Insurance Company, Inc.

Notes to Financial Statements—Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

1. Organization and Summary of Significant Accounting Policies (continued)

The assets and liabilities of the nonguaranteed separate accounts are carried at estimated fair value.

Reinsurance

Coinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of inforce blocks of business are included in unassigned surplus and will be amortized into income over the estimated life of the policies. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively.

Stock Option Plan

AEGON N.V. sponsors a stock option plan that includes eligible employees of the Company. Pursuant to the plan, the option price at the date of grant is equal to the market value of the stock. Under statutory accounting principles, the Company does not record any expense related to this plan. However, the Company is allowed to record a deduction in the consolidated tax return filed by the Company and certain affiliates. The tax benefit of this deduction has been credited directly to unassigned surplus.

Reclassifications

Certain reclassifications have been made to the 2001 and 2000 financial statements to conform to the 2002 presentation.

2. Accounting Changes

The Company prepares its statutory-basis financial statements in conformity with accounting practices prescribed or permitted by the State of New York. Effective January 1, 2001, the State of New York required that insurance companies domiciled in the State of New York prepare their statutory-basis financial statements in accordance with the NAIC Accounting Practices and Procedures Manual subject to any deviations prescribed or permitted by the State of New York insurance commissioner.

AUSA Life Insurance Company, Inc.

Notes to Financial Statements—Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

2. Accounting Changes (continued)

Accounting changes adopted to conform to the provisions of the NAIC Accounting Practices and Procedures Manual are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. As a result of these changes, the Company reported a change in accounting principle, as an adjustment that decreased capital and surplus, of $1,365 as of January 1, 2001. This amount included the release of mortgage loan prepayment fees from IMR of $1,069 and the elimination of the cost of collection liability of $96 offset by the release of mortgage loan origination fees of $772 and bond writedowns of $1,758.

Effective October 1, 2002, as a result in a change in New York regulations, the Company adopted SSAP 10, Income Taxes. The effect of this accounting change resulted in an increase in capital and surplus of $24,860 and was accounted for as a cumulative effect of a change in accounting principles.

Effective January 1, 2003, the Company will adopt the provisions of SSAP No. 86, Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions. SSAP No. 86 supercedes SSAP No. 31, Derivative Instruments, and is effective for derivative transactions entered into or modified on or after January 1, 2003. SSAP No. 31 continues to apply to derivative transactions in place prior to January 1, 2003, however the Company can elect to apply SSAP No. 86 to these transactions as well. The Company has elected to adopt SSAP No. 86 for all existing and future derivative transactions. SSAP No. 86 adopts the general framework of Statement of Financial Accounting Standards (SFAS) No. 133, Accounting for Derivatives and Hedging Activities, which addresses the accounting for derivatives in accordance with accounting principles generally accepted in the United States. SSAP No. 86 differs from SFAS No. 133 in that it allows the derivative instrument to be carried consistent in a manner with the hedged item rather than at fair value. SSAP No. 86 also does not require the separate accounting for embedded derivatives as required by SFAS No. 133. The Company believes that the adoption of this statement will not have a material impact on the Company’s results of operations in future periods.

AUSA Life Insurance Company, Inc.

Notes to Financial Statements—Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

3. Capital Structure

During 2001, the Company exchanged 3,534 shares of its common stock with 44,175 shares of preferred stock. The par value of the preferred stock is $10 per share and is non-voting. The liquidation value is equal to par value plus the additional paid-in capital at the time of issuance. Holders of the preferred shares shall be entitled to a 6% non-cumulative dividend.

4. Fair Values of Financial Instruments

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash and short-term investments: The carrying amounts reported in the statutory-basis balance sheet for these instruments approximate their fair values.

Investment securities: Fair values for bonds (including redeemable preferred stocks) are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for common and preferred stocks are based on quoted market prices.

Mortgage loans on real estate and policy loans: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans. The fair value of policy loans is assumed to equal its carrying amount.

Interest rate swaps: Estimated fair values of interest rate swaps are based upon the pricing differential for similar swap agreements.

Short-term notes receivable from affiliates: The fair values for short-term notes receivable from affiliates are assumed to equal their carrying value.

Separate account assets: The fair values of separate account assets are based on quoted market prices.

AUSA Life Insurance Company, Inc.

Notes to Financial Statements—Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

4. Fair Values of Financial Instruments (continued)

Investment contracts: Fair values for the Company’s liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

Separate account annuity liabilities: Separate account annuity liabilities approximate the market value of the separate account assets less a provision for the present value of future profits related to the underlying contracts.

Fair values for the Company’s insurance contracts other than investment contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

The following sets forth a comparison of the fair values and carrying amounts of the Company’s financial instruments:

	December 31
	2002		2001
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Admitted assets
Cash and short-term investments	$325,133	$325,133	$148,906	$148,906
Bonds	4,748,005	4,930,286	4,403,548	4,471,576
Preferred stocks	4,306	4,434	4,207	4,146
Common stocks	32,407	32,407	177,659	177,659
Mortgage loans on real estate	448,966	509,914	439,685	467,958
Policy loans	17,457	17,457	13,440	13,440
Interest rate swap	10	9,383	34	10,633
Short-term notes receivable from affiliates	81,300	81,300	71,300	71,300
Separate account assets	6,156,589	6,182,216	6,507,715	6,516,581

Liabilities
Investment contract liabilities	4,479,042	4,379,563	4,167,351	4,146,920
Separate account annuity liabilities	5,979,646	5,980,260	6,372,829	6,363,288

AUSA Life Insurance Company, Inc.

Notes to Financial Statements—Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

5. Investments

The carrying amounts and estimated fair values of investments in bonds and preferred stocks were as follows:

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
December 31, 2002
Bonds:
United States Government and agencies	$321,050	$6,921	$357	$327,614
State, municipal and other government	128,192	9,441	94	137,539
Public utilities	379,647	18,874	16,108	382,413
Industrial and miscellaneous	2,877,046	179,240	25,011	3,031,275
Mortgage-backed and asset-backed securities	1,042,070	41,751	32,376	1,051,445

	4,748,005	256,227	73,946	4,930,286
Preferred stocks	4,306	128	—	4,434

	$4,752,311	$256,355	$73,946	$4,934,720

December 31, 2001
Bonds:
United States Government and agencies	$99,676	$2,593	$389	$101,880
State, municipal and other government	132,683	4,504	377	136,810
Public utilities	376,928	10,765	3,403	384,290
Industrial and miscellaneous	2,671,045	88,595	46,039	2,713,601
Mortgage-backed and asset-backed securities	1,123,216	24,414	12,635	1,134,995

	4,403,548	130,871	62,843	4,471,576
Preferred stocks	4,207	8	69	4,146

	$4,407,755	$130,879	$62,912	$4,475,722

AUSA Life Insurance Company, Inc.

Notes to Financial Statements—Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

5. Investments (continued)

The carrying amounts and estimated fair values of bonds at December 31, 2002, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Carrying Amount	Estimated Fair Value
Due in one year or less	$312,666	$317,042
Due after one year through five years	2,259,112	2,373,598
Due after five years through ten years	861,614	902,487
Due after ten years	272,543	285,714

	3,705,935	3,878,841
Mortgage-backed and asset-backed securities	1,042,070	1,051,445

	$4,748,005	$4,930,286

A detail of net investment income is presented below:

	Year Ended December 31
	2002	2001	2000
Interest on bonds and notes	$296,340	$308,043	$291,370
Mortgage loans on real estate	37,650	35,193	35,501
Real estate	236	194	709
Dividends on common and preferred stocks	991	823	—
Interest on policy loans	1,197	746	189
Derivative instruments	10,846	4,864	550
Other investment income	2,286	7,640	11,268

Gross investment income	349,546	357,503	339,587
Less investment expenses	9,914	8,800	8,869

Net investment income	$339,632	$348,703	$330,718

AUSA Life Insurance Company, Inc.

Notes to Financial Statements—Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

5. Investments (continued)

Proceeds from sales and maturities of bonds and related gross realized gains and losses were as follows:

	Year Ended December 31
	2002	2001	2000
Proceeds	$4,662,244	$2,865,488	$1,602,375

Gross realized gains	$46,052	$25,118	$6,526
Gross realized losses	(86,247)	(58,306)	(28,546)

Net realized losses	$(40,195)	$(33,188)	$(22,020)

Gross realized losses include $53,920 and $40,103 related to losses recognized on other than temporary declines in market values of bonds for the years ended December 31, 2002 and 2001, respectively.

At December 31, 2002, investments with an aggregate carrying amount of $4,331 were on deposit with regulatory authorities or were restrictively held in bank custodial accounts for the benefit of such regulatory authorities as required by statute.

Realized investment gains (losses) and changes in unrealized gains (losses) for investments are summarized below:

	Realized
	Year Ended December 31
	2002	2001	2000
Bonds	$(40,195)	$(33,188)	$(22,020)
Common stocks	(35,184)	(34,553)	—
Preferred stocks	—	(207)	—
Cash short-term investments	(2)	(2)	—
Mortgage loans on real estate	(3,470)	(1,489)	209
Real estate	(358)	(2)	1,690
Derivative instruments	(1,919)	—	—
Other invested assets	(1,807)	(726)	(81)

	(82,935)	(70,167)	(20,202)
Federal income tax effect	4,050	6,793	5,313
Transfer (to) from interest maintenance reserve	(5,250)	(11,078)	15,912

Net realized capital gains (losses) on investments	$(84,135)	$(74,452)	$1,023

AUSA Life Insurance Company, Inc.

Notes to Financial Statements—Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

5. Investments (continued)

	Changes in Unrealized
	Year Ended December 31
	2002	2001	2000
Bonds	$(10,428)	$(418)	$(1,302)
Preferred stocks	(324)	—	—
Common stocks	(2,092)	3,458	773
Mortgage loans on real estate	(2,557)	(288)	(11)
Other invested assets	(1,797)	(302)	—

Change in net unrealized capital gains/losses	$(17,198)	$2,450	$(540)

Gross unrealized gains (losses) in common stocks were as follows:

	December 31
	2002	2001
Unrealized gains	$3,945	$12,812
Unrealized losses	(1,818)	(8,593)

Net unrealized gains	$2,127	$4,219

During 2002, the Company issued mortgage loans with interest rates ranging from 3.8% to 9.0%. The maximum percentage of any one loan to the value of the underlying real estate at origination was 78%. The Company requires all mortgage loans to carry fire insurance equal to the value of the underlying property. As of December 31, 2002, the Company had no mortgage loans with interest more than 180 days overdue.

During 2002, 2001, and 2000, there were no mortgage loans that were foreclosed and transferred to real estate. At December 31, 2002 and 2001, the Company held a mortgage loan loss reserve in the AVR of $20,232 and $31,221, respectively. The mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

AUSA Life Insurance Company, Inc.

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

5. Investments (continued)

Geographic Distribution				Property Type Distribution
	December 31			December 31
	2002	2001		2002	2001
South Atlantic	25%	31%	Office	32%	35%
E. North Central	17	16	Retail	26	22
Pacific	15	13	Industrial	23	22
Mid-Atlantic	13	11	Medical	7	7
Mountain	15	10	Agricultural	8	7
W. South Central	7	10	Apartment	3	4
New England	2	4	Other	1	3
W. North Central	3	3
E. South Central	3	2

The Company utilizes interest rate swap agreements as part of its efforts to hedge and manage fluctuations in the market value of its investment portfolio attributable to changes in general interest rate levels and to manage duration mismatch of assets and liabilities. The contract or notional amounts of those instruments reflect the extent of involvement in the various types of financial instruments.

The Company’s exposure to credit risk is the risk of loss from a counterparty failing to perform according to the terms of the contract. That exposure includes settlement risk (i.e., the risk that the counterparty defaults after the Company has delivered funds or securities under terms of the contract) that would result in an accounting loss and replacement cost risk (i.e., the cost to replace the contract at current market rates should the counterparty default prior to settlement date). Credit loss exposure resulting from nonperformance by a counterparty for commitments to extend credit is represented by the contractual amounts of the instruments.

AUSA Life Insurance Company, Inc.

Notes to Financial Statements—Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

5. Investments (continued)

At December 31, 2002 and 2001, the Company’s outstanding financial instruments with on and off-balance sheet risks, shown in notional amounts, are summarized as follows:

	Notional Amount
	December 31
	2002	2001
Derivative securities:
Interest rate swaps:
Receive fixed—pay floating	$276,400	$224,700
Receive floating—pay fixed	47,916	61,090

6. Reinsurance

The Company reinsures portions of risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Premiums earned reflect the following reinsurance assumed and ceded amounts for the year ended December 31:

	Year Ended December 31
	2002	2001	2000
Direct premiums	$1,609,421	$1,544,041	$1,601,477
Reinsurance assumed	562,771	467,764	4,504
Reinsurance ceded	(361,535)	(352,240)	(2,388)

Net premiums earned	$1,810,657	$1,659,565	$1,603,593

The Company received reinsurance recoveries in the amounts of $202,939, $39,901, and $2,900 during 2002, 2001, and 2000, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2002 and 2001 of $452,858 and $467,111, respectively.

AUSA Life Insurance Company, Inc.

Notes to Financial Statements—Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

6. Reinsurance (continued)

On December 31, 1993, the Company and Mutual of New York (MONY) entered into an assumption reinsurance agreement whereby all of the general account liabilities were novated to the Company from MONY as state approvals were received. In accordance with the agreement, MONY received payments relating to the performance of the assets and liabilities that existed at the date of closing for a period of nine years. These payments have been reduced for certain administrative expenses as defined in the agreement. The Company has recognized operating gains and losses on new deposits into existing accounts received after December 31, 1993, and on all new accounts established after that date. On December 31, 2002, the Company purchased from MONY the remaining transferred business inforce for $71,886, which was charged to expense. At December 31, 2002 and 2001, the Company also owed MONY $18,787 and $25,899, respectively, which represents the amount earned by MONY under the gain sharing calculation and certain fees for investment management services for the respective years. In connection with the transaction, MONY purchased $150,000 and $50,000 in Series A and Series B notes, respectively, of AEGON. During 2002, the Series B note was repaid to MONY.

AEGON provides general and administrative services for the transferred business under a related agreement with MONY. The agreement specifies prescribed rates for expenses to administer the business up to certain levels. In addition, AEGON also provides investment management services on the assets underlying the new business written by the Company while MONY continues to provide investment management services for assets supporting the remaining policy liabilities which were transferred at December 31, 1993.

During 2002, the Company entered into a reinsurance transaction with Transamerica International Re (Bermuda) Ltd., an affiliate of the Company. Under the terms of this transaction, the Company ceded certain traditional life insurance contracts. The net of tax impact from the cession of inforce business was $9,953, which was credited directly to unassigned surplus.

During 2002, the Company recaptured a reinsurance agreement from a non-affiliated company. As a result of this recapture, the Company recorded consideration on reinsurance recaptured and change in reserves of $77,057. The Company paid $6,000 to the former reinsurer and received approximately $83,000 of cash and invested assets that support the policyholder liabilities.

AUSA Life Insurance Company, Inc.

Notes to Financial Statements—Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

6. Reinsurance (continued)

During 2001, the Company assumed certain traditional life insurance contracts from Transamerica Occidental Life Insurance Company, an affiliate. The Company recorded goodwill of $14,280 related to this transaction. The related amortization for 2002 was $1,385. The remaining goodwill balance has been non-admitted at December 31, 2002.

During 2001, the Company entered into an indemnity reinsurance agreement on an inforce block of business with an unaffiliated company. The net of tax impact of $6,500 related to this transaction has been recorded directly to unassigned surplus.

7. Income Taxes

The components of the net deferred income tax asset are comprised of the following:

	December 31, 2002	October 1, 2002
Deferred tax components:
Gross deferred income tax assets	$106,060	$100,593
Gross deferred income tax liabilities	12,328	12,959
Deferred income tax assets nonadmitted	53,879	62,774

Net deferred income tax asset	$39,853	$24,860

AUSA Life Insurance Company, Inc.

Notes to Financial Statements—Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

7. Income Taxes (continued)

The components of deferred taxes, as well as the net change for the period from October 1, 2002 to December 31, 2002, are as follows:

	December 31, 2002	October 1, 2002	Net Change
Deferred income tax assets:
Nonadmitted assets	$6,070	$5,118	$952
Loss carryforwards	10,789	6,770	4,019
Deferred acquisition costs	16,570	16,667	(97)
Reserves	13,289	11,506	1,783
Tax ceding commissions	25,219	25,572	(353)
Unrealized capital losses	32,183	37,688	(5,505)
Other	1,940	(2,728)	4,668

Total deferred income tax assets	$106,060	$100,593	$5,467

Deferred income tax assets—nonadmitted	$53,879	$62,774	$(8,895)

Deferred income tax liabilities:
Section 807(f) adjustments	$538	$561	$(23)
MONY adjustments	2,925	1,273	1,652
Reinsurance transactions	4,014	4,139	(125)
Unrealized capital gains	4,652	6,852	(2,200)
Other	199	134	65

Total deferred income tax liabilities	$12,328	$12,959	$(631)

For federal income tax purposes, the Company joins in a consolidated income tax return filing with certain affiliated companies. Under the terms of a tax-sharing agreement between the Company and its affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carryforwards are determined on the basis of the consolidated group. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies’ alternative minimum taxable income.

AUSA Life Insurance Company, Inc.

Notes to Financial Statements—Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

7. Income Taxes (continued)

Federal income tax expense differs from the amount computed by applying the statutory federal income tax rate to gain (loss) from operations before federal income tax expense and net realized capital gains/losses on investments for the following reasons:

	Year Ended December 31
	2002	2001	2000
Income tax expense computed at the federal statutory rate (35%)	$(3,165)	$25,642	$29,496
§197 intangibles	24,704	—	—
Amortization of IMR	(1,335)	—	—
Deferred acquisition costs—tax basis	(1,617)	758	554
Dividends received deduction	(2,637)	(4,579)	(3,294)
Investment income items	(8)	(3,020)	(2,688)
Prior year under (over) accrual	(7,000)	3,456	(1,707)
Reinsurance transactions	3,235	2,275	—
Tax reserve valuation	1,345	16,281	(189)
All other adjustments	(2,036)	(281)	(1,459)

Federal income tax expense	$11,486	$40,532	$20,713

Federal income tax expense differs from the amount computed by applying the statutory federal income tax rate to net realized capital gains (losses) on investments due to the agreement between MONY and the Company, as discussed in Note 5 to the financial statements. In accordance with this agreement, these gains and losses are included in the net payments MONY will receive relating to the performance of the assets that existed at the date of closing. Accordingly, income taxes relating to gains and losses on such assets are not provided on the income tax return filed by the Company.

Capital loss carryforwards of $30,826 originated during 2002 and will expire in 2007 if unused.

Prior to 1984, as provided for under the Life Insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation but was accumulated for income tax purposes in a memorandum account referred to as the policyholders’ surplus account. No federal income taxes have been provided for in the financial statements on income deferred in the policyholders’ surplus account ($2,427 at December 31, 2002).

AUSA Life Insurance Company, Inc.

Notes to Financial Statements—Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

7. Income Taxes (continued)

To the extent dividends are paid from the amount accumulated in the policyholders’ surplus account, net earnings would be reduced by the amount of tax required to be paid. Should the entire amount in the policyholders’ surplus account become taxable, the tax thereon computed at current rates would amount to approximately $849.

The Company’s federal income tax returns have been examined by the Internal Revenue Service and the statute is closed through 1995. The examination fieldwork for 1996 through 1997 has been completed and a protest of findings has been filed with the Appeals Office of the Internal Revenue Service. An examination of 1998 through 2000 is currently in process.

8. Policy and Contract Attributes

A portion of the Company’s policy reserves and other policyholders’ funds relate to liabilities established on a variety of the Company’s annuity and deposit fund products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, are summarized as follows:

	December 31
	2002		2001
	Amount	Percent of Total	Amount	Percent of Total
Subject to discretionary withdrawal with market value adjustment	$1,470,289	14%	$1,189,014	11%
Subject to discretionary withdrawal at book value less surrender charge	1,123,650	11	1,053,472	10
Subject to discretionary withdrawal at market value	3,031,140	29	3,868,695	37
Subject to discretionary withdrawal at book value (minimal or no charges or adjustments)	2,240,595	21	2,171,750	20
Not subject to discretionary withdrawal	2,599,270	25	2,338,240	22

	10,464,944	100%	10,621,171	100%

Less reinsurance ceded	—		77,057

Total policy reserves on annuities and deposit fund liabilities	$10,464,944		$10,544,114

AUSA Life Insurance Company, Inc.

Notes to Financial Statements—Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

8. Policy and Contract Attributes (continued)

Separate account assets held by the Company represent contracts where the benefit is determined by the performance of the investments held in the separate account. Information regarding the separate accounts of the Company as of and for the years ended December 31, 2002, 2001 and 2000 is as follows:

	Guaranteed Separate Account	Non-guaranteed Separate Account	Total
Premiums, deposits and other considerations for the year ended December 31, 2002	$405,730	$768,125	$1,173,855

Reserves at December 31, 2002 for separate accounts with assets at:
Fair value	$2,251,332	$2,888,948	$5,140,280
Amortized cost	847,122	—	847,122

Total	$3,098,454	$2,888,948	$5,987,402

Premiums, deposits and other considerations for the year ended December 31, 2001	$142,549	$912,082	$1,054,631

Reserves at December 31, 2001 for separate accounts with assets at:
Fair value	$2,075,015	$3,698,038	$5,773,053
Amortized cost	603,563	—	603,563

Total	$2,678,578	$3,698,038	$6,376,616

Premiums, deposits and other considerations for the year ended December 31, 2000	$107,736	$946,851	$1,054,587

Reserves at December 31, 2000 for separate accounts with assets at:
Fair value	$2,128,266	$4,123,157	$6,251,423
Amortized cost	561,167	—	561,167

Total	$2,689,433	$4,123,157	$6,812,590

AUSA Life Insurance Company, Inc.

Notes to Financial Statements—Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

8. Policy and Contract Attributes (continued)

There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of separate account liabilities on these products, by withdrawal characteristics, is summarized as follows:

	Guaranteed Separate Account	Non-guaranteed Separate Account	Total
December 31, 2002
Subject to discretionary withdrawal with market value adjustment	$639,806	$—	$639,806
Subject to discretionary withdrawal at book value less surrender charge	207,316	—	207,316
Subject to discretionary withdrawal at market value	149,949	2,888,948	3,038,897
Not subject to discretionary withdrawal	2,101,383	—	2,101,383

	$3,098,454	$2,888,948	$5,987,402

December 31, 2001
Subject to discretionary withdrawal with market value adjustment	$394,054	$—	$394,054
Subject to discretionary withdrawal at book value less surrender charge	209,509	—	209,509
Subject to discretionary withdrawal at market value	176,291	3,698,038	3,874,329
Not subject to discretionary withdrawal	1,898,724	—	1,898,724

	$2,678,578	$3,698,038	$6,376,616

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

	Year Ended December 31
	2002	2001	2000
Transfers as reported in the summary of operations of the separate accounts annual statement:
Transfers to separate accounts	$1,174,470	$1,054,653	$1,046,503
Transfers from separate accounts	(1,217,308)	(1,042,802)	(978,630)

Net transfers to (from) separate accounts	(42,838)	11,851	67,873

Other adjustments	2,068	(2,302)	1,853

Net transfers as set forth herein	$(40,770)	$9,549	$69,726

AUSA Life Insurance Company, Inc.

Notes to Financial Statements—Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

8. Policy and Contract Attributes (continued)

At December 31, 2002, the Company had separate account annuities with guaranteed living benefits as follows:

Benefit and Type of Risk	Subjected Account Value	Amount of Reserve Held	Reinsurance Reserve Credit

Guaranteed minimum income benefit	$2,015,651	$412,921	$—

During 2002, the Company reclassified some of its fixed deferred annuities from “without future interest guarantees” to “with future interest guarantees” for the purpose of determining the appropriate valuation interest rates. This caused an increase in reserves of $721, which was charged directly to capital and surplus.

Reserves on the Company’s traditional life products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy’s paid-through date to the policy’s next anniversary date. At December 31, 2002 and 2001, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loading, are as follows:

	Gross	Loading	Net
December 31, 2002
Life and annuity:
Ordinary direct first year business	$13,766	$623	$13,143
Ordinary direct renewal business	78,661	1,048	77,613
Group life direct business	661	250	411
Credit life	83	—	83
Reinsurance ceded	(21,900)	—	(21,900)

	71,271	1,921	69,350
Accident and health:
Direct	24,927	—	24,927
Reinsurance ceded	(27,631)	—	(27,631)

Total accident and health	(2,704)	—	(2,704)

	$68,567	$1,921	$66,646

AUSA Life Insurance Company, Inc.

Notes to Financial Statements—Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

8. Policy and Contract Attributes (continued)

December 31, 2001
Life and annuity:
Ordinary direct first year business	$7,909	$608	$7,301
Ordinary direct renewal business	60,208	1,036	59,172
Group life direct business	769	297	472
Credit life	104	—	104
Reinsurance ceded	(8,342)	—	(8,342)

Total life and annuity	60,648	1,941	58,707
Accident and health:
Direct	29,461	—	29,461
Reinsurance ceded	(36,191)	—	(36,191)

Total accident and health	(6,730)	—	(6,730)

	$53,918	$1,941	$51,977

At December 31, 2002 and 2001, the Company had insurance in force aggregating $58,337,209 and $20,743,481, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Department of Insurance of the State of New York. The Company established policy reserves of $57,482 and $16,692 to cover these deficiencies at December 31, 2002 and 2001, respectively.

9. Capital and Surplus

Life/health insurance companies are subject to certain Risk-Based Capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. At December 31, 2002, the Company meets the RBC requirements.

The Company is subject to certain limitations relative to statutory surplus, imposed by the State of New York, on the payment of dividends to its parent company. Subject to availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2003, without the prior approval of insurance regulatory authorities is $51,879. This amount may be impacted by the pending merger described in Note 15.

AUSA Life Insurance Company, Inc.

Notes to Financial Statements—Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

10. Securities Lending

The Company may lend securities to approved brokers and other parties to earn additional income. The Company receives collateral against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of loaned securities is determined at the close of business and any additional required collateral is delivered to the Company on the next business day. Although risk is mitigated by collateral, the account could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. At December 31, 2002 and 2001, the value of securities loaned amounted to $190,479 and $181,782, respectively.

11. Retirement and Compensation Plans

The Company’s employees participate in a qualified benefit pension plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on the SFAS No. 87 expense as a percent of salaries. The benefits are based on years of service and the employee’s compensation during the highest five consecutive years of employment. The Company’s allocation of pension expense for each of the years ended December 31, 2002, 2001, and 2000 was negligible. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974.

The Company’s employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to fifteen percent of their salary to the plan. The Company will match an amount up to three percent of the participant’s salary.

Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974. The Company was allocated $8 of expense for the year ended December 31, 2000. No amounts were allocated for the years ended December 31, 2002, and 2001.

AUSA Life Insurance Company, Inc.

Notes to Financial Statements—Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

11. Retirement and Compensation Plans (continued)

In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans calculated on the pay-as-you-go basis are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company’s allocation of postretirement expenses was negligible for each of the years ended December 31, 2002, 2001, and 2000.

12. Related Party Transactions

In accordance with an agreement between AEGON and the Company, AEGON will ensure the maintenance of certain minimum tangible net worth, operating leverage and liquidity levels of the Company, as defined in the agreement, through the contribution of additional capital by the Company’s parent as needed.

The Company shares certain officers, employees and general expenses with affiliated companies.

The Company receives data processing, investment advisory and management, marketing and administration services from certain affiliates. During 2002, 2001, and 2000, the Company paid $7,768, $6,725, and $6,095, respectively, for these services, which approximates their costs to the affiliates.

Payable to affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate. During 2002, 2001, and 2000, the Company paid net interest of $265, $335, and $510, respectively, to affiliates.

During 2002, the Company received capital contributions of $130,000 in cash from its parent.

At December 31, 2002 and 2001, the Company has net short-term notes receivables from an affiliate of $81,300 and $71,300, respectively.

AUSA Life Insurance Company, Inc.

Notes to Financial Statements—Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

13. Commitments and Contingencies

The Company has issued Trust (synthetic) GIC contracts to plan sponsors totaling $765,197 and $546,598 at December 31, 2002 and 2001, respectively, pursuant to terms under which the plan sponsor retains ownership of the assets related to these contracts. The Company guarantees benefit responsiveness in the event that plan benefit requests and other contractual commitments exceed plan cash flows. The plan sponsor agrees to reimburse the Company for such benefit payments with interest, either at a fixed or floating rate, from future plan and asset cash flows. In return for this guarantee, the Company receives a premium which varies based on such elements as benefit responsive exposure and contract size. The Company underwrites the plans for the possibility of having to make benefit payments and also must agree to the investment guidelines to ensure appropriate credit quality and cash flow matching. Funding requirements to date have been minimal and management does not anticipate any future material funding requirements that would have a material effect on reported financial results. The assets relating to such contracts are not recognized in the Company’s statutory-basis financial statements. A contract reserve has been established for the possibility of unexpected benefit payments at below market interest rates.

The Company may pledge assets as collateral for transactions involving funding agreements and reverse repurchase agreements. At December 31, 2002, the Company has pledged invested assets with a carrying value and market value of $6,933 and $6,933, respectively, in conjunction with these transactions.

The Company is a party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages, in addition to contract liability, it is management’s opinion that damages arising from such demands will not be material to the Company’s financial position.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. In accordance with the purchase agreement, assessments related to periods prior to the purchase of the Company will be paid by Dreyfus and assessments attributable to business reinsured from MONY for premiums received prior to the date of the transaction will be paid by MONY (see Note 1). The Company will be responsible for assessments, if any, attributable to premium income after the date of purchase. Assessments are charged

AUSA Life Insurance Company, Inc.

Notes to Financial Statements—Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

13. Commitments and Contingencies (continued)

to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company’s balance sheet. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. The guaranty fund expense (credit) was $(792), $(415), and $48 for the years ended December 31, 2002, 2001, and 2000, respectively.

14. Managing General Agents

For the years ended December 31, 2002, 2001 and 2000, the Company had $28,825, $32,773 and $44,100 respectively, of direct premiums written by managing general agents.

15. Pending Merger

During 2002, the Company’s Board of Directors approved the terms and form of a merger with Transamerica Life Insurance Company of New York (“TONY”), an affiliate. The Board of Directors of TONY has also approved this merger. The merger is currently pending regulatory approval, and is expected to occur on or around April 1, 2003. The Company will be the surviving corporation and it is expected that the name of the Company will be changed to Transamerica Financial Life Insurance Company.

The pro forma financial statements in this footnote give retroactive effect as if the merger had occurred on January 1, 2000 in conformity with SSAP No. 68. There were no significant elimination entries necessary for the preparation of these pro forma statements.

Upon final regulatory approval, this merger will be accounted for as a statutory merger, which is similar to the pooling of interest method of accounting. Accordingly, the historical book values will be carried over from TONY to the Company. The accompanying financial information is not necessarily indicative of the results that would have been recorded had the merger actually occurred on January 1, 2000, nor is it necessarily indicative of future results.

AUSA Life Insurance Company, Inc.

Notes to Financial Statements—Statutory Basis (continued)

(Dollars in Thousands, Except per Share Data)

15. Pending Merger (continued)

	Proforma Balance Sheets
	December 31
	2002	2001
Admitted assets
Cash and invested assets:
Bonds	$6,186,513	$5,522,944
Stocks:
Preferred	4,306	4,207
Common, at market (cost: $30,280 in 2002 and $173,440 in 2001)	32,407	177,659
Mortgage loans on real estate	448,966	439,685
Real estate	239	1,009
Policy loans	39,909	33,497
Net short-term notes receivable from affiliates	81,300	71,300
Cash and short-term investments	359,807	202,991
Other invested assets	28,641	19,504

Total cash and invested assets	7,182,088	6,472,796

Receivable from parent, subsidiaries and affiliates	—	29,372
Premiums deferred and uncollected	68,515	53,394
Accrued investment income	93,755	88,323
Federal and foreign income tax recoverable	4,040	—
Net deferred income tax asset	39,853	—
Goodwill	—	12,852
Reinsurance receivable	21,168	39,293
Other admitted assets	18,937	18,440
Separate account assets	6,534,797	7,030,795

Total admitted assets	$13,963,153	$13,745,265

AUSA Life Insurance Company, Inc.

Notes to Financial Statements—Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

15. Pending Merger (continued)

	Proforma Balance Sheets
	December 31
	2002	2001
Liabilities and capital and surplus
Liabilities:
Aggregate reserves for policies and contracts:
Life	$621,060	$554,685
Annuity	5,481,865	4,908,220
Accident and health	23,382	21,584
Policy and contract claim reserves	33,223	87,280
Liability for deposit type contracts	219,049	207,905
Other policyholders’ funds	977	767
Transfers to separate accounts due or accrued	(19,162)	(25,798)
Remittances and items not allocated	74,877	166,393
Asset valuation reserve	24,498	52,814
Interest maintenance reserve	21,548	20,112
Funds held under coinsurance and other reinsurance treaties	141,144	162,211
Reinsurance in unauthorized companies	7,144	14,155
Commissions and expense allowances payable on reinsurance assumed	18,410	14,372
Payable for securities	13,526	9,945
Payable to affiliates	39,719	—
Consideration to MONY pursuant to acquisition agreement	71,886	—
Payable under assumption reinsurance agreement	18,787	25,899
Provision for experience rating refunds	243	(11,156)
Other liabilities	31,940	22,278
Federal income taxes payable	—	16,452
Separate account liabilities	6,525,597	7,019,660

Total liabilities	13,349,713	13,267,778

Capital and surplus:
Common stock, $125 par value, 20,000 shares authorized, 16,466 issued and outstanding	2,058	2,058
Preferred stock, $10 par value, 44,175 shares authorized, issued and outstanding	442	442
Paid-in surplus	600,100	420,100
Special surplus	2,226	2,282
Unassigned surplus	8,614	52,605

Total capital and surplus	613,440	477,487

Total liabilities and capital and surplus	$13,963,153	$13,745,265

AUSA Life Insurance Company, Inc.

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

15. Pending Merger (continued)

	Proforma Statements of Operations
	Year ended December 31
	2002	2001	2000
Revenue:
Premiums and other considerations, net of reinsurance:
Life	$247,352	$168,283	$65,908
Annuity	1,835,229	1,717,409	1,794,490
Accident and health	60,639	54,963	30,613
Net investment income	430,586	421,643	394,922
Amortization of interest maintenance reserve	3,907	461	338
Commissions and expense allowances on reinsurance ceded	83,666	31,621	1,968
Income from fees associated with investment management, administration and contract guarantees for separate accounts	53,373	61,015	67,333
Consideration on reinsurance recaptured	77,057	—	—
Other income	7,708	2,235	4,833

	2,799,517	2,457,630	2,360,405

Benefits and expenses:
Benefits paid or provided for:
Life and accident and health benefits	171,650	260,206	43,130
Surrender benefits	1,652,680	1,538,859	1,752,015
Other benefits	71,831	69,790	44,396
Increase (decrease) in aggregate reserves for policies and contracts:
Life	62,963	(91,996)	23,801
Annuity	562,625	377,810	24,100
Accident and health	1,797	5,059	(156)
Other	—	—	2,362
Increase in liability for deposit type funds	—	—	128,146

	2,523,546	2,159,728	2,017,794

Insurance expenses:
Commissions	137,155	140,103	68,403
General insurance expenses	93,628	69,224	72,700
Taxes, licenses and fees	7,281	3,071	2,145
Net transfers to (from) separate accounts	(86,514)	14,597	122,578
Consideration to MONY pursuant to acquisition agreement	71,886	—	—
Other expenses	54,502	8,260	55

	277,938	235,255	265,881

Total benefits and expenses	2,801,484	2,394,983	2,283,675
Gain (loss) from operations before dividends to policyholders, federal income tax expense and net realized capital gains (losses) on investments	(1,967)	62,647	76,730
Dividends to policyholders	3	52	—

Gain (loss) from operations before federal income tax expense and net realized capital gains (losses) on investments	(1,970)	62,595	76,730
Federal income tax expense	15,329	36,647	18,920

Gain (loss) from operations before net realized capital gains (losses) on investments	(17,299)	25,948	57,810
Net realized capital gains (losses) on investments (net of related federal income taxes and amounts transferred to interest maintenance reserve)	(87,540)	(80,455)	2,019

Net income (loss)	$(104,839)	$(54,507)	$59,829

Statutory-Basis Financial

Statement Schedules

AUSA Life Insurance Company, Inc.

Summary of Investments—Other Than  Investments in Related Parties

(Dollars in Thousands)

December 31, 2002

SCHEDULE I

Type of Investment	Cost (1)	Fair Value	Amount at Which Shown in the Balance Sheet
Fixed maturities
Bonds:
United States Government and government agencies and authorities	$321,234	$327,812	$321,234
States, municipalities and political subdivisions	173,798	181,943	173,798
Foreign governments	92,648	98,709	92,648
Public utilities	379,647	382,413	379,647
All other corporate bonds	3,780,678	3,939,409	3,775,687
Redeemable preferred stock	4,306	4,434	4,306

Total fixed maturities	4,752,311	4,934,720	4,747,320

Equity securities
Common stocks:
Banks, trust and insurance	1,864	1,872	1,872
Industrial, miscellaneous and all other	28,416	30,535	30,535

Total equity securities	30,280	32,407	32,407

Mortgage loans on real estate	448,966		448,966
Real estate	239		239
Policy loans	17,457		17,457
Other invested assets	24,712		24,712
Cash and short-term investments	325,133		325,133

Total investments	$5,599,098		$5,596,234

(1)	Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and other than temporary impairments and adjusted for amortization of premiums or accrual of discounts.

AUSA Life Insurance Company, Inc.

Supplementary Insurance Information

(Dollars in Thousands)

SCHEDULE III

	Future Policy Benefits and Expenses	Unearned Premiums	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*	Benefits, Claims Losses and Settlement Expenses	Other Operating Expenses	Premiums Written
Year ended December 31, 2002
Individual life	$428,045	$—	$25,062	$213,127	$32,112	$179,034	$126,390
Individual health	7,693	3,170	4,660	15,457	1,204	9,297	5,748	$15,203
Group life and health	9,585	691	(3,361)	33,626	779	30,331	20,050	19,657
Annuity	4,342,514	—	—	1,548,447	305,537	1,879,266	125,495

	$4,787,837	$3,861	$26,361	$1,810,657	$339,632	$2,097,928	$277,683

Year ended December 31, 2001
Individual life	$372,398	$—	$66,191	$140,874	$31,879	$114,650	$75,841
Individual health	10,109	3,445	4,930	16,925	1,130	12,769	4,723	$16,624
Group life and health	6,566	1,346	7,192	28,620	575	22,970	13,959	18,303
Annuity	4,039,430	—	—	1,473,146	315,119	1,678,431	97,976

	$4,428,503	$4,791	$78,313	$1,659,565	$348,703	$1,828,820	$192,499

Year ended December 31, 2000
Individual life	$157,018	$—	$2,760	$40,543	$18,632	$36,973	$12,546	16,675
Individual health	10,295	3,540	4,179	17,032	1,378	10,534	5,268	17,827
Group life and health	5,090	928	4,405	16,818	796	12,352	4,241
Annuity	686,560	—	5	1,529,200	309,912	1,672,770	156,838

	$858,963	$4,468	$11,349	$1,603,593	$330,718	$1,732,629	$178,893

*	Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

AUSA Life Insurance Company, Inc.

Reinsurance

(Dollars in Thousands)

SCHEDULE IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year ended December 31, 2002
Life insurance in force	$2,630,487	$120,420,429	$204,017,050	$86,227,108	237%

Premiums:
Individual life	$28,396	$271,400	$456,131	$213,127	214%
Individual health	15,203	162	416	15,457	3
Group life and health	19,657	89,973	103,942	33,626	309
Annuity	1,546,165	—	2,282	1,548,447	—

	$1,609,421	$361,535	$562,771	$1,810,657	31%

Year ended December 31, 2001
Life insurance in force	$2,646,826	$130,478,557	$196,232,341	$68,400,610	287%

Premiums:
Individual life	$37,338	$298,368	$401,904	$140,874	285%
Individual health	16,624	196	497	16,925	3
Group life and health	18,304	53,202	63,518	28,620	222
Annuity	1,471,775	474	1,845	1,473,146	—

	$1,544,041	$352,240	$467,764	$1,659,565	28%

Year ended December 31, 2000
Life insurance in force	$2,445,468	$68,370	$314,257	$2,691,355	12%

Premiums:
Individual life	$38,889	$613	$2,267	$40,543	6%
Individual health	16,675	209	566	17,032	3
Group life and health	17,827	1,039	30	16,818	—
Annuity	1,528,086	527	1,641	1,529,200	—

	$1,601,477	$2,388	$4,504	$1,603,593	—%

47